UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


       |X| Pre-Effective Amendment No. 2 |_| Post-Effective Amendment No.


                        (Check appropriate box or boxes)

                          Touchstone Funds Group Trust

               (Exact Name of Registrant as Specified in Charter)

                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202

 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                                 (800) 543-0407

                        (Area Code and Telephone Number)

                               Jay S. Fitton, Esq.
                                    JPMorgan
                             303 Broadway, Suite 900
                              Cincinnati, OH 45202
                                  513-878-4066

                     (Name and Address of Agent for Service)

                                   Copies to:

                                 John Ford, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103
                                  215-963-5110

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

August 8, 2008


                           NAVELLIER MILLENNIUM FUNDS
                    Navellier International Growth Portfolio

Dear Shareholder:


      The Prospectus/Proxy Statement that accompanies this letter describes a proposed reorganization of the Navellier International Growth Portfolio, a series of Navellier Millennium Funds, into the Touchstone International Growth Fund, a new series of Touchstone Funds Group Trust (the "Reorganization"). You are being asked to vote on this proposal. The Board of Trustees of the Navellier Millennium Funds has approved the proposal and recommends that you vote FOR the proposal.

      The Prospectus/Proxy Statement contains details about the Touchstone International Growth Fund's investment objective, policies, management and costs that are important for you to know. I urge you to take the time to review it carefully. The Touchstone International Growth Fund's investment objective and policies are substantially identical to those of the Navellier International Growth Portfolio. Navellier & Associates, Inc., the current investment adviser to the Navellier International Growth Portfolio, is the sub-advisor for the Touchstone International Growth Fund. As such, Navellier & Associates, Inc. manages the Touchstone International Growth Fund substantially in the same way it manages the Navellier International Growth Portfolio. Your vote is important no matter how many shares you own. I would like, in addition, to answer some initial basic questions about the proposed Reorganization.


WHY ARE YOU DOING THIS?

      The Reorganization is being proposed in order to achieve operating efficiencies, lower operating expenses, and to provide the opportunity for a more efficient investment management process. The Reorganization may benefit you by achieving operating efficiencies and reducing operating expenses by utilizing the distribution capabilities of Touchstone Securities, Inc., the distributor of the Touchstone International Growth Fund. Your current operating expenses will be reduced immediately as the Touchstone International Growth Fund has a lower expense ratio than that of the Navellier International Growth Portfolio.

WHAT WILL HAPPEN TO MY EXISTING SHARES?


      If you currently own shares of the Navellier International Growth Portfolio you will receive Class A shares of the Touchstone International Growth Fund. You will not pay any sales charges or redemption fees in connection with the Reorganization. Because Touchstone is a new series, you will receive the same amount of Touchstone International Growth Funds shares as you hold of Navellier International Growth Portfolio as of the date of the Reorganization.


WILL I HAVE TO PAY TAXES AS A RESULT OF THE REORGANIZATION?

      No. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.

WHAT ARE MY CHOICES?


      On the enclosed proxy card you have three options. You may vote YES, as the Trustees and management of the Navellier Millennium Funds recommend. You may vote NO, or you may ABSTAIN. It is important that you know that a majority of the shares voting in the Navellier International Growth Portfolio must vote YES for the proposal to pass and be implemented. In other words, an abstain vote is not a neutral response; it is the equivalent of a No vote.


      Shares will be voted at a Special Meeting of Shareholders to be held on or about September 26, 2008, at the offices of the Navellier Millennium Funds, One East Liberty Street, Third Floor, Reno, Nevada, 89501. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card in the enclosed postage paid envelope. Or you may follow the instructions on your proxy card to call in your vote or vote through the Internet.


      If you have any questions about the proxy card, please call Navellier Millennium Funds at 1-800-887-8671. If we do not receive your vote within a few days, you may be contacted by Broadridge, our proxy solicitor, who will remind you to vote.

      Thank you for considering the proposal carefully.


Sincerely,


/s/ Louis G. Navellier

Louis G. Navellier

Trustee of the Navellier International
Growth Portfolio of the Navellier
Millennium Funds

                          THE NAVELLIER MILLENIUM FUNDS

                      ONE EAST LIBERTY STREET, THIRD FLOOR
                               RENO, NEVADA 89501

                    NAVELLIER INTERNATIONAL GROWTH PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To Be Held on September 26, 2008

To the Shareholders of the Navellier International Growth Portfolio:

      NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Navellier International Growth Portfolio of the Navellier Millennium Funds, will be held at the offices of the Navellier Millennium Funds, One East Liberty Street, Third Floor, Reno, Nevada, 89501 on September 26, 2008 at 11:00 a.m. Pacific Time and any adjournments thereof (the "Special Meeting") for the following purpose:

      To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of the Navellier International Growth Portfolio (the "Navellier Fund") by the Touchstone International Growth Fund (the "Touchstone Fund"), a series of the Touchstone Funds Group Trust, in exchange for shares of the Touchstone Fund and the assumption by the Touchstone Fund of the liabilities of the Navellier Fund. The Plan also provides for distribution of shares of the Touchstone Fund to shareholders of the Navellier Fund in liquidation and subsequent termination of the Navellier Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Navellier Fund.

      The Board of Trustees has fixed the close of business on July 28, 2008 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                          By order of the Board of Trustees

                                          /s/ Louis G. Navellier


                                          Louis G. Navellier
                                          Trustee of the Navellier International
                                          Growth Portfolio of the Navellier
                                          Millennium Funds

August 8, 2008


SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Navellier Millennium Funds in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

      REGISTRATION                                  VALID SIGNATURE
      ------------                                  ---------------

      CORPORATE ACCOUNTS
      ------------------

      (1)   ABC Corp .............................. ABC Corp.

      (2)   ABC Corp .............................. John Doe, Treasurer

      (3)   ABC Corp.
            c/o John Doe, Treasurer ............... John Doe

      (4)   ABC Corp. Profit Sharing Plan ......... John Doe, Trustee

      TRUST ACCOUNTS
      --------------

      (1)   ABC Trust ............................. Jane B. Doe, Trustee

      (2)   Jane B. Doe, Trustee
            u/t/d 12/28/78 ........................ Jane B. Doe

      CUSTODIAL OR ESTATE ACCOUNTS
      ----------------------------

      (1)   John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA ......... John B. Smith

      (2)   Estate of John B. Smith ............... John B. Smith, Jr., Executor

                           PROSPECTUS/PROXY STATEMENT

                    Acquisition of Assets and Liabilities of

                    NAVELLIER INTERNATIONAL GROWTH PORTFOLIO

                                   a series of

                           NAVELLIER MILLENNIUM FUNDS
                      One East Liberty Street, Third Floor
                               Reno, Nevada 89501
                                 (800) 887-8671

                        By and In Exchange For Shares of

                      TOUCHSTONE INTERNATIONAL GROWTH FUND

                                   a series of

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407


                                 August 8, 2008


This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of the Navellier International Growth Portfolio ("Navellier") for consideration at a Special Meeting of Shareholders of Navellier Millennium Funds to be held on September 26, 2008 at 11:00 a.m. Pacific Time at the offices of the Navellier Millennium Funds, One East Liberty Street, Third Floor, Reno, Nevada 89501, and any adjournments thereof (the "Meeting"). The statement of additional information which relates to this Prospectus/Proxy Statement and the Reorganization is available upon oral or written request and without charge by calling (800) 543-0407 or by writing to Touchstone Funds Group Trust at P.O. Box 5354, Cincinnati, OH 45201-5354.

                                     GENERAL


      The Board of Trustees of the Navellier Millennium Funds has approved the proposed reorganization of Navellier into the Touchstone International Growth Fund ("Touchstone"), a new series of Touchstone Funds Group Trust. Navellier and Touchstone are sometimes referred to in this Prospectus/Proxy Statement individually as a "Fund" and collectively as the "Funds." Navellier Millennium Funds and Touchstone Funds Group Trust are sometimes referred to in this Prospectus/Proxy Statement individually as a "Trust" and collectively as the "Trusts."

      In the reorganization, all of the assets of Navellier will be acquired by Touchstone in exchange for Class A shares of Touchstone and the assumption by Touchstone of all the liabilities of Navellier (the "Reorganization"). If the Reorganization is approved, shares of Touchstone will be distributed to shareholders of Navellier in liquidation of Navellier, and Navellier will be terminated as a series of the Navellier Millennium Funds. If you own shares of Navellier, you will receive Class A shares of Touchstone. The number of shares you hold and the total value of your investment will not change as a result of the Reorganization. You will not incur any sales loads or similar transaction charges as a result of the Reorganization. The Reorganization is intended to qualify for Federal Income Tax purposes as a tax-free reorganization.

      Navellier does not charge an initial sales charge or a contingent deferred sales charge ("CDSC"). Navellier does have a 2.00% redemption fee and exchange fee on shares held less than 60 days. Navellier shareholders are charged an annual Rule 12b-1 distribution fee ("12b-1 fee") of 0.25% of average daily net assets.



      Class A shares of Touchstone charge a front-end sales charge of up to 5.75% for purchases of less than $1 million. Purchases of $1 million or more do not pay a front-end sales charge but may pay a CDSC of 1% if shares of the Fund are redeemed within one year of purchase and compensation was paid to an unaffiliated broker-dealer. After the Reorganization, if you purchase additional Class A shares of Touchstone or open a new account in any series within the Touchstone Family of Funds, you will not be subject to the Class A front-end sales charge. Class A shares of Touchstone are charged an annual 12b-1 fee of up to 0.25% of average daily net assets attributed to Class A shares.




      Upon completion of the Reorganization you will hold that number of full and fractional shares of Touchstone that have an aggregate net asset value equal to the aggregate net asset value of your shares of Navellier in which you are currently a shareholder.

      The investment objectives of Navellier and Touchstone are as follows:


--------------------------------------------------------------------------------
                 FUND                          INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
Navellier                             The Fund seeks long-term capital growth by
                                      investing in foreign stocks with the
                                      potential to rise in price.
--------------------------------------------------------------------------------
Touchstone                            The Fund seeks long-term capital growth.
--------------------------------------------------------------------------------


      The investment strategies for Navellier and Touchstone are substantially identical. See "How do the Funds' investment objectives, principal investment strategies and risks compare?"

      This Prospectus/Proxy Statement explains concisely the information about Touchstone that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning Navellier and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

------------------------------------------------------------------------------------------------------------------------------------
INFORMATION ABOUT NAVELLIER:                                       HOW TO OBTAIN THIS INFORMATION:
------------------------------------------------------------------------------------------------------------------------------------
Prospectus of the Navellier Millennium Funds relating to           Copies are available upon request and without charge if
the Fund dated May 1, 2008 (which accompanies this                 you:
Prospectus/Proxy Statement).
                                                                   o     Write to the Navellier Millennium Funds at the address
Statement of Additional Information of the Navellier                     listed on the cover page of this Prospectus/Proxy
Millennium Funds relating to the Fund dated May 1, 2008                  Statement; or

Annual Report of the Navellier Millennium Funds relating           o     Call (800) 887-8671 toll-free.
to the Fund for the year ended December 31, 2007


------------------------------------------------------------------------------------------------------------------------------------
INFORMATION ABOUT THE REORGANIZATION AND TOUCHSTONE:               HOW TO OBTAIN THIS INFORMATION:
------------------------------------------------------------------------------------------------------------------------------------
Statement of Additional Information dated August 8, 2008,          A copy is available upon request and without charge if you:
which relates to this Prospectus/Proxy Statement and the
Reorganization
                                                                   o     Write to the Touchstone Funds Group Trust at P.O. Box 5354,
                                                                         Cincinnati, OH 45201-5354; or


                                                                   o     Call (800) 543-0407 toll-free.
------------------------------------------------------------------------------------------------------------------------------------


      You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.


      Information relating to Navellier contained in the Prospectus and Statement of Additional Information of the Navellier Millennium Funds dated May 1, 2008 (SEC File No. 811-08995) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated August 8, 2008 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Navellier Millennium Funds relating to the Fund for the year ended December 31, 2007 is incorporated by reference in its entirety in this document.


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

      AN INVESTMENT IN TOUCHSTONE:

o     is not a deposit of, or guaranteed by, any bank
o is not insured by the FDIC, the Federal Reserve Board or any other government agency
o     is not endorsed by any bank or government agency
o involves investment risk, including possible loss of your original investment

                                TABLE OF CONTENTS

SUMMARY ....................................................................
      Why is the Reorganization being proposed? ............................
      What are the key features of the Reorganization?......................
      After the Reorganization, what shares of Touchstone will I own?.......
      How will the Reorganization affect me?................................
      How do the Trustees recommend that I vote?............................
      How do the Funds' investment objectives, principal investment strategies and risks compare?......................................
      How do the Funds' fees and expenses compare?..........................
      How do the Funds' performance records compare?........................
      Will I be able to purchase, exchange and redeem shares and receive distributions the same way?................................
      Who will be the Advisor, Sub-Advisor and Portfolio Manager of my Fund after the Reorganization? .................................
      What will be the primary federal tax consequences of the
         Reorganization?....................................................
RISKS
      Are the risk factors for the Funds similar?...........................
      What are the primary risks of investing in each Fund?.................
      Are there any other risks of investing in each Fund?..................
INFORMATION ABOUT THE REORGANIZATION
      Reasons for the Reorganization........................................
      Agreement and Plan of Reorganization..................................
      Federal Income Tax Consequences.......................................
      Pro-forma Capitalization..............................................
      Distribution of Shares................................................
      Purchase and Redemption Procedures....................................
      Exchange Privileges...................................................
      Dividend Policy.......................................................
INFORMATION ON SHAREHOLDERS' RIGHTS
      Form of Organization..................................................
      Capitalization........................................................
      Shareholder Liability.................................................
      Shareholder Meetings and Voting Rights................................
      Liquidation...........................................................
      Liability and Indemnification of Trustees.............................
VOTING INFORMATION CONCERNING THE MEETING
      Shareholder Information...............................................
      Control Persons and Principal Holders of Securities...................
FINANCIAL STATEMENTS AND EXPERTS............................................
LEGAL MATTERS...............................................................
ADDITIONAL INFORMATION......................................................
OTHER BUSINESS..............................................................
EXHIBIT A    Form of Agreement and Plan of Reorganization...................

                                     SUMMARY

      This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibits.

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to both Funds and a form of the Agreement and Plan of Reorganization, which is attached to this Prospectus/Proxy Statement as Exhibit A.

      WHY IS THE REORGANIZATION BEING PROPOSED?

      The Reorganization will combine two series with substantially identical investment objectives into one. The Reorganization is being proposed in order to achieve operating efficiencies, lower operating expenses and to provide the opportunity for a more efficient investment management process. The Reorganization may benefit you by achieving operating efficiencies and reducing operating expenses by utilizing the distribution capabilities of Touchstone Securities, Inc., Touchstone's distributor. Your current operating expenses will be reduced immediately as Touchstone has a lower expense ratio than that of Navellier. The Trustees believe that the Reorganization is in the best interests of Navellier's shareholders.

      WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

      The Plan sets forth the key features of the Reorganization. A description of the Reorganization is set out in the Plan, a form of which is attached as Exhibit A. The Plan generally provides for the following:

      o the transfer of all of the assets of Navellier to Touchstone in exchange for shares of Touchstone;

      o     the assumption by Touchstone of all of the liabilities of Navellier;

      o the liquidation of Navellier subsequent to the distribution of shares of Touchstone to Navellier's shareholders; and

      o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

      The Reorganization is expected to be completed on or about September 27, 2008.

      AFTER THE REORGANIZATION, WHAT SHARES OF TOUCHSTONE WILL I OWN?

      If you own shares of Navellier, you will own Class A shares of Touchstone. The new shares you receive will have the same total value as your shares of Navellier as of the close of business on the day immediately prior to the Reorganization. You will not pay any sales charges, CDSC or redemption fees in connection with the Reorganization. After the Reorganization, if you purchase additional Class A shares of Touchstone or open a new account in any series within the Touchstone Family of Funds, you will not be subject to the Class A front-end sales charge.

      HOW WILL THE REORGANIZATION AFFECT ME?

      It is anticipated that the Reorganization will affect you as follows:

o OPERATING EFFICIENCIES: Upon completion of the Reorganization, Touchstone may achieve operating efficiencies because it will achieve a greater level of assets through distribution and sales of the Fund.


o COST SAVINGS: The operating expenses of Touchstone are, and will be, less than those of Navellier. Touchstone's current net operating expenses (after fee waivers and expense reimbursements) are 1.35% of average daily net assets for Class A shares. Navellier's current net operating expenses (after fee waivers and expense reimbursements) are 1.50% of average daily net assets. Navellier's operating expense limit is maintained on a voluntary basis by Navellier & Associates, Inc. Touchstone Advisors, Inc., the investment advisor to Touchstone, has contractually agreed that the expenses of Touchstone will not exceed 1.35% for Class A shares until at least September 30, 2009. Touchstone Advisors, Inc. will also make every attempt to increase the assets of the Fund once the Reorganization is complete.


o RISKS: Upon completion of the Reorganization, you will be subject to the risks of investing in Touchstone. Touchstone and Navellier have substantially identical risks. For more information, see "How do the Funds' investment objectives, principal investment strategies and risks compare" and "Risks."


      After the Reorganization, Touchstone will succeed to the financial history and the historical performance of Navellier. Neither the Funds nor the shareholders will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by Touchstone Advisors, Inc. and Navellier & Associates, Inc. Such costs, including costs of the Meeting and printing costs as well as proxy solicitation costs, will be approximately $5,300.


      Like Navellier, Touchstone will pay dividends from net investment income annually and will distribute net realized capital gains, if any, at least annually. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify Touchstone in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the written notice is received.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

                   HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

      The Trustees of the Navellier Millennium Funds, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Navellier and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of shareholders of Navellier.

      The Trustees of Touchstone Funds Group Trust have also unanimously concluded that participating in the Reorganization is in the best interests of Touchstone, that no dilution would occur as a result and have approved the Plan on behalf of Touchstone.

      HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

      Because Touchstone is a new Fund organized specifically to receive all the assets and carry on the business of Navellier, the investment objective of Touchstone is substantially identical to that of Navellier, and the investment strategies of each Fund are substantially identical. The investment objective of each Fund is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval. However, shareholders will be given 60 days' prior notice of any change in a Fund's investment objectives.

      The following table summarizes a comparison of Navellier and Touchstone with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to Navellier and in the "Additional Information" section of this Prospectus/Proxy statement relating to Touchstone.

--------------------------------------------------------------------------------
                              NAVELLIER
--------------------------------------------------------------------------------

Investment                    The Fund seeks long-term capital growth by
Objective                     investing in foreign stocks with the potential to
                              rise in price.

--------------------------------------------------------------------------------
Principal                     The Fund invests, under normal conditions, at
Investment                    least 80% of its total assets in foreign
Strategies                    securities and stocks (of companies located
                              outside of the United States and not traded on United States Exchanges) and American Depositary
                              Receipts (ADRs) of companies without regard to market capitalization (possibly including investments in foreign securities of companies in emerging markets). At times, the Fund may invest up to 100% of its total assets in such securities.

                              The Fund attempts to uncover such stocks with strong return potential and acceptable risk characteristics by exploiting market inefficiencies utilizing the Navellier value and added quantitative stock selection model, portfolio optimization and risk analysis.

                              The Fund may invest in common and/or preferred stocks, securities convertible into common and/or preferred stocks, and warrants to purchase common and/or preferred stocks.

                              The Fund will invest in a variety of countries throughout the world.

                              The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the investment advisor determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country.

                              The Fund expects typically to invest in companies located in ten or more countries outside of the United States at any one time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              TOUCHSTONE
--------------------------------------------------------------------------------
Investment                    The Fund seeks long-term capital growth.
Objective
--------------------------------------------------------------------------------
Principal                     The Fund invests, under normal conditions, at
Investment                    least 80% of its total assets in foreign
Strategies                    securities and stocks (of companies located
                              outside of the United States and not traded on United States Exchanges) and American Depositary
                              Receipts (ADRs) of companies without regard to market capitalization possibly including investments in foreign securities of companies in emerging markets. At times, the Fund may invest up to 25% of its total assets in emerging market securities.

                              The Fund attempts to uncover such stocks with strong return potential and acceptable risk characteristics by exploiting market inefficiencies utilizing the Navellier value and added quantitative stock selection model, portfolio optimization and risk analysis.

                              The Fund may invest in common and/or preferred stocks, securities convertible into common and/or preferred stocks, and warrants to purchase common and/or preferred stocks.

                              The Fund will invest in a variety of countries throughout the world.
--------------------------------------------------------------------------------


      Touchstone may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the Fund is unable to identify attractive investment opportunities. During these times, the Fund may not achieve its investment goal. Navellier may invest in other types of securities (i.e., bonds, cash or cash equivalents) for temporary defensive purposes to protect the Fund from potential losses or to meet shareholder redemptions.


      The risks of investing in Navellier and Touchstone are the same. The principal risks of investing in the Funds are as follows:

      Market Risk
      Equity Securities Risk
      Small and Mid Cap Companies Risk
      Non-diversified Investment Risk
      Political Risk
      Currency Risk
      Limited Information Risk
      Emerging Market Country Risk
      Settlement and Clearance Risk
      Liquidity Risk
      Pricing Risk

o MARKET AND EQUITY SECURITIES RISK. Since both Funds purchase common stocks, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Funds' shares. These factors contribute to price volatility, which is the principal risk of investing in the Funds. The Funds are also subject to the risk that its market segment, foreign equity securities, may underperform other equity market segments or the equity markets as a whole. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

o SMALL AND MID CAP COMPANIES RISK. The Funds are subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Funds invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies.

o POLITICAL, CURRENCY, LIMITED INFORMATION, SETTLEMENT AND CLEARANCE, AND LIQUIDITY RISK. Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

o EMERGING MARKET AND PRICING RISK. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

o NON-DIVERSIFED INVESTMENT RISK. The Funds are non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Funds' investment performance, as the Funds may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

      For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

      The Funds have other investment policies, practices and restrictions, which together with their related risks, are in Navellier's Prospectus and Statement of Additional Information, the "Additional Information" section below with respect to Touchstone and the Statement of Additional Information relating to this Prospectus/Proxy Statement.

      Because the Funds have substantially identical investment objectives and substantially identical investment strategies, it is not anticipated that the securities held by Navellier will be sold in order to comply with the policies and investment practices of Touchstone in connection with the Reorganization.

      HOW DO THE FUNDS' FEES AND EXPENSES COMPARE?

      After the Reorganization, shares of Navellier will be exchanged for Class A shares of Touchstone. You will not pay any front-end sales charge, CDSC or other fees in connection with the Reorganization. After the Reorganization, if you purchase additional Class A shares of Touchstone or open a new account in any Fund within the Touchstone Family of Funds, you will not be subject to the Class A front-end sales charge.

      The following tables show the various sales charges, fees and expenses that you may pay for buying, holding and redeeming shares of Navellier and Touchstone (Pro Forma). The amounts for the shares of Navellier set forth in the following table and in the examples are based on the expenses for the fiscal year ended December 31, 2007. Touchstone is newly organized and has not commenced operations to date. The amounts for shares of Touchstone (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Touchstone will be for the fiscal year ending September 30, 2008, assuming the Reorganization had taken place as of that date.

--------------------------------------------------------------------------------
                                                                   Touchstone
                                                  Navellier        (Pro Forma)
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
Purchases (as a percentage of offering price)        None           5.75%(1)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(as a percentage of original
purchase price or the amount
redeemed, whichever is less)                         None            None(2)
--------------------------------------------------------------------------------
Wire Redemption Fee                                  None           Up to $15
--------------------------------------------------------------------------------
Redemption Fee                                     2.00%(3)           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management Fees                                     1.00%             0.90%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                           0.25%             0.25%
--------------------------------------------------------------------------------
Other Expenses                                      7.63%           4.61%(4)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses               8.88%(5)           5.76%
--------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement              N/A            4.41%(6)
--------------------------------------------------------------------------------
Net Expenses                                         N/A              1.35%
--------------------------------------------------------------------------------

(1) You will not be subject to any front-end sales charges for additional shares of the Fund.

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a CDSC of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) Based on a percentage of the amount redeemed or exchanged, on shares held less than 60 days.

(4) "Other Expenses" are based on estimated amounts for the current fiscal year.

(5) Navellier's voluntary limit of expense reimbursement of a portion of the Fund's administration and other operating expenses was 7.38% for the year ended December 31, 2007, resulting in Net Total Annual Portfolio Operating Expenses of 1.50%. Navellier & Associates, Inc. has also agreed to future partial limits of expense reimbursement in future fiscal years so that the net total annual operating expenses after limit of expense reimbursements for any such fiscal year does not exceed 1.50%. The limit on reimbursement of expenses by Navellier & Associates, Inc. is voluntary and may be withdrawn from year to year. If Navellier & Associates, Inc. does not seek reimbursement within three (3) years of advancing expenses, then reimbursement is forever waived and there will be no ability to recoup the reimbursed amount. If reimbursement is made, it must be approved by the Board of Trustees of the Fund. After the Reorganization, neither Navellier & Associates, Inc. nor Touchstone Advisors, Inc. shall have the ability to recoup any amounts from the Fund.


(6) Touchstone Advisors, Inc. and Touchstone Funds Group Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors, Inc. has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least September 30, 2009. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, Net Expenses for Class A shares (including Rule 12b-1 fees) will not exceed 1.35%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors, Inc.'s waiver obligations.



      The table below shows an example of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in Navellier versus Touchstone (Pro Forma), assuming the Reorganization is completed. The example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period, that the Funds' operating expenses remain the same, that you reinvest all of your dividends and that the contractual expense limitation agreement of Touchstone remains in effect until September 30, 2009. The example is for illustration only, and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
Example of Fund Expenses          1 Year     3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Navellier                           $904      $2,671       $4,304        $7,864
--------------------------------------------------------------------------------
Touchstone - (Pro Forma)            $705      $1,821       $2,921        $5,599
--------------------------------------------------------------------------------

      HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

      The following chart shows the past performance of Navellier. Past performance before and after taxes is not an indication of future results. Touchstone is newly formed and has no operational history. Consequently, it does not have an investment performance record. After the Reorganization, Touchstone, as the successor to Navellier, will assume and publish the investment performance record of Navellier.

      YEAR-BY-YEAR TOTAL RETURN (%)

      The chart below shows the percentage gain or loss for shares of Navellier in each calendar year since inception. The chart should give you a general idea of the risks of investing in the Fund by showing how the returns have varied from year-to-year. The chart does not reflect any sales charges, which would reduce your return. The Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                               [BAR CHART OMITTED]

  2001       2002       2003      2004      2005      2006        2007
-19.38%    -11.22%     35.82%    14.29%    14.57%    23.01%      22.77%

                   ------------------------------------------
                   Best Quarter   2nd Quarter 2003:   21.06%
                   ------------------------------------------
                   Worst Quarter  3rd  Quarter 2001:  -17.39%
                   ------------------------------------------


      The next table lists the average annual total returns and after-tax returns of Navellier over the past one year, five years and since inception (through 12/31/2007). The returns in the table have been adjusted to reflect the maximum sales charge of 5.75% for Touchstone. The table includes the effects of Fund expenses and is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index. Past performance, before and after taxes, is not an indication of future results.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED 12/31/2007)


---------------------------------------------------------------------------------------------------------------------
NAVELLIER                                            1 YEAR(1)              5 YEARS            SINCE INCEPTION(2)
---------------------------------------------------------------------------------------------------------------------
Return Before Taxes(3)                                 15.71%               14.84%                   -1.26%
---------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(3)                 14.33%               14.28%                   -1.61%
---------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of         9.07%               12.41%                   -1.98%
Fund Shares
---------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(4)                                     11.63%               22.08%                    7.08%
---------------------------------------------------------------------------------------------------------------------

(1)   For the year ending December 31, 2007.

(2) The inception date of the Navellier International Growth Portfolio was September 5, 2000.

(3) After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The MSCI EAFE Index is an unmanaged index, designed by Morgan Stanley, of equities in the developed countries of Europe, Australasia, and the Far East. It is considered representative of the international stock market in general. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


      For a detailed discussion of the manner of calculating total return, please see Navellier's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.


      Important information about Navellier's performance is also contained in the management discussion section of the Navellier Millennium Funds' most recent Annual Report.

      WILL I BE ABLE TO PURCHASE, EXCHANGE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS THE SAME WAY?

      Touchstone shares are sold in a continuous offering and are offered to the public, and may be purchased through securities dealers or directly from Touchstone's underwriter, Touchstone Securities, Inc. In the proposed Reorganization, Navellier shareholders will receive Class A shares of Touchstone. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Navellier shareholders will receive Touchstone Class A shares without paying any front-end sales charge or CDSC as a result of the Reorganization.

      The following is a summary description of sales charges for the Class A shares of Touchstone which will be waived for Navellier shareholders in the Reorganization. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

      Class A shares are sold at net asset value plus a front-end initial sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see the "Additional Information" section of this Prospectus/Proxy statement relating to Touchstone. No front-end sales charge will be imposed on Class A shares of Touchstone received by Navellier shareholders as a result of the Reorganization.

      Touchstone currently offers an exchange privilege, including telephone exchange privileges, which, subject to certain restrictions, permit shares of any of the other series of the Touchstone Family of Funds to be exchanged for identical shares of Touchstone. These exchanges are based upon each series' net asset value per share next computed following receipt of a properly-executed exchange request without any sales charge. After the Reorganization, if you purchase additional Class A shares of Touchstone or open a new account in any series within the Touchstone Family of Funds, you will not be subject to the Class A front-end sales charge. If the proposed Reorganization does not occur, Navellier shareholders will not be able to exchange their Navellier shares for shares of any series of the Touchstone Family of Funds. Except for the foregoing, there would be no material differences between the exchange privileges which shareholders of Navellier currently have and the exchange privileges which such shareholders will have as shareholders of Touchstone upon effectiveness of the Reorganization.

      Touchstone has reserved the right to reject or refuse, at Touchstone's discretion, any order for the purchase of its shares in whole or in part.

      WHO WILL BE THE ADVISOR, SUB-ADVISOR AND PORTFOLIO MANAGER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY FEES BE AFTER THE REORGANIZATION?

      Management of the Funds

      The overall management of each Fund is the responsibility of, and is supervised by, the Board of Trustees of each of their respective Trusts.

      Advisor

      Touchstone Advisors, Inc. is the investment advisor of Touchstone. Pursuant to an Investment Advisory Agreement with the Touchstone Funds Group Trust, Touchstone Advisors, Inc. selects each Fund's sub-advisor, subject to approval by the Board of Trustees. Touchstone Advisors, Inc. pays the fees to each sub-advisor and monitors each sub-advisor's investment program. Touchstone Advisors, Inc. is a wholly owned subsidiary Western - Southern Mutual Holding Company ("Western-Southern").

      Facts about Touchstone Advisors, Inc.:

      --------------------------------------------------------------------------
      o As of December 31, 2007, Touchstone Advisors, Inc. had assets under management of approximately $8.3 billion.

      o Touchstone Advisors, Inc. is located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.
      --------------------------------------------------------------------------

      Touchstone Advisors, Inc. has received an order from the SEC that permits it, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with Touchstone Funds Group Trust or Touchstone Advisors, Inc. other than by reason of serving as a sub-advisor to one or more funds.

      Navellier & Associates, Inc. is the investment advisor of Navellier.

      Facts about Navellier & Associates, Inc.:

      --------------------------------------------------------------------------
      o As of December 31, 2007, Navellier & Associates, Inc. had assets under management of approximately $4.7 billion.

      o Navellier & Associates, Inc. is located at One East Liberty Street, Third Floor, Reno, Nevada, 89501.
      --------------------------------------------------------------------------

      Sub-Advisor

      Navellier & Associates, Inc. is the sub-advisor of Touchstone. Pursuant to a Sub-Advisory Agreement with Touchstone Advisors, Inc., Navellier & Associates, Inc. continuously furnishes an investment program for Touchstone, makes the day-to-day investment decisions on behalf of Touchstone and arranges the execution of Fund transactions. Navellier & Associates, Inc. does not have a sub-advisory contract with any other investment advisor.

      Portfolio Management

      The Funds have the same portfolio managers as follows:

      LOUIS G. NAVELLIER has been the CEO and Chief Investment Officer of Navellier & Associates, Inc. since 1988. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Funds and other portfolios managed by Navellier& Associates, Inc. He has been advising investors based on his investment technique since 1987.

      JAMES O'LEARY, CFA, has thirty four years' experience in the areas of investment management and institutional marketing in the securities industry. He joined Navellier & Associates, Inc. in 1996.

      PHILLIP MITTELDORF, Portfolio Manager, joined Navellier& Associates, Inc. in 1995. He has thirteen years of investment experience.

      Advisory Fees

      For its management and supervision of the daily business affairs of Navellier, Navellier & Associates, Inc. receives a monthly fee at the annual rate of 1.00% of Navellier's average daily net assets. For its management and supervision of the daily business affairs of Touchstone, Touchstone Advisors, Inc. receives a monthly fee at the annual rate of 0.90% of Touchstone's average daily net assets. Out of this fee, Touchstone Advisors, Inc. pays Navellier & Associates, Inc. a sub-advisory fee for its services for Touchstone.


      Touchstone Advisors, Inc. may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, Touchstone Advisors, Inc. may also reduce or cease these voluntary waivers and reimbursements at any time. Touchstone Funds Group Trust and Touchstone Advisors, Inc. have entered into an expense limitation agreement whereby Touchstone's total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) ("Fund Operating Expenses") will be contractually limited until at least September 30, 2009. Touchstone's Fund Operating Expenses for Class A shares plus applicable 12b-1 fees will not exceed 1.35%.

      Sub-Advisory Fees

      Under the terms of the Sub-Advisory Agreement between Touchstone Advisors, Inc., on behalf of Touchstone and Navellier & Associates, Inc., Navellier & Associates, Inc. receives a monthly fee from Touchstone Advisors, Inc. of 0.40% of average daily net assets up to $1 billion; 0.35% of assets over $1 billion. Touchstone does not pay a fee to Navellier & Associates, Inc.

      WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

      Prior to or at the completion of the Reorganization, Touchstone and Navellier will have each received an opinion from the law firm of Morgan, Lewis & Bockius LLP that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, it is believed that no gain or loss generally will be recognized by Navellier or Touchstone or their respective shareholders (see "Information About the Reorganization-Federal Income Tax Consequences").

                                      RISKS

      ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

      The risks of investing in Navellier and Touchstone are substantially the same. The risks of each Fund are described in greater detail in Navellier's Prospectus and in the "Additonal Information" section of this Prospectus/Proxy statement relating to Touchstone.

      WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

      An investment in each Fund is subject to certain risks. There is no assurance that the investment performance of either Navellier or Touchstone will be positive or that the Funds will meet their investment objectives. The following discussions highlight the primary risks associated with an investment in each of the Funds.

      EACH FUND IS SUBJECT TO MARKET AND EQUITY SECURITIES RISK.

      Since it purchases common stocks, each Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign equity securities, may underperform other equity market segments or the equity markets as a whole. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

      EACH FUND IS SUBJECT TO SMALL AND MID CAP COMPANIES RISK.

      Each Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies.

      EACH FUND IS SUBJECT TO POLITICAL, CURRENCY, LIMITED INFORMATION, SETTLEMENT AND CLEARANCE, AND LIQUIDITY RISK.

      Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

      EACH FUND IS SUBJECT TO EMERGING MARKET AND PRICING RISK.

      Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

      EACH FUND IS SUBJECT TO NON-DIVERSIFIED INVESTMENT RISK.

      Each Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

      ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

      Because Touchstone engages a sub-advisor to make investment decisions on behalf of the Fund, there is a risk that Touchstone Advisors, Inc. may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

                      INFORMATION ABOUT THE REORGANIZATION

      REASONS FOR THE REORGANIZATION

      The Reorganization will combine two Funds with substantially identical investment objectives into one and is designed to achieve operating efficiencies due to the spreading of fixed costs over a larger pool of assets and increased distribution by Touchstone's distributor, Touchstone Securities, Inc.

      At a regular meeting held on June 19, 2008, all of the Trustees of the Navellier Millennium Funds, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Navellier and that the interests of existing shareholders of Navellier will not be diluted as a result of the transactions contemplated by the Reorganization.

      Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Navellier Millennium Funds, and reviewed various factors about the Funds and the proposed Reorganization.

      In addition, the Trustees considered, among other things:

o     the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the expense ratios, fees and expenses of Navellier and the anticipated expense ratios, fees and expenses of Touchstone;



o the fact that Touchstone Advisors, Inc. has contractually agreed to limit the total annual operating expenses of Touchstone until at least September 30, 2009;

o the fact that both Funds have substantially similar investment objectives and policies;

o the investment personnel, expertise and resources of Touchstone Advisors, Inc.;

o the fact that the Reorganization will provide continuity of money management for shareholders because the portfolio managers for Touchstone are the same portfolio managers for Navellier;

o the fact that Touchstone Advisors, Inc. and Navellier & Associates, Inc. will bear the expenses incurred by Navellier and Touchstone in connection with the Reorganization;

o the potential benefits to shareholders, including operating efficiencies, which may be achieved from the Reorganization;

o     the fact that Touchstone will assume all of the liabilities of Navellier;

o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

o alternatives available to shareholders of Navellier, including the ability to redeem their shares.

      During their consideration of the Reorganization, the Disinterested Trustees of the Navellier Millennium Funds discussed with counsel the legal issues involved.

      After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Navellier Millennium Funds concluded that the proposed Reorganization would be in the best interests of Navellier and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Navellier for approval.

      The Trustees of Touchstone Funds Group Trust have also approved the Plan on behalf of Touchstone.

      AGREEMENT AND PLAN OF REORGANIZATION

      The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

      The Plan provides that all of the assets of Navellier will be acquired by Touchstone in exchange for shares of Touchstone and the assumption by Touchstone of all of the liabilities of Navellier immediately prior to the opening of business on September 29, 2008 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Navellier will endeavor to discharge all of its known liabilities and obligations. Navellier will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time").


      At or prior to the Valuation Time, for tax reasons, Navellier will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).


      The number of full and fractional shares of Touchstone to be received by the shareholders of Navellier will be determined by multiplying the number of outstanding full and fractional shares of Navellier by a factor which shall be computed by dividing the net asset value per share of Navellier by the net asset value per share of Touchstone. These computations will take place as of the Valuation Time. For Navellier, the net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

      JPMorgan Chase Bank, N.A, the accounting agent for Navellier, will compute the value of Navellier's portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information relating to Touchstone, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

      As soon after the Closing Date as conveniently practicable, Navellier will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Touchstone received by Navellier. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Navellier's shareholders on Touchstone's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Touchstone due to Navellier's shareholders. All issued and outstanding shares of Navellier will be canceled. Shares of Touchstone to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Navellier will be terminated.


      The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Navellier's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval by Navellier's shareholders, the Plan may be terminated
(a) by the mutual agreement of Navellier and Touchstone; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 10 days, or (2) by written notice to the other Party following a determination by the terminating Party's Board that the consummation of the Reorganization is not in the best interest of its shareholders; or (3) if the Closing Date does not occur by December 31, 2008.


      Whether or not the Reorganization is consummated, Touchstone Advisors, Inc. and Navellier & Associates, Inc. will pay the expenses incurred by Navellier and Touchstone in connection with the Reorganization (including the cost of proxy solicitation).

      If Navellier's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action that may be in the best interests of shareholders.

      FEDERAL INCOME TAX CONSEQUENCES

      The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Touchstone and Navellier will have each received an opinion from Morgan, Lewis & Bockius LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

            1. The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and Touchstone and Navellier will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

            2. No gain or loss will be recognized by Navellier upon the transfer of all of its assets to Touchstone in exchange solely for the Touchstone's shares and the assumption by Touchstone of all of Navellier's liabilities or upon the distribution of Touchstone's shares to the Navellier's shareholders in exchange for their shares of Navellier.

            3. No gain or loss will be recognized by Touchstone upon the receipt by it of all of the assets of Navellier in exchange solely for Touchstone's shares and the assumption by Touchstone of all of the liabilities of the Navellier.

            4. The adjusted tax basis of the assets of Navellier received by Touchstone will be the same as the adjusted tax basis of such assets to Navellier immediately prior to the Reorganization.

            5. The holding period of the assets of Navellier received by Touchstone will include the holding period of those assets in the hands of Navellier immediately prior to the Reorganization.

            6. No gain or loss will be recognized by the shareholders of Navellier upon the exchange of their Navellier shares for shares (including fractional shares to which they may be entitled) of Touchstone and the assumption by Touchstone of all of the liabilities of Navellier.

            7. The aggregate adjusted tax basis of the Touchstone shares received by the shareholders of Navellier (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate tax basis of the Navellier shares held by Navellier's shareholders immediately prior to the Reorganization.

            8. The holding period of the Touchstone shares received by the shareholders of Navellier (including fractional shares to which they may be entitled) will include the holding period of the Navellier shares surrendered in exchange therefor, provided that the Navellier shares were held as a capital asset as of the closing of the Reorganization.

      Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, each shareholder of Navellier would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Navellier shares and the fair market value of the shares of Touchstone he or she received.

      PRO-FORMA CAPITALIZATION

      The following table sets forth the capitalization of Navellier and Touchstone as of December 31, 2007 and the capitalization of Touchstone on a pro forma basis as of that date, giving effect to the proposed acquisition of assets of Navellier at net asset value. As a newly created series, Touchstone, immediately preceding the Closing Date, will have nominal assets and liabilities. The pro forma data reflects an exchange ratio of approximately 1.00 share of Touchstone for each share of Navellier.

                   CAPITALIZATION OF NAVELLIER AND TOUCHSTONE

--------------------------------------------------------------------------------
                                                               TOUCHSTONE PRO
                                                                   FORMA -
                               NAVELLIER       TOUCHSTONE   AFTER REORGANIZATION
--------------------------------------------------------------------------------
NET ASSETS                     $3,829,017         $0             $3,829,017
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE        11.88             0                  11.88
--------------------------------------------------------------------------------
SHARES OUTSTANDING              322,205            0                322,205
--------------------------------------------------------------------------------

      The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

      DISTRIBUTION OF SHARES

      IFS Fund Distributors, Inc. is Navellier's principal underwriter and exclusive agent for distribution of Navellier's shares. IFS Fund Distributors, Inc. is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. IFS Fund Distributors, Inc. is a wholly owned subsidiary of Western-Southern.

      Touchstone Securities, Inc. is the principal underwriter of Touchstone and, as such, the exclusive agent for distribution of the Touchstone's shares. Shares of the Fund are sold in a continuous offering directly through Touchstone Securities, Inc., through financial advisors and financial intermediaries or through processing organizations. Touchstone Securities, Inc. allows concessions to dealers who sell shares of the Fund. Touchstone Securities, Inc. receives that portion of the sales charge that is not reallowed to dealers and retains the entire sales charge on all direct investments and accounts with no designated dealer of record. Touchstone Securities, Inc. is a wholly owned subsidiary of Western-Southern.

      PURCHASE AND REDEMPTION PROCEDURES

      The minimum initial purchase requirement for Touchstone is $2,500. The minimum for subsequent purchases of the Fund is $50. Touchstone provides for telephone, Internet, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. For more information, see the "Additional Information" section of this Prospectus/Proxy statement relating to Touchstone.

      The minimum initial purchase requirement for Navellier is $2,000. The minimum for subsequent purchases of the Fund is $100. Navellier provides for telephone, Internet, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. For more information, see "How to Buy, Sell and Exchange shares" in the Navellier's Prospectus.

      EXCHANGE PRIVILEGES

      You may exchange shares of Touchstone for shares of the same class of another series of the Touchstone Family of Funds at net asset value or any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund's Institutional Class. You do not have to pay any fee for your exchange.

      Shares of Navellier may be exchanged for shares of other series in the Navellier Millennium Funds at net asset value without a charge. An exchange will be subject to a 2% redemption fee, as a percentage of the amount redeemed, on shares held less than 60 days.

      Additional information concerning the Funds' exchange privileges is contained in Navellier's Prospectus and in the "Additional Information" section of this Prospectus/Proxy statement relating to Touchstone.

      DIVIDEND POLICY

      The Funds distribute their income annually. The Funds distribute their net realized gains, if any, at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the respective Fund, or paid in cash, as a shareholder has elected. Additional information concerning dividends and distributions is contained in Navellier's Prospectus and in the "Additional Information" section of this Prospectus/Proxy statement relating to Touchstone.

      After the Reorganization, shareholders will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify Touchstone in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the written notice is received.

      Each Fund has qualified to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to the shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to the shareholders.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

      FORM OF ORGANIZATION

      Both the Navellier Millennium Funds and Touchstone Funds Group Trust are open-end management investment companies registered with the SEC under the 1940 Act that continuously offer shares to the public. Each Trust is organized as a Delaware statutory trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law.

      CAPITALIZATION

      The beneficial interests in the Navellier Millennium Funds and Touchstone Funds Group Trust are represented by an unlimited number of transferable shares of beneficial interest, without par value per share for Navellier Millennium Funds and $0.01 par value per share for Touchstone Funds Group Trust, of one or more series. The Declaration of Trust of each of the Trusts permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

      Shares of Navellier are offered in only one class and represent an equal proportionate interest in the Fund. Touchstone offers three classes of shares:
Class A, Class B and Class Y. Shares of the classes represent an equal proportionate interest in the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees.

      Shareholders of each Fund vote separately, by Fund, as to matters that affect only their particular Fund, such as changes in fundamental investment restrictions, approval of or amendments to investment advisory agreements or proposed mergers.

      SHAREHOLDER LIABILITY

      Touchstone Funds Group Trust

      Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that a Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against that risk, Touchstone Funds Group Trust's Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust has any power to bind personally any shareholder nor to call upon any shareholder for payment of any sum of money or assessment whatsoever other than such as the shareholder may personally agree to pay. If any shareholder (or former shareholder) is exposed to liability by reason of a claim or demand relating to his or her being or having been a shareholder and not because of his or her acts or omissions, the shareholder (or former shareholder) is entitled to be held harmless from and indemnified out of the assets of the applicable series of the Trust against all loss and expense arising from such claim or demand.

      Navellier Millennium Funds

      Delaware law and the Declaration of Trust for Navellier Millennium Funds provides that all consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other Series and may be referred to herein as "assets belonging to" that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally. Notice of this contractual limitation on inter-Series liabilities is set forth in the certificate of trust of the Navellier Millennium Funds as filed in the Office of the Secretary of State of the State of Delaware and, pursuant to Section 3804 of the Delaware Act, has the effect of limiting recovery for liability for Navellier's obligations to only the assets of Navellier. Any person extending credit to, contracting with, or having any claim against Navellier may look only to the assets of that Series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for, or otherwise existing with respect to Navellier. Pursuant to Section 3803(a) of the Delaware Act, each Shareholder of Navellier shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to Navellier. Navellier shall indemnify and hold each Shareholder harmless from and against any claim or liability to which such Shareholder may become subject solely by reason of his being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability (upon proper and timely request by the Shareholder).

      SHAREHOLDER MEETINGS AND VOTING RIGHTS

      Neither Trust is required to hold an annual meeting of shareholders. Neither Trust currently intends to hold regular shareholder meetings.

      Touchstone Funds Group Trust

      For Touchstone Funds Group Trust, except when a larger quorum is required by applicable law, the By-Laws or the Trust's Declaration of Trust, 40% of the shares entitled to vote constitute a quorum at a shareholder's meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, 40% of the shares of each such series (or classes) entitled to vote constitute a quorum at a shareholder meeting of that series. Any shareholder meeting may be adjourned by a majority of the votes cast upon the question of adjourning a meeting to another date and time whether or not a quorum is present. When a quorum is present, a majority of the shares voted will decide any questions and a plurality will elect a trustee except when a larger vote is required by the Trust's Declaration of Trust, By-Laws or applicable law. A shareholder meeting for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of the Trust in the aggregate. Cumulative voting is not permitted in the election of Trustees of the Trust. A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by vote of a majority of the then Trustees. Under the Declaration of Trust of the Trust, each whole share of beneficial interest of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate vote. The Declaration of Trust provides that the Board of Trustees may, to the extent consistent with applicable law, cause the Trust or a Fund to be merged or consolidated with another trust or company, provided such merger or consolidation is authorized by vote of a majority of the outstanding shares of the Trust or any affected series, as applicable.

      Navellier Millennium Funds


      For Navellier Millennium Funds, except when a larger quorum is required by applicable law, the By-Laws or the Trust's Declaration of Trust, one-third of the shares entitled to vote constitute a quorum at a shareholder's meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, one-third of the shares of each such series (or classes) entitled to vote constitute a quorum at a shareholder meeting of that series. If quorum is not met, the shareholder meeting may be adjourned. Approval of a reorganization will require the affirmative of the lesser of (i) 67% of Navellier's shares represented at the Meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of Navellier's outstanding shares. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by vote of a majority of the then Trustees. Cumulative voting is not permitted in the election of Trustees of the Trust. A meeting of the shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Under the Declaration of Trust of the Trust, each whole share of beneficial interest of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate vote.


      LIQUIDATION

      In the event of the liquidation of either Trust or Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust or the Fund over the liabilities belonging to the Trust or the Fund. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them on the date of distribution.

      LIABILITY AND INDEMNIFICATION OF TRUSTEES

      Touchstone Funds Group Trust

      The Declaration of Trust of Touchstone Funds Group Trust provides that no Trustee or officer shall be liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust nor for the actor omission of any other Trustee except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Trust, out of its assets, will indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee unless he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Navellier Millennium Funds

      The Declaration of Trust of Navellier Millennium Funds provides that no Trustee or officer shall be liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust nor for the actor omission of any other Trustee except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Trust, out of its assets, will indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee unless he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust provides that present and former Trustees or officers are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Funds unless, in the case of any liability to the Funds or their shareholders, such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.


      The foregoing is only a summary of the material characteristics of the operations of the Declaration of Trust of each Trust, their By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust and By-Laws directly for more complete information.


                    VOTING INFORMATION CONCERNING THE MEETING



      This Prospectus/Proxy Statement is being sent to shareholders of Navellier in connection with a solicitation of proxies by the Trustees of the Navellier Millennium Funds, to be used at the Meeting to be held at 11:00 a.m. Pacific Time, September 26, 2008, at the offices of the Navellier Millennium Funds, One East Liberty Street, Third Floor, Reno, Nevada, 89501, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Navellier on or about August 12, 2008.



      The Board of Trustees of the Navellier Millennium Funds has fixed the close of business on July 28, 2008 as the record date (the "Record Date") for determining the shareholders of Navellier entitled to receive notice of the Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Meeting or any adjournment thereof.

      In voting for the Reorganization, each shareholder of Navellier is entitled to one vote for each full share owned and a fractional vote for each fractional share held.

      Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Navellier Millennium Funds at the address set forth on the cover page of this Prospectus/Proxy Statement, or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

      If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by telephone, vote through the Internet, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting. Instructions for telephone and Internet voting are set forth on the proxy card.)

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy.

      Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

      Approval of the Reorganization will require the affirmative of the lesser of (i) 67% of Navellier's shares represented at the Meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of Navellier's outstanding shares.



      Proxy solicitations will be made primarily by mail, but beginning on or about August 12, 2008 proxy solicitations may also be made by telephone, or personal solicitations may be conducted by officers and employees of Navellier & Associates, Inc., its affiliates or other representatives of Navellier (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Broadridge, Navellier's proxy solicitor. The estimated cost of the proxy solicitation is approximately $1,900. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (totaling approximately $3,400) will be paid by Touchstone Advisors, Inc. and Navellier Associates, Inc. whether or not the Reorganization is approved by shareholders.



      Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but shall not be deemed to be represented at the meeting for the purposes of calculating the number of shares present in person or by proxy and will have no effect on the vote regarding the Plan.

      If shareholders of Navellier do not vote to approve the Reorganization, the Trustees of the Navellier Millennium Funds will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting.

      A shareholder of Navellier who objects to the proposed Reorganization will not be entitled under either Delaware law or the Trust's Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of Touchstone that they receive in the transaction at their then-current net asset value. Shares of Navellier may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Navellier may wish to consult their tax advisors as to any different consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

      The Trusts do not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

      NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Navellier whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to be supplied to the beneficial owners of the respective shares.

      The votes of the shareholders of Touchstone are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

      SHAREHOLDER INFORMATION

      The shareholders of Navellier at the close of business on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of Navellier owned as of the Record Date. As of the Record Date, the total number of shares of Navellier outstanding and entitled to vote was as follows:


      --------------------------------------------------------------------------
                                      NUMBER OF SHARES
      --------------------------------------------------------------------------
      NAVELLIER                         532,023.709
      --------------------------------------------------------------------------

      As of July 28, 2008, the officers and Trustees of Navellier Millennium Funds beneficially owned as a group 3.06% of the outstanding shares of Navellier.


      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      On July 28, 2008 to the knowledge of the Trustees and management of Navellier Millennium Funds, other than as set forth below, no person owned beneficially or of record more than 5% of Navellier's outstanding shares.

--------------------------------------------------------------------------------
       Name and Address             Number of Shares      Percent of Fund
--------------------------------------------------------------------------------
Charles Schwab & Company Inc        150,721.084           28.33%
101 Montgomery Street
San Francisco, CA 94104
--------------------------------------------------------------------------------
Orchard Trust Company LLC           71,144.441            13.37%
8515 East Orchard Road 2T2
Centennial, CO 80111
--------------------------------------------------------------------------------
NFS LLC FBO John A. Mikulski        27,010.938            5.08%
--------------------------------------------------------------------------------


                        FINANCIAL STATEMENTS AND EXPERTS

      The Annual Report of the Navellier Millennium Funds relating to Navellier for the year ended as of December 31, 2007, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein in reliance upon the report of Tait, Weller & Baker LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

      Certain legal matters in connection with the issuance of Touchstone's Shares will be passed upon by Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103.

                             ADDITIONAL INFORMATION

      The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, D.C., and at the SEC's Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

      The following additional information supplements information about Touchstone contained elsewhere in the Prospectus/Proxy Statement.

INFORMATION ABOUT THE FUND

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Funds Group Trust is a group of 11 mutual funds, including Touchstone. The Trust is part of the Touchstone Family of Funds which also consists of Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds. Each Fund has a different investment goal and risk level.

The Fund is managed by Touchstone Advisors, Inc. Touchstone Advisors, Inc. has selected Navellier & Associates, Inc. to manage the Fund's investments on a daily basis.

THE FUND'S INVESTMENT GOAL

Touchstone seeks long-term capital growth.

ITS PRINCIPAL INVESTMENT STRATEGIES

Touchstone invests, under normal conditions, at least 80% of its total assets in foreign stocks and ADRs of companies without regard to market capitalization. The Fund may invest in common and/or preferred stocks, securities convertible into common and/or preferred stocks, and warrants to purchase common and/or preferred stocks. This is a non-fundamental policy that the Fund can change upon 60 days' prior notice to shareholders.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer. The Fund may invest up to 10% of its total assets in the securities of one company and up to 25% of its total assets in the securities of one industry. The Fund's investments may include companies in the technology sector.

Navellier & Associates, Inc. seeks to identify and select inefficiently priced securities with strong appreciation potential by employing a proprietary investment process. Navellier & Associates, Inc.'s proprietary investment process is primarily a disciplined quantitative, objective, "bottom-up," process and contains the following three steps. In the first step of the investment process, Navellier & Associates, Inc. calculates and analyzes a "reward/risk ratio" for each potential investment. The reward/risk ratio is designed to identify stocks with above average potential returns and adjusted for risk. In the second step of the investment process, Navellier & Associates, Inc. applies two or more sets of fundamental criteria to identify attractive stocks among those with favorable reward/risk ratios. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria. Stocks with a combination of the applicable criteria are further considered in the third and final step of the investment process. The third step of the investment process addresses the construction of the portfolio. Firstly, countries are analyzed for their reward/risk potential and weighted accordingly. Secondly, stocks are weighted utilizing a disciplined methodology.

Every quarter Navellier & Associates, Inc. evaluates the fundamental criteria used in the second step of the investment process. The criteria included in this step and the relative weightings of each fundamental criterion are adjusted as necessary. This allows Navellier & Associates, Inc. to monitor which criteria appear to be in favor in the financial markets. If a security does not meet the requirements of each step of Navellier & Associates, Inc.'s investment process, then Navellier & Associates, Inc. will evaluate the security and, if necessary, replace it.

THE KEY RISKS

MARKET AND EQUITY SECURITIES RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign equity securities, may underperform other equity market segments or the equity markets as a whole. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

SMALL AND MID CAP COMPANIES RISK. The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies.

POLITICAL, CURRENCY, LIMITED INFORMATION, SETTLEMENT AND CLEARANCE, AND LIQUIDITY RISK. Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

EMERGING MARKET AND PRICING RISK. Emerging market countries are countries that the World Bank or the United Nations consider to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

NON-DIVERSIFIED INVESTMENT RISK. The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of international equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

PERFORMANCE NOTE

Since the Fund has not commenced operations, there is no performance information included.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUND?

TEMPORARY DEFENSIVE STRATEGIES. The investments and strategies described throughout this Prospectus/Proxy Statement are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund's objectives. This defensive investing may increase the Fund's taxable income. The Fund will do so only if Touchstone Advisors, Inc. or Navellier & Associates, Inc. believes that the risk of loss using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that the Fund will achieve its investment objective.

MANAGER OF MANAGERS' RISK. Touchstone Advisors, Inc. engages Navellier & Associates, Inc. to make investment decisions on its behalf for the Fund. There is a risk that Touchstone Advisors, Inc. may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The Fund's lending limit is 33 1/3% of total assets, including the value of the loan collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, Navellier & Associates, Inc. will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund lends portfolio securities in order to earn income for the Fund.

PORTFOLIO TURNOVER. The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if Navellier & Associates, Inc. determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within Navellier & Associates, Inc.'s control. These transactions will increase the Fund's portfolio turnover. A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and higher taxable distributions for shareholders, and may reduce the Fund's returns.

DERIVATIVES. The Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes -- caused by changing interest rates, stock market prices or currency exchange rates -- in the market value of securities held by or to be bought for the Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o To enhance the Fund's potential gain in non-hedging or speculative situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.


Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income. Under normal circumstances, the Fund will not invest in derivatives. There is no limit to how much of the Fund's assets can be invested in derivatives, including derivatives for speculative purposes.


THE FUND'S MANAGEMENT

Touchstone Advisors, Inc. has been a registered investment advisor since 1994. As of December 31, 2007, Touchstone Advisors, Inc. had approximately $8.3 billion in assets under management. As the Fund's advisor, Touchstone Advisors, Inc. continuously reviews, supervises and administers the Fund's investment programs and also ensures compliance with the Fund's investment policies and guidelines.

Touchstone Advisors, Inc. is responsible for selecting the Fund's sub-advisor, subject to approval by the Board of Trustees. Touchstone Advisors, Inc. selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors, Inc. considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill     o     Level of compliance with investment
                                             rules and strategies

o     Performance as compared to its   o     Employees facilities and financial
      peers or benchmark                     strength

o     Consistency of performance over  o     Quality of service
      5 years or more

Touchstone Advisors, Inc. will also continually monitor Navellier & Associates, Inc.'s performance through various analyses and through in-person, telephone and written consultations with Navellier & Associates, Inc. Touchstone Advisors, Inc. discusses its expectations for performance with Navellier & Associates, Inc. and provides evaluations and recommendations to the Board of Trustees, including whether or not Navellier & Associates, Inc.'s contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits Touchstone Advisors, Inc., under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors, Inc. other than by reason of serving as a sub-advisor to one or more funds. Shareholders of the Fund will be notified of any changes in its sub-advisory arrangements.

For its services, Touchstone Advisors, Inc. is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The fee to be paid to Touchstone Advisors, Inc. by the Fund during its current fiscal year is 0.90% on the Fund's average daily net assets for which it serves as the investment advisor. Touchstone Advisors, Inc. pays a sub-advisory fee to Navellier & Associates, Inc. from its advisory fee.

FUND SUB-ADVISOR

Navellier & Associates, Inc. will make the daily decisions regarding buying and selling specific securities for the Fund. Navellier & Associates, Inc. will manage the investments held by the Fund according to the Fund's applicable investment goals and strategies. For its services, Navellier & Associates, Inc. is entitled to receive a base investment advisory fee from Touchstone Advisors, Inc. at an annualized rate, based on the average daily net assets of the Fund. The fee to be paid to Navellier & Associates, Inc. by Touchstone Advisors, Inc. is expected to be 0.40% on the Fund's average daily net assets for which it serves as the sub-advisor.

Navellier & Associates, Inc. has been a registered investment advisor since 1987 and has managed the Fund since its inception. A team of Louis Navellier, James O'Leary, and Phillip Mitteldorf has managed the Fund since its inception.

INVESTING WITH TOUCHSTONE

CLASS A SHARES

The offering price of Class A shares of the Fund is equal to its net asset value plus a front-end sales charge that shareholders pay when they buy Class A shares of the Fund. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 fee. HOWEVER, YOU WILL NOT BE SUBJECT TO ANY FRONT-END SALES CHARGES FOR THE SHARES YOU WILL RECEIVE IN CONNECTION WITH THIS REORGANIZATION AND ANY FUTURE PURCHASES IN TOUCHSTONE FAMILY OF FUNDS.

CLASS A SALES CHARGE. The following table shows the amount of front-end sales charge shareholders will pay on purchases of Class A shares of the Fund. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as shareholders' investment amount gets larger.

                                      Sales Charge as % of  Sales Charge as % of
Amount of Your Investment                Offering Price      Net Amount Invested
--------------------------------------------------------------------------------
Under $50,000                                 5.75%                 6.10%
$50,000 but less than $100,000                4.50%                 4.71%
$100,000 but less than $250,000               3.50%                 3.63%
$250,000 but less than $500,000               2.95%                 3.04%
$500,000 but less than $1 million             2.25%                 2.30%
$1 million or more                            0.00%                 0.00%
--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if shareholders invest $1 million or more in Class A shares of the Fund. If shareholders redeem shares that were part of the $1 million breakpoint purchase within one year, sharholders may pay a CDSC of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. to a participating unaffiliated dealer. There is no front-end sales charge on exchanges between funds or dividends reinvested in the Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having agreements with Touchstone Securities, Inc.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has an agreement with Touchstone Securities, Inc.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through processing organizations described in this Prospectus/Proxy Statement.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Family of Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities, Inc.

      o Purchases by shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund. If sharholders are purchasing shares through a financial intermediary, shareholders must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and shareholders may be required to provide copies of account statements verifying shareholders' qualification.

      o PURCHASES BY SHAREHOLDERS WHO OWNED SHARES OF NAVELLIER AS OF SEPTEMBER 26, 2008 WHO ARE PURCHASING ADDITIONAL SHARES FOR THEIR ACCOUNTS OR OPENING NEW ACCOUNTS IN ANY TOUCHSTONE FAMILY OF FUNDS. IF YOU ARE PURCHASING SHARES THROUGH A FINANCIAL INTERMEDIARY, YOU MUST NOTIFY THE INTERMEDIARY AT THE TIME OF PURCHASE THAT A PURCHASE QUALIFIES FOR A SALES LOAD WAIVER AND YOU MAY BE REQUIRED TO PROVIDE COPIES OF ACCOUNT STATEMENTS VERIFYING YOUR QUALIFICATION.

      o Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

Sales charge waivers must be qualified in advance by Touchstone Securities, Inc. by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. Shareholders can obtain the application and form by calling Touchstone Securities, Inc. at
1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at net asset value may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. Shareholders may also purchase Class A shares of the Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o IRA accounts, including Traditional, Roth, SEP, SIMPLE and 403(b)(7) custodial accounts

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, shareholders may qualify for a reduced sales charge by aggregating all of shareholders' investments held in Qualified Accounts. Shareholders or their dealer must notify Touchstone Securities, Inc. at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying shareholders' qualification. If shareholders' shares are held directly in a Touchstone Fund or through a dealer, shareholders may combine the historical cost or current net asset value (whichever is higher) of shareholders' existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of shareholders' current purchase in order to take advantage of the reduced sales charge. Historical cost is the price shareholders actually paid for the shares shareholders own, plus shareholders' reinvested dividends and capital gains. If shareholders are using historical cost to qualify for a reduced sales charge, shareholders should retain any records to substantiate their historical costs since the Fund, its transfer agent or their broker-dealer may not maintain this information.

If shareholders' shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), shareholders may combine the current net asset value of their existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of shareholders current purchase in order to take advantage of the reduced sales charge. Shareholders or their financial intermediary must notify Touchstone Securities, Inc. at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of shareholders' current purchase verifying their qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities, Inc. will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If shareholders plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, shareholders may qualify for a reduced sales charge by completing the Letter of Intent section of their account application. A Letter of Intent indicates their intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. Shareholders are not obligated to purchase additional shares if they complete a Letter of Intent. However, if shareholders do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when shareholders sell their shares, if earlier), their sales charge will be recalculated to reflect their actual purchase level. During the term of the Letter of Intent, shares representing 5% of shareholders' intended purchase will be held in escrow. If shareholders do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from shareholders' escrow account. If shareholders have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of shareholders' intended purchase. Shareholders must provide either a list of account numbers or copies of account statements verifying their purchases within the past 90 days.

                                                          INITIAL     ADDITIONAL
MINIMUM INVESTMENT REQUIREMENTS                         INVESTMENT    INVESTMENT
--------------------------------------------------------------------------------
Regular Account                                           $ 2,500        $ 50
--------------------------------------------------------------------------------
Retirement Account or Custodial Account under
the Uniform Gifts/Transfers to Minors Act ("UGTMA")       $ 1,000        $ 50

Investments through the Automatic Investment Plan         $   100        $ 50
--------------------------------------------------------------------------------
INVESTOR ALERT: Touchstone Securities, Inc. may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. Eastern Time), on the day your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUND

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

BY EXCHANGE

o Class A shares may be exchanged into any other Touchstone Class A Fund at net asset value and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund's Institutional Class.

o     You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you purchased Class A shares for $1 million or more at net asset value and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone Securities, Inc. to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then there could be a delay as to when the purchase or sales order is received for processing. When shares are purchased this way, there may be various differences. The Authorized Processing Organization may:

o     Charge a fee for its services

o     Act as the shareholder of record of the shares

o     Set different minimum initial and additional investment requirements

o     Impose other charges and restrictions

o Designate intermediaries to accept purchase and sales orders on the Fund's behalf

o Touchstone Securities, Inc. considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's net asset value (or offering price, if applicable) next computed after such order is received in proper form. A purchase or sales order transmitted through an entity that is not an Authorized Processing Organization may affect the effective date of your transaction.

o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone Securities, Inc. Certain processing organizations may receive compensation from the Fund, Touchstone Securities Inc., Touchstone Advisors, Inc. or their affiliates.

o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone Securities, Inc. in a timely manner.

PRICING OF PURCHASES

We price direct purchases in the Fund based upon the next determined public offering price (net asset value plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone Securities, Inc., or an Authorized Processing Organization, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern Time, are processed at that day's public offering price. Direct purchase orders received by Touchstone Securities, Inc., or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern Time, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone Securities Inc.'s Authorized Processing Organization agent to transmit orders that will be received by Touchstone Securities, Inc. in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone Securities, Inc.; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone Securities, Inc.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o Contact Touchstone Securities, Inc. or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone Securities, Inc. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Fund will be processed at that day's net asset value (or public offering price, if applicable) if Touchstone Securities, Inc. receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern Time, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o     You may add to your account by exchanging shares from another Touchstone
      Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - by Exchange" in this Prospectus.

PURCHASES WITH SECURITIES

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goal and is otherwise acceptable to Touchstone Advisors, Inc.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Fund are outlined below. Touchstone Securities, Inc. does not charge any fees for these services. For further details about these services, call Touchstone Securities, Inc. at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in the Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in the Fund will not be available for redemption until three business days after the automatic reinvestment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Fund.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other Touchstone Fund. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone Securities, Inc., or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), you will receive a price based on that day's net asset value for the shares you sell. Otherwise, the price you receive will be based on the net asset value that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o To sell your Fund shares by telephone, call Touchstone Securities, Inc. at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern Time, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined net asset value on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone Securities, Inc. (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone Securities, Inc. will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities, Inc. will not be liable, in those cases. Touchstone Securities, Inc. has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone Securities, Inc.'s records

      o Mailing checks only to the account address shown on Touchstone Securities Inc.'s records

      o Directing wires only to the bank account shown on Touchstone Securities Inc.'s records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

BY MAIL

o     Write to Touchstone Securities, Inc.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or Fund's agent for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone Securities, Inc. for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

* SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR OR PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone Securities, Inc. in proper form and in a timely manner.

* SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities, Inc.'s records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' net asset value at the time of redemption or the time of purchase. The CDSC is paid to Touchstone Securities, Inc. to reimburse expenses incurred in providing distribution-related services to the Fund.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder.

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value.

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution.

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2.

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in A Shares of the Touchstone Funds where a commission was paid by Touchstone Securities, Inc. to a participating unaffiliated dealer.

When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then

o     From the earliest purchase payment(s) that remain invested in the Fund

RECEIVING SALE PROCEEDS

Touchstone Securities, Inc. will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE. You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities, Inc. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the net asset value next calculated after Touchstone Securities, Inc. receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

* SPECIAL TAX CONSIDERATION

You should contact your tax advisor if you use the Reinstatement Privilege.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone Securities, Inc. may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone Securities, Inc. will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o When the NYSE is closed on days other than customary weekends and holidays.

o     When trading on the NYSE is restricted.

o When an emergency situation causes Navellier & Associates, Inc. to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets.

o     During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders who receive portfolio securities bear market risk until those securities are sold. Shareholders may also incur transactions and brokerage costs when they sell the securities.

PRICING OF FUND SHARES

The Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. Eastern Time) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone Securities, Inc. or its authorized agent.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Any foreign securities held by the Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. The Fund may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o     If reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of the Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAX INFORMATION

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund distributes its income annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.

DISTRIBUTIONS. The Fund may make distributions of dividends that may be taxed at different rates depending on the length of time the Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain distributions paid by the Fund during the prior taxable year.

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. Touchstone Funds Group Trust will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Touchstone shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of Touchstone Funds by shareholders. Touchstone Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a fund has reason to believe that a shareholder has engaged in excessive short-term trading, the fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the funds' market-timing policy; (2) furnish the funds, upon their request, with information regarding customer trading activities in shares of the funds; and (3) enforce the funds' market-timing policy with respect to customers identified by the funds as having engaged in market timing. When information regarding transactions in the funds' shares is requested by a fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the funds, to restrict or prohibit the indirect intermediary from purchasing shares of the funds on behalf of other persons. The funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The funds have no arrangements to permit any investor to trade frequently in shares of the funds, nor will they enter into any such arrangements in the future.

                                 OTHER BUSINESS

      The Trustees of the Navellier Millennium Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


      THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN. ANY SIGNED BUT UNMARKED PROXIES WITHOUT INSTRUCTIONS WILL BE VOTED IN FAVOR OF
                             APPROVAL OF THE PLAN.



August 8, 2008

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of June 19, 2008, by and between Navellier International Growth Portfolio, a Delaware statutory trust (the "International Fund") and the Touchstone Funds Group Trust, a Delaware statutory trust ("TFGT" and, together with International Fund, the "Parties" and each a "Party"), on behalf of its investment portfolio the Touchstone International Growth Fund (the "TFGT Fund"). Navellier & Associates, Inc., a Nevada corporation ("Navellier"), joins this Agreement solely for purposes of paragraphs 9.2, 10.5, 10.13 and 10.14 and Article VII; Touchstone Advisors, Inc., an Ohio corporation ("Touchstone"), joins this Agreement solely for purposes of paragraphs 9.2, 10.5, 10.13 and 10.14 and
Article VII. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

                                    RECITALS:

      International Fund issues shares of beneficial interest representing the interests in International Fund. Likewise, TFGT issues a separately designated series of shares of beneficial interest representing the interests in the TFGT Fund.

      The Parties wish to conclude a business combination transaction under the terms set forth in this Agreement in which: (1) all of the Fund Assets of International Fund will be transferred to the TFGT Fund in exchange for Class A shares of the TFGT Fund and the assumption by that TFGT Fund of all of International Fund's Liabilities, and (2) Class A shares of the TFGT Fund will be distributed to holders of shares of International Fund in complete liquidation of International Fund, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      The Parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

      The Board of Trustees of International Fund (the "International Fund Board"), including a majority of trustees who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) ("Independent Trustees") of International Fund, has determined with respect to International Fund that: (1) participation in the Reorganization is in the best interests of International Fund, and (2) the interests of existing shareholders of International Fund will not be diluted as a result of its effecting the Reorganization.

      The Board of Trustees of TFGT (the "TFGT Board"), including a majority of Independent Trustees of TFGT, has determined with respect to the TFGT Fund that:
(1) participation in the Reorganization is in the best interests of the TFGT Fund, and (2) the interests of existing shareholders of the TFGT Fund will not be diluted as a result of its effecting the Reorganization.

      NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and Navellier and Touchstone to the extent indicated above, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                               THE REORGANIZATION

      1.1 The Reorganization. In accordance with the Declaration of Trust and by-laws, as they may be amended from time to time, of International Fund ("International Fund Governing Documents"), at the Effective Time (as defined below), upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, International Fund shall assign, deliver and otherwise transfer all Fund Assets, subject to all of the Liabilities of International Fund, to TFGT on behalf of the TFGT Fund, and TFGT shall assume all of the Liabilities of International Fund on behalf of the TFGT Fund. In consideration of the foregoing, TFGT shall, on behalf of the TFGT Fund, at the Effective Time deliver to International Fund full and fractional (to the third decimal place) Class A shares of the TFGT Fund. The number of shares of the TFGT Fund shall be determined as set forth in paragraph 2.3 by dividing (a) the value of the Fund Assets attributable to International Fund, net of International Fund's Known Liabilities (computed as of the Valuation Time (as defined below) in the manner set forth in paragraph 2.1), by (b) the net asset value of one Class A share of TFGT Fund (computed as of the Valuation Time in the manner set forth in paragraph 2.2). At and after the Effective Time, all of the Fund Assets of International Fund shall become and be included in the Fund Assets of the TFGT Fund and the Liabilities of International Fund shall become and be the Liabilities of and shall attach to the TFGT Fund. At and after the Effective Time, the Liabilities of International Fund may be enforced only against the TFGT Fund to the same extent as if such Liabilities had been incurred by the TFGT Fund subject to any defense and/or set off that International Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that TFGT or the TFGT Fund may from time to time be entitled to assert.

      1.2 International Fund Assets.

                  (i) At least fifteen Business Days prior to the Valuation Time, International Fund will provide TFGT with a schedule of the securities and other assets and Known Liabilities of International Fund. Prior to the execution of this Agreement, TFGT has provided International Fund with a copy of the current investment objective, investment policies, principal investment strategies, and restrictions applicable to the TFGT Fund and TFGT will provide International Fund with a written notice of any changes thereto until the Valuation Time. International Fund reserves the right to sell any of the securities or other assets shown on the list for International Fund prior to the Valuation Time but will not, without the prior approval of TFGT, acquire any additional securities other than securities which the TFGT Fund may purchase in accordance with its stated investment objective and policies.

            (b) At least ten Business Days prior to the Valuation Time, TFGT will advise International Fund of any investments of International Fund shown on International Fund's schedule provided pursuant to paragraph (a) which the TFGT Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable Law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to TFGT in connection with facilitating the orderly transition of International Fund's Fund Assets. Under such circumstances, to the extent practicable, International Fund will, if requested by TFGT and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of International Fund, dispose of such investments prior to the Valuation Time. Notwithstanding the foregoing, nothing herein will require International Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of International Funds' Board or International Fund's investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of International Fund.

      1.3 Assumption of Liabilities. International Fund will, to the extent permissible and consistent with its own investment objectives and policies, use its best efforts to discharge all of the Known Liabilities of International Fund prior to or at the Effective Time. TFGT, on behalf of the TFGT Fund, will assume all of the Liabilities of International Fund. If prior to the Effective Time either Party identifies a Liability that the Parties mutually agree should not be assumed by TFGT, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Parties at the Closing (the "Excluded Liabilities"). TFGT shall not assume any Liability for any obligation of International Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to the International Fund.

      1.4 Distribution of TFGT Shares. Immediately upon receipt, International Fund will distribute the Class A shares of the TFGT Fund received by International Fund from TFGT pursuant to paragraph 1.1 (the "TFGT Shares"), pro rata to the record holders of shares of International Fund. Such distribution will be accomplished by an instruction, signed by an appropriate officer of International Fund, to transfer the TFGT Shares then credited to International Fund's account on the Books and Records of TFGT and to open accounts on the Books and Records of TFGT established and maintained by TFGT's transfer agent in the names of record holders of International Fund and representing the respective pro rata number of TFGT Shares due to such record holder. All issued and outstanding International Fund shares will be cancelled promptly by International Fund on International Fund's Books and Records. Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the TFGT Shares issued to International Fund in accordance with paragraph 1.1 above. In addition, each record holder of International Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of International Fund at or before the Valuation Time.

      1.5 Liquidation of International Fund. As soon as conveniently practicable after the distribution of TFGT Shares pursuant to paragraph 1.4 has been made, International Fund shall take, in accordance with Delaware law, the 1940 Act and International Fund's governing documents, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of International Funds.

      1.6 Transfer Taxes. Any transfer taxes payable on issuance of TFGT Shares in a name other than that of the record holder of International Fund shares on International Fund's Books and Records shall be paid by the Person to whom such TFGT Shares are issued and transferred, as a condition of that transfer.

                                   ARTICLE II

                                    VALUATION

      2.1 Net Asset Value of International Fund. The net asset value of a share of each class of International Fund shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in the then-current prospectus and statement of additional information of the TFGT Fund as supplemented from time to time.

      2.2 Net Asset Value of the TFGT Funds. The net asset value of a Class A share of the TFGT Fund shall be the net asset value of International Fund as of the Effective Time (as defined below).

      2.3 Calculation of Number of TFGT Shares. The number of TFGT Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of the net assets of International Fund participating therein attributable to Class A shares, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per Class A share of the TFGT Fund determined in accordance with the valuation procedures referred to in paragraph 2.2.

      2.4 Determination of Net Asset Value. All computations of net asset value and the value of securities transferred under this Article II shall be made by JPMorgan Chase Bank, N.A. ("JPMorgan"), sub-administrator for TFGT, in accordance with its regular practice and the requirements of the 1940 Act. International Fund and TFGT agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of International Fund and those determined in accordance with the pricing policies and procedures of TFGT.

      2.5 "Valuation Time" shall mean 4:00 PM Eastern Time of the business day preceding the Effective Time (as defined below).

                                  ARTICLE III

                           EFFECTIVE TIME AND CLOSING

      3.1 Effective Time and Closing. Subject to the terms and conditions set forth herein, the Reorganization shall occur immediately prior to the opening of business on September 29, 2008, or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the "Effective Time"). To the extent any Fund Assets are, for any reason, not transferred at the Effective Time, International Fund shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter. The closing of the Fund Transactions will take place at the offices of JPMorgan, 303 Broadway, Cincinnati, OH 45202-4133, or at such other place as may be mutually agreed in writing by an authorized officer of each Party, at the Effective Time (the "Closing").

      3.2 Transfer and Delivery of Fund Assets. International Fund shall direct JPMorgan, as custodian for International Fund, to deliver to TFGT at the Closing a certificate of an authorized officer certifying that: (a) JPMorgan delivered the Fund Assets of International Fund to the TFGT Fund at the Effective Time; and (b) all necessary taxes in connection with the delivery of such Fund Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made.

      3.3 TFGT Share Records. TFGT shall deliver to the Secretary of International Fund at the Closing a confirmation evidencing that: (a) the appropriate number of TFGT Shares have been credited to the account of International Fund on the Books and Records of the TFGT Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of TFGT Shares have been credited to the accounts of record holders of International Fund shares on the Books and Records of TFGT pursuant to paragraph 1.4.

      3.4 Postponement of Valuation Time and Effective Time. If immediately prior to the Valuation Time: (a) the NYSE or another primary trading market for portfolio securities of TFGT Fund or International Fund is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of International Fund or TFGT, accurate appraisal of the value of the net assets of the TFGT Fund or International Fund is impracticable, the Valuation Time and Effective Time shall be postponed until the first Business Day that is a Friday after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each Party.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 Representations and Warranties of International Fund. International Fund hereby represents and warrants to TFGT, on behalf of the TFGT Fund, as follows, which representations and warranties shall be true and correct on the date hereof:

            (a) International Fund is a business trust duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets. International Fund has full power under International Fund's Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns. International Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on International Fund.

            (b) The execution, delivery and performance of this Agreement by International Fund and the consummation of the transactions contemplated herein will have been duly and validly authorized by the International Fund Board, and the International Fund Board has approved the Reorganization and has resolved to recommend the Reorganization to the shareholders of International Fund and to call a special meeting of shareholders of International Fund for the purpose of approving this Agreement and the Reorganization contemplated hereby. Other than the approval by the requisite vote of the shareholders of the outstanding shares of International Fund in accordance with the provisions of Growth Governing Documents, applicable Delaware Law and the 1940 Act, no other action on the part of International Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement by International Fund on behalf of International Fund or the consummation of the Reorganization contemplated herein. This Agreement has been duly and validly executed and delivered by International Fund, and assuming due authorization, execution and delivery hereof by TFGT, is a legal, valid and binding obligation of International Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

            (c) The authorized capital of International Fund consists of an unlimited number of shares of beneficial interest with a par value of one-tenth of one cent ($0.001) per share. Each share represents a fractional undivided interest in International Fund. The issued and outstanding International Fund shares of each class and series are duly authorized, validly issued, fully paid and non-assessable. There are no outstanding options, warrants or other rights of any kind to acquire from International Fund any shares of any series or equity interests of International Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is International Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares. International Fund has no share certificates outstanding.

            (d) International Fund has no subsidiaries.

            (e) Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by International Fund, and upon the effectiveness of the Registration Statement (as defined below), the execution, delivery and performance of this Agreement by International Fund for itself and on behalf of International Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of International Fund's Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or International Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which International Fund is a party or by which it or International Fund is bound, (iii) result in a breach or violation by International Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

            (f) (i) Prior to the execution of this Agreement, International Fund has delivered to TFGT true and complete copies of its audited statements of assets and liabilities of as of December 31, 2007 or a later date if available prior to the date hereof, and the related audited schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.

                  (ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of International Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

                  (iii) To the best of International Fund's Knowledge, except as reflected or reserved against in the statement of assets and liabilities included in International Fund's audited financial statements as of December 31, 2007, or in the notes thereto, or as previously disclosed in writing to TFGT, there are no liabilities against, relating to or affecting International Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on International Fund or its properties or assets. In particular, since December 31, 2007 to the best of International Fund's Knowledge and except as disclosed in writing to TFGT or in International Fund's prospectus and statement of additional information as in effect on the date of this Agreement, there has not been any change in the financial condition, properties, assets, liabilities or business of International Fund that would have a Material Adverse Effect on International Fund or its properties or assets other than changes occurring in the ordinary course of business.

                  (iv) As of the date hereof, except as previously disclosed to TFGT in writing or as disclosed in International Fund's prospectuses and statements of additional information as in effect on the date of this Agreement, and except as have been corrected as required by applicable Law, and to the best of International Fund's Knowledge, there have been no material miscalculations of the net asset value of International Fund during the twelve-month period preceding the date hereof which would have a Material Adverse Effect on International Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

            (g) The minute books and other similar records of International Fund as made available to TFGT prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of International Fund, the International Fund Board and committees of the International Fund Board. The stock transfer ledgers and other similar records of International Fund and of International Fund as made available to TFGT prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of International Fund.

            (h) International Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

            (i) Except as set forth in writing to TFGT, there is no Action or Proceeding pending against International Fund or, to the best of International Fund's Knowledge, threatened against, relating to or affecting, International Fund.

            (j) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of International Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

            (k) International Fund is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and International Fund is in compliance in all material respects with the 1940 Act and its rules and regulations;

            (l) As of the date hereof, all federal and other tax returns, dividend reporting forms, and other tax-related reports of International Fund required by Law to have been filed by such date (including any extensions) have been filed and are correct in all material respects, and all federal and other taxes shown as due on such returns and reports have been paid or provision has been made on the respective Fund's Books and Records for the payment thereof and, to the best of International Fund's Knowledge, no such return is currently under audit or has been threatened with an audit and no assessment has been asserted with respect to such returns. To International Fund's Knowledge, there are no levies, liens, or other encumbrances relating to taxes existing, threatened or pending with respect to the properties or assets of International Fund. As of the date hereof, International Fund has adequately provided for all tax liabilities on its Books and Records.

            (m) For each taxable year of its operation (including its last completed taxable year), International Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company and has elected to be such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under
Section 852 of the Code. International Fund currently qualifies, and from the date of this Agreement until the Effective Time shall not take any action inconsistent with such qualification as a regulated investment company under the Code.

            (n) All issued and outstanding shares of International Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to TFGT in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. International Fund is not subject to any "stop order" and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

            (o) The current prospectus and statement of additional information of International Fund, including amendments and supplements thereto, and each prospectus and statement of additional information of International Fund used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. International Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by International Fund.

            (p) The combined proxy statement and prospectus and statement of additional information (collectively, the "Proxy Statement/Prospectus") to be included in TFGT's registration statement on Form N-14 (the "Registration Statement") and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to International Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to International Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that International Fund makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to TFGT or the TFGT Fund and furnished by TFGT to International Fund specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

            (q) Except as previously disclosed in writing to TFGT, at the Effective Time, International Fund will have good and marketable title to its Fund Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Fund Assets, deliver such Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Fund Assets consisting of restricted securities) or as otherwise disclosed to TFGT at least fifteen business days prior to the Effective Time.

            (r) International Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

            (s) Except as disclosed in writing to TFGT, to the best of International Fund's Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the International Fund.

      14.2 Representations and Warranties of TFGT. TFGT, on behalf of the TFGT Fund, hereby represents and warrants to International Fund, as follows, which representations and warranties shall be true and correct on the date hereof:

            (a) TFGT is a statutory trust duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the TFGT Fund. TFGT has full power under its Agreement and Declaration of Trust, as amended from time to time, and amended and restated by-laws ("TFGT Governing Documents") to conduct its business as it is now being conducted and to own the properties and assets it now owns for itself and on behalf of the TFGT Fund. TFGT has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on TFGT.

            (b) The execution, delivery and performance of this Agreement by TFGT on behalf of the TFGT Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the TFGT Board and the TFGT Board has approved the Reorganization. No other action on the part of TFGT or its shareholders, or the shareholders of the TFGT Fund, is necessary to authorize the execution, delivery and performance of this Agreement by TFGT on behalf of the TFGT Fund or the consummation of each Fund Transaction contemplated herein. This Agreement has been duly and validly executed and delivered by TFGT on behalf of the TFGT Fund, and assuming due authorization, execution and delivery hereof by International Fund, is a legal, valid and binding obligation of TFGT, as it relates to the TFGT Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

            (c) The authorized capital of TFGT consists of an unlimited number of shares of beneficial interest without par value. Each class and series of shares has been duly established and represents a fractional undivided interest in one of the TFGT Funds. The issued and outstanding TFGT Fund shares of each class and series are duly authorized, validly issued, fully paid and non-assessable. Before the Closing, there will be no (i) issued and outstanding TFGT Fund shares, (ii) options, warrants, or other rights to subscribe for or purchase TFGT Fund shares, (iii) security convertible into TFGT Fund shares, or
(iv) any other securities issued by the TFGT Fund, except the shares issued pursuant to section 6.3(g).

            (d) TFGT has no subsidiaries.

            (e) Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by International Fund, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by TFGT for itself and on behalf of the TFGT Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the TFGT Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or the TFGT Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which TFGT is a party or by which it or the TFGT Fund is bound, (iii) result in a breach or violation by TFGT or the TFGT Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

            (f) Except as set forth in writing to International Fund, there is no Action or Proceeding pending against TFGT or the TFGT Fund or, to the best of TFGT's Knowledge, threatened against, relating to or affecting, TFGT or the TFGT Fund.

            (g) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of TFGT or the TFGT Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

            (h) TFGT is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect, and the TFGT Fund is a separate series of TFGT duly designated in accordance with the applicable provisions of the TFGT Governing Documents and the 1940 Act;

            (i) The TFGT Fund was formed for the purpose of effecting a Fund Transaction with International Fund (an "F Reorganization"), has not engaged in any business prior to such Fund Transaction, does not own any assets, has never held, directly or indirectly, any shares in International Fund, and, for its taxable year that includes the Effective Time, will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company and will be eligible to and will compute its federal income tax under Section 852 of the Code.

            (j) The shares of the TFGT Fund to be issued and delivered to International Fund for the account of International Fund (and to be distributed immediately thereafter to its shareholders) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and, when so issued and delivered, will be registered under the 1933 Act, duly and validly issued, fully paid and non-assessable and no shareholder of the TFGT Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

            (k) The current prospectus and statement of additional information of the TFGT Fund, including amendments and supplements thereto, conform, or conformed at the time of its use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

            (l) The Proxy Statement/Prospectus to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to TFGT and the TFGT Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to TFGT and the TFGT Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that TFGT makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to International Fund and furnished by International Fund to TFGT specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

            (m) TFGT has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

            (n) Except as disclosed in writing to International Fund, to the best of TFGT's Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on TFGT or the TFGT Fund.

                                   ARTICLE V

                            COVENANTS AND AGREEMENTS

      5.1 Conduct of Business. After the date of this Agreement and at or prior to the Effective Time, International Fund and TFGT will conduct the businesses of International Fund and the TFGT Fund, respectively, only in the ordinary course and in accordance with this Agreement and the current prospectuses and statements of additional information of International Fund or TFGT, as applicable. It is understood that such ordinary course of business shall include
(a) the declaration and payment of customary dividends and other distributions;
(b) shareholder purchases and redemptions; and (c) the continued good faith performance by the investment adviser, sub-advisers, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with International Fund or TFGT, as applicable, and applicable Law. No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

      5.2 Shareholders' Meeting. International Fund will call, convene and hold a meeting of shareholders of International Fund as soon as practicable, in accordance with applicable Law and International Fund Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable. In the event that, insufficient votes are received from shareholders, the meeting may be adjourned as permitted under International Fund Governing Documents and applicable Law, and as set forth in the Proxy Statement/Prospectus in order to permit further solicitation of proxies.

      5.3 Proxy Statement/Prospectus and Registration Statement. International Fund and TFGT each will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC in a form satisfactory to TFGT and International Fund and their respective counsel as promptly as practicable. Upon effectiveness of the Registration Statement, International Fund will cause the Proxy Statement/Prospectus to be delivered to shareholders of International Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with International Fund Governing Documents. Each Party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of International Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Party and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

      5.4 Information. International Fund and TFGT will furnish to one another, and the other's accountants, legal counsel and other representatives, throughout the period prior to the Effective Time, all such documents and other information concerning International Funds and the TFGT Funds, respectively, and their business and properties as may reasonably be requested by the other Party. Such cooperation shall include providing copies of reasonably requested documents and other information. Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent, if any, that such Party's employees are familiar with such documents or information.

      5.5 Notice of Material Changes. Each Party will notify the other Party of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party's Knowledge of any event causing such a Material Adverse Effect.

      5.6 Financial Statements. At the Closing, International Fund will deliver to TFGT an unaudited statement of assets and liabilities of International Fund, together with a schedule of portfolio investments as of and for the interim period ending at the Valuation Time. These financial statements will present fairly the financial position and portfolio investments of International Fund as of the Valuation Time in conformity with U.S. generally accepted accounting principles applied on a consistent basis, and there will be no material contingent liabilities of International Fund not disclosed in said financial statements. These financial statements shall be certified by the treasurer of International Fund as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence. International Fund also will deliver to TFGT at or before the Effective Time, the detailed tax-basis accounting records for each security or other investment to be transferred to TFGT hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security to be transferred to the TFGT Fund.

      5.7 Other Necessary Action. International Fund and TFGT will each take all necessary action and use its reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

      5.8 Dividends. For International Fund's taxable years ending prior to the Valuation Time, International Fund shall have declared and at or before the Valuation Time shall have paid a dividend for such preceding years, which, together with all previous dividends, shall have had the effect of distributing to its shareholders all of the International Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable years ending at or before the Effective Time, and all of International Fund's net capital gain (as defined in Section 1222(11) of the Code), if any, after reduction for any capital loss carryforwards, recognized in all taxable years ending at or before the Effective Time.

      5.9 Books and Records. Upon reasonable notice, each Party will make available to the other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

      5.10 Issued Shares. The TFGT Shares to be issued and delivered to International Fund for the account of International Fund (and to be distributed immediately thereafter to its shareholders) pursuant to this Agreement, will have been duly authorized at the Effective Time. Said shares when issued and delivered will be registered under the 1933 Act, will be duly and validly issued, fully paid and non-assessable. No shareholder of the TFGT Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof. The shareholders of International Fund shall not pay any front-end or deferred sales charge in connection with the Fund Transaction.

      5.11 Post-Effective Amendment to Registration Statement on Form N-1A. TFGT shall use its reasonable best efforts in seeking to ensure that the post-effective amendment to TFGT's registration statement on Form N-1A (File Nos. 33-70958 and 811-8104), which registers the Class A shares of the TFGT Fund, shall have become effective under the 1933 Act at or before the Effective Time.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

      6.1 Conditions Precedent to Obligations of International Fund. The obligation of International Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by TFGT of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by International Fund in writing:

            (a) All representations and warranties of TFGT, on behalf of itself and the TFGT Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that TFGT shall be given a period of 30 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

            (b) TFGT shall have furnished to International Fund the opinion of Morgan, Lewis & Bockius LLP dated as of the Effective Time, substantially to the effect that:

                  (i) TFGT is a statutory trust, validly existing and in good standing under Delaware Law, and has power under the TFGT Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

                  (ii) TFGT is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

                  (iii) the TFGT Fund shares to be issued and delivered by TFGT pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided herein, will be validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

                  (iv) except as disclosed in writing to International Fund, such counsel knows of no material legal proceedings pending or threatened against TFGT;

                  (v) this Agreement has been duly authorized, executed and delivered under the applicable Laws of the State of Delaware by TFGT and, assuming due authorization, execution and delivery by International Fund, constitutes a valid and legally binding obligation of TFGT, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally and to general equity principles;

                  (vi) the Registration Statement has become effective under the 1933 Act and, to the Knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC;

                  (vii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the TFGT Governing Documents or any material agreement or instrument known to such counsel to which TFGT is a party or by which any properties belonging to TFGT may be bound;

                  (viii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by TFGT or a TFGT Fund of any terms, conditions, or provisions of any federal securities Law or Delaware Law; and

                  (ix) to the Knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law and except such as may be required under state securities Laws.

      In rendering such opinion, Morgan, Lewis & Bockius LLP may rely upon certificates of officers of TFGT and of public officials as to matters of fact.

            (c) TFGT shall have furnished to International Fund a certificate of TFGT, signed by the president and treasurer of TFGT, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

                  (i) the representations and warranties of TFGT in this Agreement are true and correct in all material respects on and as of the Effective Time and TFGT has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

                  (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to TFGT's Knowledge, threatened in writing.

            (d) The Secretary of International Fund shall have received the confirmation from TFGT required under paragraph 3.3 of this Agreement.

            (e) TFGT shall have duly executed and delivered to International Fund, on behalf of the TFGT Fund, such assumptions of Liabilities and other instruments as International Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of International Fund by the respective Transaction Party of International Fund, other than the Excluded Liabilities.

      6.2 Conditions Precedent to Obligations of TFGT. The obligation of TFGT to conclude the transactions provided for herein shall be subject, at its election, to the performance by International Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by TFGT in writing:

            (a) All representations and warranties of International Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that International Fund shall be given a period of 30 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

            (b) International Fund shall have furnished to TFGT the opinion of The Law Offices of Samuel Kornhauser dated as of the Effective Time, substantially to the effect that:

                  (i) International Fund is a trust, validly existing and in good standing under Delaware Law, and has power under the International Fund Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

                  (ii) International Fund is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

                  (iii) all issued and outstanding International Fund shares of each series as of the Effective Time are duly authorized, validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

                  (iv) except as disclosed in writing to TFGT, such counsel knows of no material legal proceedings pending or threatened against International Fund;

                  (v) this Agreement has been duly authorized, executed and delivered under the applicable Laws of the State of Delaware by International Fund and, assuming due authorization, execution and delivery by TFGT, constitutes a valid and legally binding obligation of International Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally and to general equity principles;

                  (vi) to the Knowledge of such counsel, as of the date of its mailing, the Proxy Statement/Prospectus, and as of the date of its filing, the Registration Statement (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder;

                  (vii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the International Fund Governing Documents or any material agreement or instrument known to such counsel to which International Fund is a party or by which any properties belonging to International Fund may be bound;

                  (viii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by International Fund or International Fund of any terms, conditions, or provisions of any federal securities Law or Delaware Law; and

                  (ix) to the Knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law and except such as may be required under state securities Laws.

      In rendering such opinion, The Law Offices of Samuel Kornhauser may rely upon certificates of officers of International Fund and of public officials as to matters of fact.

            (c) International Fund shall have furnished to TFGT the unaudited statements required by paragraph 5.6.

            (d) International Fund shall have furnished to TFGT a certificate of International Fund, signed by the president and treasurer of International Fund, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

                  (i) the representations and warranties of International Fund in this Agreement are true and correct in all material respects on and as of the Effective Time and International Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

                  (ii) since the date of the most recent financial statements of International Funds included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of any of International Funds (other than changes in the ordinary course of business, including, without limitation, dividends and other distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

            (e) International Fund shall have duly executed and delivered to TFGT, on behalf of International Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to International Fund's custodian and instructions to TFGT's transfer agent ("Transfer Documents") as TFGT may reasonably deem necessary or desirable to evidence the transfer to the respective Transaction Party of International Fund all of the right, title and interest of International Fund in and to the respective Fund Assets of International Fund. In each case, the Fund Assets of International Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

            (f) TFGT shall have received: (i) a certificate of an authorized signatory of JPMorgan, as custodian for International Fund, stating that the Fund Assets of International Fund have been delivered to TFGT; (ii) a certificate of an authorized signatory from Brown Brothers Harriman & Co., as custodian for TFGT, stating that the Fund Assets of International Fund have been received; and (iii) a certificate of an authorized signatory of International Fund confirming that International Fund has delivered its records containing the names and addresses of the record holders of each series of International Fund shares and the number and percentage (to three decimal places) of ownership of each series of International Fund Shares owned by each such holder as of the close of business at the Valuation Time.

            (g) At the Valuation Time and Effective Time, except as previously disclosed to TFGT in writing, and except as have been corrected as required by applicable Law, and to the best of International Fund's Knowledge, there shall have been no material miscalculations of the net asset value of International Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all Liabilities chargeable to the International Fund which are required to be reflected in the net asset value per share of a share class of International Fund in accordance with applicable Law will be reflected in the net asset value per share of International Fund.

            (h) TFGT shall have completed to its satisfaction its due diligence review of International Fund.

            (i) International Fund's agreements with each of its service contractors shall have terminated at the Effective Time with respect to International Fund, and each Party has received assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

      6.3 Other Conditions Precedent. Unless waived in writing by the Parties with the consent of their respective boards of trustees, the consummation of each Fund Transaction is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

            (a) This Agreement and the transactions contemplated herein, with respect to a particular Fund Transaction, shall have been approved by the requisite vote of the holders of the outstanding shares of International Fund in accordance with the provisions of the International Fund Governing Documents, applicable Delaware Law and the 1940 Act. Notwithstanding anything herein to the contrary, neither International Fund nor TFGT may waive the conditions set forth in this paragraph 6.3(a).

            (b) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

            (c) International Fund and TFGT shall have received an opinion or opinions from Morgan, Lewis & Bockius LLP (based upon certain facts, qualifications, assumptions and representations) that with respect to the Reorganization, for federal income tax purposes:

                  (i) The Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (ii) No gain or loss will be recognized by the TFGT Fund upon the receipt of the Fund Assets of International Fund solely in exchange for the TFGT Fund shares and the assumption by TFGT on behalf of the TFGT Fund of all of the Liabilities of International Fund.

                  (iii) No gain or loss will be recognized by International Fund upon the transfer of the Fund Assets of International Fund to the TFGT Fund solely in exchange for the TFGT Fund shares and the assumption TFGT on behalf of the TFGT Fund of all of the Liabilities of International Fund or upon the distribution of the TFGT Fund shares to shareholders of International Fund.

                  (iv) No gain or loss will be recognized by the shareholders of the International Fund upon the exchange of their shares of International Fund for the TFGT Fund shares (including fractional shares to which they may be entitled).

                  (v) The aggregate tax basis of the TFGT Fund shares received by each shareholder of International Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the International Fund shares exchanged therefor.

                  (vi) The holding period of the TFGT Fund Shares received by the shareholders of International Fund (including fractional shares to which they may be entitled) will include the holding period of the International Fund shares surrendered in exchange therefor, provided that the International Fund shares were held as a capital asset as of the Effective Time.

                  (vii) The adjusted basis of the Fund Assets of International Fund received by the TFGT Fund will be the same as the tax basis of such assets to International Fund immediately prior to the exchange.

                  (viii) The holding period of the Fund Assets of International Fund received by the TFGT Fund will include the period during which such assets were held by International Fund.

                  (ix) The TFGT Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of International Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and
(c), 382, 383 and 384 of the Code.

No opinion will be expressed as to the effect of the Reorganization on (i) the International Fund or the TFGT Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of International Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and International Fund and the TFGT Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither International Fund nor TFGT may waive the conditions set forth in this paragraph 6.3(c).

            (d) At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. No Action or Proceeding against International Fund or TFGT or their respective officers or trustees shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

            (e) The post-effective amendment to TFGT's registration statement on Form N-1A (File Nos. 33-70958 and 811-8104) which registers the Class A shares, Class C shares and Class Y shares of the TFGT Fund shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Form N-1A Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (f) Before the Effective Time, the TFGT Board shall have authorized the issuance of, and the TFGT Fund shall have issued, one TFGT Share in each class to Touchstone or an Affiliate thereof to vote on the contracts, plans, and other agreements referred to in the next sentence and to take whatever other action it may be required to take as each the TFGT Fund's sole shareholder. TFGT (on behalf of and with respect to each Shell TFGT Fund) shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for the TFGT Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by the TFGT Board and, to the extent required by Law (as interpreted by SEC staff positions), by its Independent Trustees and by the TFGT Fund's sole shareholder.

            (g) Touchstone and TFGT have entered into an expense limitation agreement whereby Touchstone has contractually agreed to waive a portion of its advisory fee and/or reimburse certain TFGT Fund expenses in order to limit "Net Expenses" to 1.35% for Class A shares of the TFGT Fund (the "Expense Limitation Agreement"). The Expense Limitation Agreement will (i) remain in effect until at least September 30, 2009, and (ii) provide that Touchstone will not seek to obtain reimbursement of fees or expenses waived by Navellier & Associates, Inc. for which it could seek reimbursement prior to the Effective Date of the Reorganization.

                                  ARTICLE VII

                                    EXPENSES

      Touchstone (or any Affiliate thereof) and/or Navellier (or any Affiliate thereof) will bear and pay all fees and expenses associated with International Fund's and TFGT's participation in the Reorganization without regard to whether the Reorganization is consummated (and, except as provided in the following proviso, in no event shall either International Fund or TFGT bear such expenses); provided, however, that the TFGT Fund shall bear its expenses associated with the qualification of shares for sale in the various states and International Fund will bear its own expenses related to transactions in its portfolio securities in anticipation of the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement; (b) postage; (c) printing;
(d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

All such fees and expenses so borne and paid by Touchstone, Navellier and/or their Affiliates shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by Touchstone, Navellier and/or their affiliates to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. The responsibility for payment shall be allocated between Touchstone and Navellier (or any Affiliate thereof) as Touchstone and Navellier have agreed as reflected in the Asset Purchase Agreement.

                                  ARTICLE VIII

                           AMENDMENTS AND TERMINATION

      8.1 Amendments. The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meetings of shareholders of International Funds at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of International Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would materially and adversely affect the rights of such shareholders without their further shareholder approval. Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Valuation Time or Effective Time.

      8.2 Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective
Time:

            (a) by the mutual written consent of the Parties;

            (b) by International Fund (i) following a material breach by TFGT of any of its representations, warranties or covenants contained in this Agreement, provided that TFGT shall have been given a period of 10 Business Days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon TFGT or the TFGT Fund;

            (c) by TFGT (i) following a material breach by International Fund of any of its representations, warranties or covenants contained in this Agreement, provided that International Fund shall have been given a period of 10 Business Days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the International Fund;

            (d) by either Party by written notice to the other Party following a determination by the terminating Party's Board that the consummation of the Reorganization is not in the best interest of its shareholders; or

            (e) by either Party if the Effective Time does not occur by December 31, 2008.

      If a Party terminates this Agreement in accordance with this paragraph 8.2, there shall be no liability for damages on the part of any Party, or the trustees or officers of such Party.

                                   ARTICLE IX

                           PUBLICITY; CONFIDENTIALITY

      9.1 Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

      9.2 Confidentiality. (a) The Parties, Touchstone and Navellier (for purposes of this paragraph 9.2, the "Protected Persons") will hold, and will cause their board members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

            (b) In the event of a termination of this Agreement, the Parties, Touchstone and Navellier agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

                                   ARTICLE X

                                  MISCELLANEOUS

      10.1 Entire Agreement. This Agreement (including any schedules delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

      10.2 Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, by facsimile, telecopied (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):

If to International Fund:

Navellier & Associates
1 E Liberty, 3rd Fl
Reno, NV 89501
Attention:  Arjen Kuyper
Telephone No.: (800) 365-8471
Facsimile No.: (775) 562-8215
E-mail: ArjenK@Navellier.com

With copies (which shall not constitute notice) to:

The Law Offices of Samuel Kornhauser (counsel to International Fund) 155 Jackson Street, Suite 1807
San Francisco, CA 94111
Attention: Samuel Kornhauser
Telephone No.: (415) 981-6281
Facsimile No.:
E-mail: skornhauser@earthlink.net

If to TFGT:

Touchstone Funds Group Trust
303 Broadway, Suite 1100
Cincinnati, OH  45202
Attention: Jay S. Fitton, Esq.
Telephone No.: (513) 878-4066
Facsimile No.: (513) 878-4190
E-mail: jay.fitton@jpmorgan.com

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP (counsel to TFGT)
1701 Market Street
Philadelphia, PA  19103
Attention: John M. Ford, Esq.
Telephone No.: (215) 963-5110
Facsimile No.: (215) 963-5001
E-mail: jmford@morganlewis.com

      10.3 Waiver. The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Except as provided in paragraph 6.3(a), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

      10.4 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either Party without the written consent of the other Party. Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

      10.5 Survival. Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in
Article VI hereto shall not survive the consummation of the transactions contemplated hereunder. The covenants in paragraphs 1.3, 1.5, 5.6, 5.11, 9.2,
10.9 and 10.14, this paragraph 10.5 and Article VII shall survive the consummation of the transactions contemplated hereunder.

      10.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      10.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

      10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, except for its indemnity provision. Indemnity shall be governed by the indemnity provisions set forth in the Asset Purchase Agreement executed as part of this reorganization without regard to its principles of conflicts of Laws.

      10.9 Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Reorganization contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other Party hereto each of the items required under this Agreement as a condition to such Party's obligations hereunder. In addition, International Fund shall deliver or cause to be delivered to TFGT at the Closing, the Books and Records of International Fund (regardless of whose possession they are in).

      10.10 Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any shareholder of TFGT or International Fund) except that the International Fund Independent Trustees are intended third-party beneficiaries of the provisions of paragraphs 1.3 and 10.14 herein.

      10.11 Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

      10.12 Effect of Facsimile Signature. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

      10.13 TFGT Liability. The name "Touchstone Funds Group Trust" is the designation of the trustees for the time being under an Amended and Restated Agreement and Declaration of Trust dated October 8, 1998, as amended from time to time, and all Persons dealing with TFGT or the TFGT Fund must look solely to the property of TFGT or the TFGT Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of TFGT. No TFGT Fund shall be liable for any claims against any other TFGT Fund. Both Parties along with Touchstone and Navellier specifically acknowledge and agree that any liability of TFGT under this Agreement with respect to the TFGT Fund, or in connection with the transactions contemplated herein with respect to the TFGT Fund, shall be discharged only out of the assets of the TFGT Fund and that no other portfolio of TFGT shall be liable with respect thereto.

      10.14 International Fund Liability. The name "Navellier International Growth Portfolio" is the designation of the trustees for the time being under a Declaration of Trust dated September 9, 1998 and amended August 23, 2000, and all Persons dealing with International Fund must look solely to the property of International Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of International Fund.

                                   ARTICLE XI

                                   DEFINITIONS

      As used in this Agreement, the following terms have the following meanings:

      "Action or Proceeding" means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.

      "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

      "Agreement" has the meaning specified in the preamble.

      "Asset Purchase Agreement" has the meaning specified in paragraph 6.3(e).

      "Books and Records" means International Fund's or TFGT's accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by International Fund or TFGT with respect to the TFGT Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

      "Business Day" means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

      "Closing" has the meaning specified in paragraph 3.1.

      "Code" has the meaning specified in the recitals.

      "Effective Time" has the meaning specified in paragraph 3.1.

      "International Fund" has the meaning specified in the preamble.

      "International Fund Board" has the meaning specified in the recitals.

      "Excluded Liabilities" has the meaning specified in paragraph 1.3.

      "Fund Assets" means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that International Fund may have against any Person) and receivables (including dividend and interest receivable), goodwill and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by International Fund, and any prepaid expenses shown on International Fund's books at the Valuation Time, excluding (a) the estimated costs of extinguishing any Excluded Liability; (b) cash in an amount necessary to pay dividends pursuant to paragraph 5.8, and (c) International Fund's rights under this Agreement.

      "Governmental or Regulatory Body" means any court, tribunal, or government or political subdivision, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

      "Independent Trustees" has the meaning specified in the recitals.

      "Knowledge" means (i) with respect to International Fund, the actual knowledge after reasonable inquiry of International Fund's trustees or officers and Navellier in its capacity as adviser to International Fund and (ii) with respect to TFGT and the TFGT Fund, the actual knowledge after reasonable inquiry of TFGT's trustees or officers, or Touchstone in its respective capacity as a service provider to TFGT.

      "Known Liabilities" means, with respect to International Fund, those Liabilities of which International Fund's trustees or officers, Navellier, or any applicable sub-advisor, sub-administrator, distributor, transfer agent, shareholder servicing agent, auditor, or custodian has Knowledge.

      "Law" means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.

      "Liabilities" means all existing liabilities of International Fund reflected on the unaudited statement of assets and liabilities of International Fund prepared by International Fund or its agent as of the Valuation Time in accordance with U.S. generally accepted accounting principles consistently applied from the prior audited reporting period and reviewed and approved by the respective treasurers of TFGT and International Fund at the Effective Time. "Liabilities" does not include, and TFGT and the TFGT Funds shall not assume, any Excluded Liabilities.

      "Material Adverse Effect" as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person. For purposes of this definition, a decline in net asset value of International Fund or TFGT Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing interests in such fund, shall not constitute a "Material Adverse Effect."

      "NYSE" means New York Stock Exchange.

      "1940 Act" has the meaning specified in the recitals.

      "1933 Act" means the Securities Act of 1933, as amended.

      "1934 Act" means the Securities Exchange Act of 1934, as amended.

      "Order" means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

      "Party" and "Parties" each has the meaning specified in the preamble.

      "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

      "Protected Persons" has the meaning specified in paragraph 9.2.

      "Proxy Statement/Prospectus" has the meaning specified in paragraph
4.1(p).

      "Registration Statement" has the meaning specified in paragraph 4.1(p).

      "Reorganization" has the meaning specified in the recitals.

      "SEC" means the U.S. Securities and Exchange Commission.

      "JPMorgan" has the meaning specified in paragraph 2.4.

      "TFGT" has the meaning specified in the preamble.

      "TFGT Board" has the meaning specified in the recitals.

      "TFGT Fund" each has the meaning specified in the preamble.

      "TFGT Governing Documents" has the meaning specified in paragraph 4.2(a).

      "TFGT Shares" has the meaning specified in paragraph 1.4.

      "Transfer Documents" has the meaning specified in paragraph 6.2(e).

      "Valuation Time" has the meaning specified in paragraph 2.5.

      IN WITNESS WHEREOF, the Parties, Touchstone and Navellier have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

NAVELLIER INTERNATIONAL GROWTH PORTFOLIO

By:
    --------------------------------------------
Name:
      ------------------------------------------
Title:
       -----------------------------------------

TOUCHSTONE FUNDS GROUP TRUST

By:
    --------------------------------------------
Name: Jill T. McGruder
Title: President

NAVELLIER & ASSOCIATES, INC.

By:
    --------------------------------------------
Name:
      ------------------------------------------
Title:
       -----------------------------------------

Solely for purposes of Article VII and
Paragraphs 9.2, 10.5, 10.13 and 10.14

TOUCHSTONE ADVISORS, INC.

By:
    --------------------------------------------
Name: William Dent
Title: Senior Vice President

Soley for purposes of Article VII and
Paragraphs 9.2, 10.5, 10.13 and 10.14

PROXY TABULATOR                                                To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735                                          1) Read the Proxy Statement and have the proxy card below at hand.
                                                               2) Go to website www.proxyvote.com
                                                               3) Follow the instructions provided on the website.

                                                               To vote by Telephone

                                                               1) Read the Proxy Statement and have the proxy card below at hand.
                                                               2) Call 1-800-690-6903
                                                               3) Follow the instructions.

                                                               To vote by Mail

                                                               1) Read the Proxy Statement.
                                                               2) Check the appropriate boxes on the proxy card below.
                                                               3) Sign and date the proxy card.
                                                               4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             NVLRM1              KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            DETACH AND RETURN THIS PORTION ONLY

                                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================
                NAVELLIER MILLENNIUM FUNDS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE REORGANIZATION.

                                                                                                         For   Against   Abstain

Proposal  To approve the reorganization of the Navellier International Growth Portfolio into the         |_|     |_|       |_|
          Touchstone International Growth Fund.



                PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

--------------------------------------------            --------------------------------------------

============================================            ============================================
Signature [PLEASE SIGN WITHIN BOX]    Date               Signature (Joint Owners)            Date

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                                TO BE HELD ON SEPTEMBER 26, 2008
                                                   NAVELLIER MILLENNIUM FUNDS

NAVELLIER INTERNATIONAL GROWTH PORTFOLIO

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint Arjen Kuyper, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the Special Meeting of Shareholders (the "Meeting"), and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the
Prospectus/Proxy Statement.

The purpose of the Meeting is to consider the Proposal set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. If you simply sign the proxy WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL
BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF TRUSTEES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED. The undersigned acknowledges receipt with this proxy of a copy of the Notice of the
Meeting and the Prospectus/Proxy Statement.

                                             PLEASE SLGN AND DATE ON THE REVERSE SIDE.

====================================================================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 8, 2008


                            Acquisition of Assets of

                    NAVELLIER INTERNATIONAL GROWTH PORTFOLIO

                                   a series of

                           NAVELLIER MILLENNIUM FUNDS
                      One East Liberty Street, Third Floor
                               Reno, Nevada 89501
                                 (800) 887-8671

                        By and In Exchange For Shares of

                      TOUCHSTONE INTERNATIONAL GROWTH FUND

                                   a series of

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407


      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated August 8, 2008, relating specifically to the proposed transfer of the assets and liabilities of Navellier International Growth Portfolio ("Navellier International"), a series of Navellier Millennium Funds, to Touchstone International Growth Fund ("Touchstone"), a series of Touchstone Funds Group Trust, in exchange for shares of beneficial interest of Touchstone (to be issued to holders of shares of Navellier International). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This SAI consists of this cover page and the following documents attached hereto and incorporated by reference herein:


      (1) The Statement of Additional Information of Navellier International dated May 1, 2008; and

      (2) Annual Report of Navellier International, for the year ended December 31, 2007

A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Navellier Millennium Funds at the telephone number or address set forth above.

The Pro Forma Financial Statements for the Reorganization and additional information regarding the Registrant and Touchstone are provided on the following pages.

                                TABLE OF CONTENTS

PRO FORMA STATEMENTS.......................................................

THE TRUST..................................................................

PERMITTED INVESTMENTS AND RISK FACTORS.....................................

INVESTMENT LIMITATIONS.....................................................

THE ADVISOR AND SUB-ADVISORS...............................................

THE ADMINISTRATOR..........................................................

DISTRIBUTION AND SHAREHOLDER SERVICES......................................

TRUSTEES AND OFFICERS OF THE TRUST.........................................

PURCHASE AND REDEMPTION OF SHARES..........................................

DETERMINATION OF NET ASSET VALUE...........................................

TAXES......................................................................

PORTFOLIO TRANSACTIONS.....................................................

DISCLOSURE OF PORTFOLIO HOLDINGS...........................................

VOTING.....................................................................

DESCRIPTION OF SHARES......................................................

SHAREHOLDER LIABILITY......................................................

LIMITATION OF TRUSTEES' LIABILITY..........................................

CODE OF ETHICS.............................................................

PROXY VOTING...............................................................

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.................................

CUSTODIAN..................................................................

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................

LEGAL COUNSEL..............................................................

FINANCIAL STATEMENTS.......................................................

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS.........................

APPENDIX B - PROXY VOTING POLICIES.........................................

TOUCHSTONE FUNDS GROUP TRUST
INTERNATIONAL GROWTH FUND
PRO FORMA COMBINING
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007
(UNAUDITED)

                                                                                              PRO FORMA
                                                                                               COMBINED
                                                  NAVELLIER                                TOUCHSTONE FUNDS
                                               MILLENNIUM FUNDS                               GROUP TRUST
                                                INTERNATIONAL           PRO FORMA            INTERNATIONAL
                                               GROWTH PORTFOLIO        ADJUSTMENTS            GROWTH FUND
                                               ----------------      ----------------      ----------------
ASSETS
    Securities at Cost                         $      4,076,298      $             --      $      4,076,298
                                               ================                            ================
    Securities at Value                        $      4,680,329      $             --      $      4,680,329
    Investment Income Receivable                          2,722                    --                 2,722
    Receivable for Securities Sold                        9,027                    --                 9,027
    Receivable for Shares Sold                           21,635                    --                21,635
    Receivable from Adviser                              38,011                    --                38,011
    Other Assets                                          8,518                    --                 8,518
                                               ----------------                            ----------------
        Total Assets                                  4,760,242                    --             4,760,242
                                               ----------------                            ----------------

LIABILITIES
   Payable for Securities Purchased                     857,012                    --               857,012
   Payable for Shares Redeemed                           20,929                    --                20,929
   Distribution Fees Payable                              3,492                    --                 3,492
   Trustees Fees Payable                                  4,500                    --                 4,500
   Professional Fees                                     19,242                    --                19,242
   Other Liabilities                                     26,050                    --                26,050
                                               ----------------                            ----------------
       Total Liabilities                                931,225                    --               931,225
                                               ----------------                            ----------------

NET ASSETS                                     $      3,829,017                    --      $      3,829,017
                                               ================                            ================

NET ASSETS CONSIST OF:
Paid-in Capital                                $      3,143,363                    --      $      3,143,363
Accumulated Net Realized Gain on Investments             81,623                    --                81,623
Net Unrealized Appreciation of Investments              604,031                    --               604,031
                                               ----------------                            ----------------

NET ASSETS                                     $      3,829,017                    --      $      3,829,017
                                               ================                            ================

BY CLASS:

NET ASSETS:
Class A                                        $      3,829,017      $             --      $      3,829,017

OUTSTANDING SHARES:
Class A                                                 322,205                    --               322,205

NET ASSET VALUE PER SHARE:
Class A                                        $          11.88      $             --      $          11.88

See accompanying pro forma notes to combining financial statements.

TOUCHSTONE FUNDS GROUP TRUST
INTERNATIONAL GROWTH FUND
PRO FORMA COMBINING
STATEMENT OF OPERATIONS
DECEMBER 31, 2007
(UNAUDITED)

                                                                                                        PRO FORMA
                                                                                                        COMBINED
                                                             NAVELLIER                               TOUCHSTONE FUNDS
                                                         MILLENNIUM FUNDS                              GROUP TRUST
                                                           INTERNATIONAL          PRO FORMA           INTERNATIONAL
                                                         GROWTH PORTFOLIO        ADJUSTMENTS           GROWTH FUND
                                                        -------------------    ----------------    --------------------
INVESTMENT INCOME
Interest                                                $             2,614    $             --    $              2,614
Dividends (A)                                                        62,622                  --                  62,622
                                                        -------------------    ----------------    --------------------
Total Investment Income                                              65,236                  --                  65,236
                                                        -------------------    ----------------    --------------------

EXPENSES
Investment Advisory Fee                                              23,086              (2,256)(A)              20,830
Administration Fees                                                      --               4,630 (A)               4,630
Accounting and Pricing Fees                                          74,365             (74,365)(B)                   -
Distribution Plan Fees, Class A                                       5,772                  --                   5,772
Transfer Agent Fees, Class A                                          1,974                  --                   1,974
Printing Expense                                                     16,747                  --                  16,747
Trustees' Fees                                                       18,000                  --                  18,000
Custodian Fees                                                        8,283                  --                   8,283
Legal Expense                                                        12,500                  --                  12,500
Registration Fees                                                    17,970                  --                  17,970
Audit Fees                                                           19,300                  --                  19,300
Compliance Fees                                                         120                  --                     120
Pricing Expense                                                       1,690                  --                   1,690
Underwriting Fees                                                     3,569                  --                   3,569
Other Expenses                                                        1,734                  --                   1,734
                                                        -------------------    ----------------    --------------------
TOTAL EXPENSES                                                      205,110             (71,991)                133,119
Less Expenses Reimbursed by Investment Adviser                     (170,469)             68,590                (101,879)
                                                        -------------------    ----------------    --------------------
NET EXPENSES                                                         34,641              (3,401)                 31,240
                                                        -------------------    ----------------    --------------------

NET INVESTMENT INCOME                                                30,595               3,401                  33,996
                                                        -------------------    ----------------    --------------------

Net Realized Gain on Investments                                    217,507                  --                 217,507
Change in Net Unrealized Appreciation/Depreciation
of Investments                                                      197,015                  --                 197,015
                                                        -------------------    ----------------    --------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                     414,522                  --                 414,522
                                                        -------------------    ----------------    --------------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                              $           445,117    $          3,401    $            448,518
                                                        ===================    ================    ====================
(A) Net of foreign tax withholding of:                  $             4,407    $             --    $              4,407

(A)   Based on contract in effect for the legal suriving fund.
(B) Services are now provided under the Administration Fee contract in effect for the legal surviving fund.

See accompanying pro forma notes to combining financial statements.

TOUCHSTONE FUNDS GROUP TRUST
INTERNATIONAL GROWTH FUND
PRO FORMA COMBINING
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(UNAUDITED)

                                                                                                                   PRO FORMA
                                                                                                                   COMBINED
                                                         NAVELLIER                                             TOUCHSTONE FUNDS
                                                      MILLENNIUM FUNDS                                            GROUP TRUST
                                                        INTERNATIONAL                PRO FORMA                   INTERNATIONAL
                                                      GROWTH PORTFOLIO              ADJUSTMENTS                   GROWTH FUND
                                                 -------------------------   -------------------------     -------------------------
                                                   SHARES     MARKET VALUE     SHARES     MARKET VALUE       SHARES     MARKET VALUE
                                                 ----------   ------------   ----------   ------------     ----------   ------------
COMMON STOCKS - 79.8%(A)
Aerospace/Defense - 1.0%(A)
   BAE Systems plc ADR (Britain)                      1,133    $   44,782            --    $       --           1,133    $   44,782
                                                               ----------    ----------    ----------                    ----------

Automobiles - 1.3%(A)
   HONDA MOTOR CO., LTD. ADR (Japan)                  1,870        61,972            --            --           1,870        61,972
                                                               ----------    ----------    ----------                    ----------

Banking - 7.0%(A)
   ABB Ltd. ADR (Switzerland)                         2,573        74,102            --            --           2,573        74,102
   Banco Sandander Central S.A. ADR (Spain)           4,461        96,090            --            --           4,461        96,090
   Credit Suisse Group ADR (Switzerland)                739        44,414            --            --             739        44,414
   HSBC Holdings plc ADR (Britain)                      601        50,310            --            --             601        50,310
   National Australia Bank Ltd. ADR (Australia)         392        64,815            --            --             392        64,815
                                                               ----------    ----------    ----------                    ----------
                                                                  329,731                                          --       329,731
                                                               ----------    ----------    ----------                    ----------

Building Materials & Products - 1.9%(A)
   Chicago Bridge & Iron Co. N.V. ADR
    (Netherlands)                                     1,476        89,209            --            --           1,476        89,209
                                                               ----------    ----------    ----------                    ----------

Chemicals - 1.6%(A)
   Potash Corp. of Saskatchewan, Inc. (Canada)          520        74,859            --            --             520        74,859
                                                               ----------    ----------    ----------                    ----------

Computer Equipment, Software &
 Services - 5.6%(A)
   KONAMI Corp. ADR (Japan)                           1,313        42,712            --            --           1,313        42,712
   Logitech International S.A. ADR
    (Switzerland)*                                    2,029        74,343            --            --           2,029        74,343
   SAP AG ADR (Germany)                               1,340        68,407            --            --           1,340        68,407
   Trend Micro, Inc. ADR (Japan)                      2,141        76,058            --            --           2,141        76,058
                                                               ----------    ----------    ----------                    ----------
                                                                  261,520                          --                       261,520
                                                               ----------    ----------    ----------                    ----------

Electric Services - 1.5%(A)
   Enel S.p.A. ADR (Italy)                            1,212        71,084            --            --           1,212        71,084
                                                               ----------    ----------    ----------                    ----------

Electronic Instruments & Controls - 1.0%(A)
   Garmin Ltd. (Cayman Islands)                         504        48,888            --            --             504        48,888
                                                               ----------    ----------    ----------                    ----------

Electronics - 7.2%(A)
   Canon, Inc. ADR (Japan)                            1,049        48,076            --            --           1,049        48,076
   Matsushita Electric Industrial Co., Ltd.
    ADR (Japan)                                       4,241        86,686            --            --           4,241        86,686
   Nintendo Co., Ltd. ADR (Japan)                     1,991       147,682            --            --           1,991       147,682
   SONY CORP. ADR (Japan)                             1,026        55,712            --            --           1,026        55,712
                                                               ----------    ----------    ----------                    ----------
                                                                  338,156                          --                       338,156
                                                               ----------    ----------    ----------                    ----------

Financial Services - 1.2%(A)
   Allianz SE ADR (Germany)                           2,596        55,165            --            --           2,596        55,165
                                                               ----------    ----------    ----------                    ----------

Food, Beverage & Tobacco - 6.2%(A)
   British American Tobacco plc ADR (Britain)         1,088        85,473            --            --           1,088        85,473
   Diageo plc ADR (Britain)                             928        79,650            --            --             928        79,650
   nestle S.A. ADR (Switzerland)                        645        73,853            --            --             645        73,853
   Tesco plc ADR (Britain)                            1,895        53,250            --            --           1,895        53,250
                                                               ----------    ----------    ----------                    ----------
                                                                  292,226                          --                       292,226
                                                               ----------    ----------    ----------                    ----------

Healthcare Products & Services - 1.7%(A)
   Bayer AG ADR (Germany)                               865        78,239            --            --             865        78,239
                                                               ----------    ----------    ----------                    ----------

Industrial - 2.8%(A)
   Companhia Vale do Rio Doce ADR (Brazil)            1,190        38,877            --            --           1,190        38,877
   KUBOTA CORP. ADR (Japan)                           1,349        45,326            --            --           1,349        45,326
   Siemens AG ADR (Germany)                             309        48,625            --            --             309        48,625
                                                               ----------    ----------    ----------                    ----------
                                                                  132,828                          --                       132,828
                                                               ----------    ----------    ----------                    ----------

TOUCHSTONE FUNDS GROUP TRUST
INTERNATIONAL GROWTH FUND
PRO FORMA COMBINING
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(UNAUDITED)

                                                                                                                   PRO FORMA
                                                                                                                   COMBINED
                                                         NAVELLIER                                             TOUCHSTONE FUNDS
                                                      MILLENNIUM FUNDS                                            GROUP TRUST
                                                        INTERNATIONAL                PRO FORMA                   INTERNATIONAL
                                                      GROWTH PORTFOLIO              ADJUSTMENTS                   GROWTH FUND
                                                 -------------------------   -------------------------     -------------------------
                                                   SHARES     MARKET VALUE     SHARES     MARKET VALUE       SHARES     MARKET VALUE
                                                 ----------   ------------   ----------   ------------     ----------   ------------
Insurance - 2.1%(A)
   Axa ADR (France)                                   1,441        57,222            --            --           1,441        57,222
   ING Groep N.V. ADR (Netherlands)                   1,046        40,700            --            --           1,046        40,700
                                                               ----------    ----------    ----------                    ----------
                                                                   97,922                          --                        97,922
                                                               ----------    ----------    ----------                    ----------

Medical Equipment & Supplies - 0.9%(A)
   Smith & Nephew plc ADR (Britain)                     714        40,998            --            --             714        40,998
                                                               ----------    ----------    ----------                    ----------

Miscellaneous Fabricated Products - 1.0%(A)
   ArcelorMittal ADR (Luxembourg)                       599        46,333            --            --             599        46,333
                                                               ----------    ----------    ----------                    ----------

Oil/Gas - 10.1%(A)
   BASF AG ADR (Germany)                                386        56,549            --            --             386        56,549
   E. ON AG ADR (Germany)                             1,379        96,874            --            --           1,379        96,874
   EnCana Corp. (Canada)                              1,123        76,319            --            --           1,123        76,319
   Schlumberger Ltd. (United States)                    391        38,463            --            --             391        38,463
   Statiol ASA ADR (Norway)                           1,675        51,121            --            --           1,675        51,121
   Total S.A. ADR (France)                              566        46,752            --            --             566        46,752
   Transocean, Inc. (United States)                     442        63,272            --            --             442        63,272
   Ultrapar Participacoes S.A. ADR (Brazil)           1,290        44,686            --            --           1,290        44,686
                                                               ----------    ----------    ----------                    ----------
                                                                  474,036                          --                       474,036
                                                               ----------    ----------    ----------                    ----------

Pharmaceuticals - 7.6%(A)
   Alcon, Inc. (Switzerland)                            460        65,798            --            --             460        65,798
   GlaxoSmithKline plc ADR (Britain)                  1,047        52,758            --            --           1,047        52,758
   ICON plc ADR (Ireland)*                              974        60,252            --            --             974        60,252
   Novo-Nordisk A/S ADR (Denmark)                     1,711       110,975            --            --           1,711       110,975
   Teva Pharmaceutical Industries Ltd.
    ADR (Israel)                                      1,368        63,585            --            --           1,368        63,585
                                                               ----------    ----------    ----------                    ----------
                                                                  353,368                          --                       353,368
                                                               ----------    ----------    ----------                    ----------

Semiconductors - 1.9%(A)
   ARM Holdings plc ADR (Britain)                     6,715        49,691            --            --           6,715        49,691
   Infineon Technologies AG ADR (Germany)*            3,377        39,308            --            --           3,377        39,308
                                                               ----------    ----------    ----------                    ----------
                                                                   88,999                          --                        88,999
                                                               ----------    ----------    ----------                    ----------

Telecommunications Equipment &
 Services - 13.3%(A)
   America Movil ADR (Mexico)                           970        59,548            --            --             970        59,548
   BT Group plc ADR (Britain)                           821        44,268            --            --             821        44,268
   China Mobile Ltd. ADR (Hong Kong)                    563        48,908            --            --             563        48,908
   Nokia Oyj ADR (Finland)                            2,934       112,637            --            --           2,934       112,637
   Research In Motion Ltd. (Canada)*                    601        68,153            --            --             601        68,153
   Telefonica S.A. ADR (Spain)                          960        93,686            --            --             960        93,686
   Telenor ASA ADR (Norway)                           1,041        74,562            --            --           1,041        74,562
   Vimpel-Communications ADR (Russia)                 1,530        63,648            --            --           1,530        63,648
   Vodafone Group plc ADR (Britain)                   1,537        57,361            --            --           1,537        57,361
                                                               ----------    ----------    ----------                    ----------
                                                                  622,771                          --                       622,771
                                                               ----------    ----------    ----------                    ----------

Tools & Hardware - 1.0%(A)
   Makita Corp. ADR (Japan)                           1,075        45,451            --            --           1,075        45,451
                                                               ----------    ----------    ----------                    ----------

Utilities - 1.9%(A)
   Veolia Environment ADR (France)                      964        87,705            --            --             964        87,705
                                                               ----------    ----------    ----------                    ----------

TOTAL COMMONS STOCKS - 79.8%(A)                                $3,736,242                  $       --                    $3,736,242
                                                               ----------    ----------    ----------                    ----------

MONEY MARKET FUNDS - 20.2%(A)
   JPMorgan 100% U.S. Treasury Securities
    Money Market Fund                               944,087    $  944,087      (944,087)   $ (944,087)(A)          --    $       --

   Touchstone Institutional Money Market Fund^           --            --       944,087       944,087 (A)     944,087       944,087
                                                               ----------    ----------    ----------                    ----------
                                                                  944,087            --            --                       944,087
                                                               ----------    ----------    ----------                    ----------

TOTAL INVESTMENTS - 100.0%(A) (COST $4,076,298)                $4,680,329                  $       --                    $4,680,329
                                                               ==========                  ==========                    ==========

*     Non-Income producing.

^     Affiliated Fund sub-advised by Fort Washington Investment Advisors, Inc.

ADR - American Depositary Receipt

(A) Calculated based on total investment securities at market value of the Pro Forma Combined Touchstone Funds Group Trust International Growth Fund.

See accompanying pro forma notes to combining financial statements.

TOUCHSTONE FUNDS GROUP TRUST
INTERNATIONAL GROWTH FUND
PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
DECEMBER 31, 2007
(UNAUDITED)

DESCRIPTION OF THE FUND

      The acquiring fund, Touchstone Funds Group Trust International Growth Fund ("Acquiring Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company portfolio consisting of Class A, Class C and Class Y shares. The target fund, Navellier Millennium Funds International Growth Portfolio ("Target Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company portfolio consisting of Class A shares.

BASIS OF COMBINATION

      The accompanying unaudited pro forma financial statements are presented to show the effect of the transfer of assets and liabilities of the Target Fund in exchange for shares of the Acquiring Fund (for purposes of maintaining the financial statements and performance).

      Under the terms of the Plan of Reorganization, the combination of the Acquiring Fund and Target Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The statement of assets and liabilities and the related statement of operations of the Acquiring Fund and Target Fund have been combined as of and for the twelve months ended December 31, 2007. In accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods of the Acquiring Fund will not be restated.

      The accompanying pro forma financial statements should be read in conjunction with the financial statements of Target Fund included in its annual report dated December 31, 2007.

      The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of January 1, 2007.

PORTFOLIO VALUATION

      Equity securities listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Over-the-counter securities are valued at the last sales price. Debt securities with maturities of 60 days or less are valued at amortized cost. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Trustees.

CAPITAL SHARES

      The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at December 31, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of December 31, 2007, divided by the net asset value per share of the shares of Acquiring Fund as of December 31, 2007. The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2007:

--------------------------------------------------------------------------------
                   SHARES OF           ADDITIONAL SHARES       TOTAL OUTSTANDING
CLASS OF         ACQUIRING FUND          ASSUMED ISSUED             SHARES
 SHARES         PRE-COMBINATION        IN REORGANIZATION       POST-COMBINATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A                -                    322,205                 322,205
--------------------------------------------------------------------------------

ESTIMATES

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

      Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined Fund.

THE TRUST

This SAI relates only to the Touchstone Value Opportunities Fund ("Value Opportunities Fund") (formerly Constellation Clover Core Value Fund), Touchstone Diversified Small Cap Value Fund ("Diversified Small Cap Value Fund") (formerly Constellation Clover Small Cap Value Fund), Touchstone Clover Core Fixed Income Fund ("Clover Core Fixed Income Fund") (formerly Constellation Clover Core Fixed Income Fund), Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fund") (formerly Constellation Chartwell Ultra Short Duration Fixed Income Fund), Touchstone Short Duration Fixed Income Fund ("Short Duration Fund") (formerly Constellation Chartwell Short Duration Fixed Income Fund), Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund") (formerly Constellation Sands Capital Select Growth Fund), Touchstone Mid Cap Fund ("Mid Cap Fund") (formerly Constellation TIP Mid Cap Fund), Touchstone Healthcare and Biotechnology Fund ("Healthcare and Biotechnology Fund") (formerly TIP Healthcare and Biotechnology Fund), Touchstone Small Cap Value Opportunities Fund ("Small Cap Value Opportunities Fund") (formerly Constellation TIP Small Cap Value Opportunities Fund), Touchstone Premium Yield Equity Fund ("Premium Yield Equity Fund") and Touchstone International Growth Fund ("International Growth Fund"), (each a "Fund" and, together the "Funds"). Each is a separate series of the Touchstone Funds Group Trust (formerly, Constellation Funds, formerly Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended through March 24, 2004, and November 20, 2006 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. Prior to November 20, 2006, the name of the Trust was Constellation Funds. Effective November 20, 2006, the Trust's name changed to Touchstone Funds Group Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

The Trust offers five separate classes of shares: Class A, Class C, Class Z, Class Y and Class I shares. The shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Trust's Funds and Classes thereof that are currently offered are listed below:

-------------------------------------------------------------------------------------------------------
FUNDS                                                 CLASS I   CLASS A    CLASS C   CLASS Y    CLASS Z
-------------------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund                       x          x
-------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund                                                      x
-------------------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund                                x          x                    x
-------------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund                        x          x                    x
-------------------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund                 x
-------------------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration Fixed Income Fund                                                  x
-------------------------------------------------------------------------------------------------------
Touchstone Short Duration Fixed Income Fund                                                        x
-------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund                                            x          x         x          x
-------------------------------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund                                             x          x
-------------------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund                               x          x         x
-------------------------------------------------------------------------------------------------------
Touchstone International Growth Fund                               x          x         x
-------------------------------------------------------------------------------------------------------

Effective as of the close of business on May 7, 2004, the Value Opportunities Fund, Diversified Small Cap Value Fund, Clover Core Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund and Healthcare and Biotechnology Fund acquired all of the assets and liabilities of the Turner Funds' Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner Small Cap Value Opportunities Fund and Turner Healthcare and Biotechnology Fund (each a "Constellation Turner Fund"), respectively. Performance information relating to an aforementioned Fund presented through May 7, 2004 refers to the Fund's performance as a predecessor Constellation Turner Fund.

Effective as of the close of business on July 30, 2004, the Sands Capital Select Growth Fund acquired all of the assets and liabilities of the Pitcairn Select Growth Fund. Performance information relating to an aforementioned Fund presented through July 30, 2004 refers to the Fund's performance as the Pitcairn Select Growth Fund.

Effective as of the close of business on April 14, 2005, the Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios' Midcap Core Portfolio (the "predecessor CIP Midcap Core Portfolio"). Performance information presented through April 15, 2005 refers to the Fund's performance as the predecessor CIP Midcap Core Portfolio.

Effective as of the close of business on September 27, 2008, the International Growth Fund acquired all of the assets and liabilities of the Navellier International Growth Portfolio (the "predecessor Navellier International Portfolio"). Performance information presented through September 27, 2008 refers to the Fund's performance as the predecessor Navellier International Portfolio.

PERMITTED INVESTMENTS AND RISK FACTORS

Unless otherwise indicated, each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below as a non-principal investment strategy.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Clover Core Fixed Income Fund, Ultra Short Duration Fund and Short Duration Fund do not invest in ADRs.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

BUSINESS DEVELOPMENT COMPANIES

Business development companies ("BDCs") are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). BDCs are publicly traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. The Premium Yield Equity Fund may invest up to 10% of its net assets in BDCs.

CANADIAN INCOME TRUSTS

Canadian Income Trusts are a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation. This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange. Canadian income trusts enjoy special corporate tax privileges. The Premium Yield Equity Fund may invest up to 10% of its net assets in Canadian Income Trusts.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Ultra Short Duration Fund and Short Duration Fund do not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (e.g., TGRs, TRs, and CATs). These various instruments are discussed later in this section.

EQUITY-LINKED WARRANTS

Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees and other fees and expenses that are incurred directly by the Fund that increase their costs versus the costs of owning the underlying securities directly.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

ETFs are considered investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). Ordinarily, investments in ETFs are subject to the limitations on investments in other investment companies, as described in the section entitled "Investment Companies". However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board of Trustees, each Fund, except the predecessor Constellation Turner Funds and Mid Cap Fund may invest in iShares ETFs in excess of the 5% and 10% limits, provided that the Fund invests in ETFs and other short-term investments pursuant to the policies and procedures adopted by the Board of Trustees and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations. See also "Investment Company Shares."

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund's portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise earmark assets as cover. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

GOVERNMENT PASS-THROUGH SECURITIES

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association (GNMA), Fannie Mae and Freddie Mac. GNMA, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

MORTGAGE DOLLAR ROLLS

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account or otherwise earmark assets as cover in an amount sufficient to cover its repurchase obligation.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board of Trustees. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund's Advisor and/or Sub-Advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done on a non-discriminatory basis. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made, except as noted below in the discussion of the exemptive order from the SEC: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The Advisor has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

See also "Investment Limitations" and "Exchange Traded Funds."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal amount of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Because the Securities and Exchange Commission (the "SEC") staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by the Funds' custodian or otherwise subject to "covering" techniques imposes a practical limit on the leverage these transactions create. As a matter of operating policy, no Fund will purchase additional securities when borrowings exceed 5% of total assets. In addition, the Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be comparable or less than that of a three-year U.S. Treasury note.

LOWER-RATED SECURITIES

The Funds, except for the Clover Core Fixed Income Fund, Ultra Short Duration Fund and Short Duration Fund, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO). Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Internal Revenue Code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MASTER LIMITED PARTNERSHIPS

Master limited partnerships ("MLPs") are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of "floating" rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put or otherwise earmark assets as cover.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Touchstone Advisors monitors compliance with this requirement).

REVERSE REPURCHASE AGREEMENT, DOLLAR ROLL AND REVERSE DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by the Fund. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating or otherwise earmarking cash or other liquid securities.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

ROYALTY TRUSTS

Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Premium Yield Equity Fund may invest up to 10% of its net assets in royalty trusts.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

The International Growth Fund invests in securities of foreign issuers as part of its principal investment strategy as more fully described in the Prospectus/Proxy Statement. The International Growth Fund may invest up to 20% of its total assets in emerging market securities.

SHORT SALES

In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan.

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered," whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. Any Fund that engages in short sales will comply with these requirements.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS

Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in "Foreign Securities".

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "income" annually. Because a Fund will distribute its "income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

Corporate and Municipal Zero Coupon Securities: Corporate or Municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

The Value Opportunities Fund, Diversified Small Cap Value Fund, Clover Core Fixed Income Fund, Ultra Short Duration Fund, Short Duration Fund, Small Cap Value Opportunities Fund, and Healthcare and Biotechnology Fund may not, except as otherwise provided below:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
      (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Healthcare and Biotechnology Fund.

2. Invest more than 25% of the Fund's assets in securities issued by companies in a single industry or related group of industries. This limitation does not apply to the Healthcare and Biotechnology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

      For example, at a minimum, the Fund will not issue any senior security, whether representing an indebtedness or a stock, unless the requirements for asset coverage and declaration of any dividend or any other distribution are met, and if a stock, unless the requirements for voting the class of senior security are met.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Sands Capital Select Growth Fund, Premium Yield Equity Fund and International Growth Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

      For example, at a minimum, the Fund will not issue any senior security, whether representing an indebtedness or a stock, unless the requirements for asset coverage and declaration of any dividend or any other distribution are met, and if a stock, unless the requirements for voting the class of senior security are met.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8. The Premium Yield Equity Fund may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Mid Cap Fund may not:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2. Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

      For example, at a minimum, the Fund will not issue any senior security, whether representing an indebtedness or a stock, unless the requirements for asset coverage and declaration of any dividend or any other distribution are met, and if a stock, unless the requirements for voting the class of senior security are met.

3. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5. Purchase or sell physical commodities or commodity contracts, except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities,
      (3) purchase or sell options, and (4) purchase or sell futures contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

8. Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Short Duration Funds) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 ("the 1933 Act") and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

4. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest in companies for the purpose of exercising control.

5. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. The predecessor Constellation Turner Funds may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

7. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.

The following investment policies are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

1.    Each Fund may purchase securities on a when-issued basis and borrow money.

2.    Each Fund may enter into futures and options transactions.

3. Each Fund may hold up to 15% (10% for the Short Duration Funds) of its net assets in illiquid securities.

4. Each Fund, except the Short Duration Funds, may purchase convertible securities.

5. Each Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund's assets.

6. Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

7. Each Fund, except for the Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

8. Each Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund's total assets.

9. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

THE ADVISOR

Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment advisor under the terms of an advisory agreement (the "Advisory Agreement") dated March 1, 2006. Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Advisor determines the appropriate allocation of assets to each Fund's sub-advisor(s) (the "Sub-Advisors").

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Prior to March 1, 2006, the Trust's advisor was Constellation Investment Management Company, LP ("CIMCO").

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

MANAGER OF MANAGER'S STRUCTURE

The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a "manager of managers" structure. Under a manager of managers structure, the Advisor acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among Sub-Advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated Sub-Advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.

For the fiscal years ended September 30, 2005, 2006 and 2007, the Trust paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                        (EXPENSES REIMBURSED)                          ADVISORY FEES WAIVED
                           ------------------------------------------------ -----------------------------------------
FUND                            2005             2006            2007           2005           2006          2007
---------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund      $753,745         $894,368        $755,058          $0             $0          $52,231
---------------------------------------------------------------------------------------------------------------------
Diversified Small Cap
Value Fund                   $4,175,677       2,800,960       $1,927,264         $0             $0          $12,845
---------------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income
Fund                          $115,666         $112,640        $91,543         $16,812       $10,218        $24,697
---------------------------------------------------------------------------------------------------------------------
Ultra Short Duration
Fixed Income Fund             $753,422         $563,868        $390,257       $127,162        $4,326        $98,807
---------------------------------------------------------------------------------------------------------------------
Short Duration Fixed
Income Fund                   $274,892         $230,918        $165,561        $74,818       $14,882        $56,515
---------------------------------------------------------------------------------------------------------------------
Healthcare and
Biotechnology Fund            $490,316         $693,675        $500,196          $0             $0          $66,492
---------------------------------------------------------------------------------------------------------------------
Small Cap Value
Opportunities Fund            $111,849        $1,774,629      $2,175,657      $172,166       $40,282       $286,251
---------------------------------------------------------------------------------------------------------------------
Sands Capital Select
Growth Fund                  $1,234,930       $3,829,296      $4,376,477      $120,454       $551,403      $246,159
---------------------------------------------------------------------------------------------------------------------

Fees paid prior to March 1, 2006 represent fees paid to CIMCO.

The advisory fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.

For the fiscal year ended December 31, 2004, and the fiscal periods ended September 30, 2005, 2006 and 2007, the Mid Cap Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                          ADVISORY FEES WAIVED
                           ------------------------------------------------ -----------------------------------------
FUND                            2004             2005            2006           2004           2005          2006
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                   $3,200*        ($32,205)        $70,372           $0           $4,160        $79,336
---------------------------------------------------------------------------------------------------------------------
                                2007                                            2007
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                 $2,470,376                                       $485,026
---------------------------------------------------------------------------------------------------------------------

* Reflects amount paid to CIMCO by the predecessor CIP Midcap Core Portfolio pursuant to a unified fee structure for advisory and administrative services. The unified management fee did not include the cost of any interest, taxes, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses.

For the fiscal years ended December 31, 2007, 2006 and 2005, the International Growth Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                        (EXPENSES REIMBURSED)                          ADVISORY FEES WAIVED
                           ------------------------------------------------ -----------------------------------------
FUND                            2005             2006            2007           2005           2006          2007
---------------------------------------------------------------------------------------------------------------------
International Growth Fund    ($188,633)*     ($171,704)*     ($147,383)*         $0             $0            $0
---------------------------------------------------------------------------------------------------------------------

* Reflects amount paid to Navellier & Associates, Inc. and Navellier Management, Inc. by the predecessor Navellier International Portfolio pursuant to an investment advisory agreement.

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

--------------------------------------------------------------------------------------------------------------------
                       NAME OF FUND                                              ANNUAL FEE RATE
--------------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund                                                               0.80%
--------------------------------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund                                          1.00%
--------------------------------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund                                                   0.74%
--------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Fund                                                       0.85%
--------------------------------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund                                              0.45%
--------------------------------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration Fixed Income Fund                                     0.25%
--------------------------------------------------------------------------------------------------------------------
Touchstone Short Duration Fixed Income Fund                                           0.25%
--------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund                                         0.95%
--------------------------------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund                         0.70% on the first $100 million of assets; 0.65% on the
                                                                        value of assets above that amount
--------------------------------------------------------------------------------------------------------------------
Touchstone International Growth Fund                                                  0.90%
--------------------------------------------------------------------------------------------------------------------

The Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark. The "Highest/Lowest Possible Advisory Fee" column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement. Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

---------------------------------------------------------------------------------------------------------------------
                                                                                                            HIGHEST /
                                                                                                             LOWEST
                                                                                               ANNUAL       POSSIBLE
                                                                           BASE ADVISORY     ADJUSTMENT     ADVISORY
        FUND             BENCHMARK        REQUIRED EXCESS PERFORMANCE           FEE             RATE           FEE
---------------------------------------------------------------------------------------------------------------------
Sands Capital Select   Russell 1000                                                                          1.00% /
Growth Fund            Growth Index                +/- 2.50%                   0.85%         +/- 0.15%        0.70%
---------------------------------------------------------------------------------------------------------------------

Each Fund's advisory fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. The Sands Capital Select Growth Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Sands Capital Select Growth Fund's average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The Fund's base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).
If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund's base fee. If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor's advisory fee would increase (or decrease) by $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to the Sands Capital Select Growth Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds net operating expenses ("Net Expenses") to the following levels. These expense limitations will remain in effect until at least January 31, 2009, except the Premium Yield Equity Fund Class Y which will remain in effect until at least August 12, 2009 and the three classes of the International Growth Fund which will remain in effect until at least September 30, 2009.

                                                               CONTRACTUAL LIMIT
FUND                                                           ON "NET EXPENSES"
--------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class A                                      1.15%
--------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class C                                      1.90%
--------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class Y                                      0.90%
--------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class Z                                      1.15%
--------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund Class Z                1.50%
--------------------------------------------------------------------------------
Touchstone Value Opportunities Fund Class A                          1.19%
--------------------------------------------------------------------------------
Touchstone Value Opportunities Fund Class C                          1.94%
--------------------------------------------------------------------------------
Touchstone Value Opportunities Fund Class Z                          1.19%
--------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund Class A                  1.45%
--------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund Class C                  2.20%
--------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund Class Z                  1.45%
--------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund Class A                 1.55%
--------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund Class C                 2.30%
--------------------------------------------------------------------------------
Touchstone Short Duration Fixed Income Fund Class Z                  0.74%
--------------------------------------------------------------------------------
Touchstone Ultra Short Duration Fixed Income Fund Class Z            0.69%
--------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund Class I                     0.85%
--------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund Class A                         1.20%
--------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund Class C                         1.95%
--------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund Class Y                         0.95%
--------------------------------------------------------------------------------
Touchstone International Growth Fund Class A                         1.35%
--------------------------------------------------------------------------------
Touchstone International Growth Fund Class C                         2.10%
--------------------------------------------------------------------------------
Touchstone International Growth Fund Class Y                         1.10%
--------------------------------------------------------------------------------

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds other operating expenses ("Other Expenses") to the following levels. These expense limitations will remain in effect until at least January 31, 2009.

CONTRACTUAL LIMIT

FUND                                                         ON "OTHER EXPENSES"
--------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund Class Y                0.25%
--------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund Class Z                0.25%
--------------------------------------------------------------------------------

THE SUB-ADVISORS

The Advisor has selected Sub-Advisors to manage all or a portion of a Fund's assets, which allocation is determined by the Advisor. The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor. Each Sub-Advisor receives base investment sub-advisory fees with respect to each Fund that it sub-advises, except the Sands Capital Select Growth Fund receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under-performs its stated benchmark. Each Sub-Advisor's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.

CLOVER CAPITAL MANAGEMENT, INC.

Clover Capital Management, Inc. ("Clover Capital"), 400 Meridian Centre, Ste 200, Rochester, New York 14618, serves as investment sub-advisor to the Touchstone Value Opportunities, Touchstone Diversified Small Cap Value and Touchstone Clover Core Fixed Income Funds. Clover Capital is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA. As of December 31, 2007, Clover Capital had discretionary management authority with respect to approximately $2.5 billion of assets. In addition to providing sub-advisory services to the Funds mentioned above, Clover Capital provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

Other Accounts. Michael E. Jones, CFA, is the co-portfolio manager on the Diversified Small Cap Value and Value Opportunities Funds. As of September 30, 2007, Mr. Jones co-managed 1 other mutual fund with approximately $233 million in total assets, and 6 unregistered pooled vehicles with total assets of approximately $61 million. With respect to such accounts, 3 accounts, with assets of approximately $53.1 million, pay Clover Capital a fee based upon the performance of the account.

Lawrence R. Creatura, CFA, is the co-portfolio manager on the Diversified Small Cap Value Fund. As of September 30, 2007, Mr. Creatura co-managed 1 other mutual fund with approximately $233 million in total assets, and 3 unregistered pooled vehicles with total assets of approximately $30 million. With respect to such accounts, 1 account, with assets of approximately $23 million, pays Clover Capital a fee based upon the performance of the account.

Matthew P. Kaufler, CFA, is the co-portfolio manager on the Value Opportunities Fund. As of September 30, 2007, Mr. Kaufler also co-managed 4 unregistered pooled vehicles with total assets of approximately $26 million, none of which pays Clover Capital a fee based upon the performance of the account.

Joseph P. Cerqua, CFA, is the co-portfolio manager on the Clover Core Fixed Income Fund. As of September 30, 2007, Mr. Cerqua also co-managed 3 unregistered pooled vehicles with total assets of approximately $17 million, none of which pays Clover Capital a fee based upon the performance of the account.

John F. Garnish, CFA, is the co-portfolio manager on the Clover Core Fixed Income Fund. As of September 30, 2007, Mr. Garnish also co-managed 3 unregistered pooled vehicles with total assets of approximately $17 million, none of which pays Clover Capital a fee based upon the performance of the account.

Stephen K. Gutch is the co-portfolio manager on the Diversified Small Cap Value Fund. As of September 30, 2007, Mr. Gutch also co-managed 2 unregistered pooled vehicles with total assets of approximately $7 million, none of which pays Clover Capital a fee based upon the performance of the account.

Paul W. Spindler, CFA, is the co-portfolio manager on the Value Opportunities Fund. As of September 30, 2007, Mr. Spindler also co-managed 3 unregistered pooled vehicles with approximately $43 million in total assets. With respect to such accounts, 1 account, with assets of approximately $23 million pays Clover Capital a fee based on the performance of the account.

Conflicts. While Clover Capital manages accounts that are entitled to receive performance-based adjustments, it does not believe that such adjustments present a significant incentive for Clover Capital to unfairly favor such accounts because it has a policy to manage each account based on its investment objectives and related restrictions. Clover Capital has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a rotational basis.

With respect to potential conflicts between various types of portfolios managed by Clover Capital, the firm avoids such conflict since its portfolios are broken out by capitalization ranges, and the investment opportunities are allocated accordingly. With respect to potential conflicts among accounts within a specific portfolio, Clover Capital utilizes a rotational trading system among the accounts, thereby ensuring fair and impartial treatment of the accounts.

Compensation. As Chief Executive Officer, Mr. Jones receives a base salary and earns dividends through his ownership of Clover Capital Management, Inc. stock. The other portfolio managers are compensated with a base salary and participate in a bonus plan. The bonus varies based on performance of their respective strategy(s) against the products stated benchmark. The bonus amount is calculated and paid at the end of each calendar quarter. Portfolio managers are also shareholders of Clover Capital Management, Inc., and they earn dividends based upon their percentage ownership of the firm. Additionally, Mr. Creatura and Mr. Spindler are entitled to a cash bonus based upon a combination of net revenues and fund performance for a limited partnership managed by Clover Capital.

Fund Ownership. The following table indicates for each Touchstone Clover Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2007.

----------------------------------------------------------------------------------------------
PORTFOLIO MANAGER      FUND                                  DOLLAR RANGE OF FUND SHARES OWNED
----------------------------------------------------------------------------------------------
Michael Jones          Diversified Small Cap Value Fund      $500,001-$1,000,000
                       Value Opportunities Fund              over $1,000,000
----------------------------------------------------------------------------------------------
Lawrence Creatura      Diversified Small Cap Value Fund      $100,001-$500,000
----------------------------------------------------------------------------------------------
Stephen Gutch          Diversified Small Cap Value Fund      $50,001-$100,000
----------------------------------------------------------------------------------------------
Matthew Kaufler        Value Opportunities Fund              $50,001-$100,000
----------------------------------------------------------------------------------------------
Joseph Cerqua          Clover Core Fixed Income Fund         $50,001-$100,000
----------------------------------------------------------------------------------------------
John Garnish           Clover Core Fixed Income Fund         $10,001-$50,000
----------------------------------------------------------------------------------------------
Paul Spindler          Value Opportunities Fund              $100,001-$500,000
----------------------------------------------------------------------------------------------

For its services, Clover Capital is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Touchstone Clover Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                                      Sub-Advisory Fee
--------------------------------------------------------------------------------
Value Opportunities Fund                  0.37% on the  first  $105  million  of
                                          assets;  0.35% on the  value of assets
                                          above that amount
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund          0.45%
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund             0.225%
--------------------------------------------------------------------------------

CHARTWELL INVESTMENT PARTNERS

Chartwell Investment Partners ("Chartwell"), 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as investment sub-advisor to the Ultra Short Duration and Short Duration Funds. Chartwell is a professional investment management firm founded in 1997 by a team of experienced investment professionals who had been employees of Delaware Management Company of Philadelphia, Pennsylvania. As of December 31, 2007, Chartwell had discretionary management authority with respect to approximately $6.1 billion of assets.

A core portfolio management team consisting of Christine Williams, Paul Matlack, CFA and Andrew Toburen, CFA manages the Ultra Short Duration and Short Duration Funds. Even though each person has separate sector responsibilities, the team shares equally in the decision making and structuring process of the Funds.

Other Accounts. As of September 30, 2007, the portfolio management team that manages the Ultra Short Duration and Short Duration Funds managed 3 registered investment companies with approximately $273 million in total assets, 2 unregistered pooled vehicles with total assets of approximately $97 million and 56 other accounts with approximately $989.6 million in total assets. With respect to the 2 unregistered pooled vehicles, both pay Chartwell a fee based upon the performance of the account.

Conflicts. Chartwell does not face any material conflict in management of the Funds. Chartwell has adopted policies to ensure the fair and appropriate allocation of all investment opportunities across all client portfolios, generally on a pro rata basis, using relative market values, with all portfolios receiving the same average price on a particular trade. Finally, while Chartwell is entitled to receive a performance-based adjustment with respect to certain pooled investment vehicles, such adjustments do not present a significant incentive for the portfolio managers to unfairly favor such accounts, as such potential adjustments are not material to the firm's results or any portfolio manager's compensation.

Compensation. The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to Chartwell's retirement plan.

A portfolio manager's fixed base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factors are investment performance of client portfolios during the calendar year, product profitability, and firm-wide profitability. Investment performance is measured based on the gross (pre-tax) composite performance of all accounts within a particular investment product versus the appropriate benchmark. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager based on the portfolio manager's ownership interest, or percentage limited partnership interest in Chartwell multiplied by total net cash distributions paid during the year.

A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.

Fund Ownership. The following table indicates for the Short Duration and Ultra Short Duration Fixed Income Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2007:

----------------------------------------------------------------------------------------------
PORTFOLIO MANAGER      FUND                                  DOLLAR RANGE OF FUND SHARES OWNED
----------------------------------------------------------------------------------------------
Christine Williams     Short Duration Fund                   None
                       Ultra Short Duration Fund             None
----------------------------------------------------------------------------------------------
Paul Matlack           Short Duration Fund                   None
                       Ultra Short Duration Fund             None
----------------------------------------------------------------------------------------------
Andrew Toburen         Short Duration Fund                   None
                       Ultra Short Duration Fund             $50,001-$100,000
----------------------------------------------------------------------------------------------

For its services, Chartwell is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Touchstone Chartwell Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                                                            Sub-Advisory Fee
--------------------------------------------------------------------------------
Ultra Short Duration Fund                                       0.125%
--------------------------------------------------------------------------------
Short Duration Fund                                             0.125%
--------------------------------------------------------------------------------

TURNER INVESTMENT PARTNERS

Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as sub-advisor for the Mid Cap, Healthcare and Biotechnology and Small Cap Value Opportunities Funds. As of December 31, 2007, Turner had approximately $29 billion in client assets under management. Turner is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

Other Accounts. Frank Sustersic, CFA, is the lead manager on the Healthcare and Biotechnology Fund and has primary responsibility for the management of the Fund. Heather McMeekin and Vijay Shankaran are co-managers on the Healthcare and Biotechnology Fund. As of September 30, 2007, Mr. Sustersic managed 1 other registered investment company with approximately $638 million in total assets, 1 unregistered pooled vehicle with total assets of approximately $248,00 million and 12 other accounts with approximately $383 million in total assets, none of which pays Turner a fee based upon the performance of the account. As of September 30, 2007, Ms. McMeekin co-managed 5 other registered investment company accounts with approximately $1.1 billion in total assets, 15 unregistered pooled vehicles with total assets of approximately $338 million and 28 other accounts with approximately $1.6 billion in total assets, none of which pays Turner a fee based upon the performance of the account. As of September 30, 2007, Mr. Shankaran co-managed 0 other registered investment company accounts, 3 unregistered pooled vehicle with total assets of approximately $2 million and 4 other accounts with approximately $63 million in total assets, none of which pay Turner a fee based upon the performance of the account.


Thomas DiBella, CFA, Steven Gold, CFA, and Joseph Krocheski are responsible for the management of the Mid Cap Fund with Mr. DiBella acting as lead manager. Mr. Kroscheski became a portfolio manger of the Mid Cap Fund on June 30, 2008. Mr. DiBella, Mr. Gold, David J. Brenia and Robert S. Clark are responsible for the management of the Small Cap Value Opportunities Fund with Mr. DiBella acting as lead manager. Mr. Brenia and Mr. Clark became portfolio managers of the Small Cap Value Opportunities Fund on June 30, 2008. As of September 30, 2007, Mr. DiBella co-managed 2 other registered investment companies with approximately $66 million in total assets, 24 unregistered pooled vehicles with total assets of approximately $762 million and 25 other accounts with approximately $1.5 billion in total assets. With respect to other accounts, 1 account with assets of approximately $10 million, pays Turner a fee based upon the performance of the account. As of September 30, 2007, Mr. Gold co-managed 2 registered investment companies with approximately $66 million in total assets, 24 unregistered pooled vehicles with total assets of approximately $762 million and 23 other account with approximately $1.4 billion in total assets, With respect to other accounts, 1 account with assets of approximately $10 million pays Turner a fee based upon the performance of the account. As of June 30, 2008, Mr. Kroscheski co-managed 1 other registered investment company account with approximately $563,000 in total assets, 12 unregistered pooled vehicles with total assets of approximately $387 million and 5 other accounts with approximately $179 million in total assets. With respect to other accounts, 1 account with assets of approximately $9 million pays Turner a fee based upon the performance of the account. As of June 30, 2008, Mr. Brenia co-managed 0 other registered investment company accounts, 0 unregistered pooled vehicles and 4 other accounts with approximately $113 million in total assets, none of which pay Turner a fee based upon the performance of the account. As of June 30, 2008, Mr. Clark co-managed 0 other registered investment company accounts, 0 unregistered pooled vehicles and 4 other accounts with approximately $113 million in total assets, none of which pay Turner a fee based upon the performance of the account..


Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; Turner's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one-year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership; equity owners share Turner's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of Turner has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of Turner, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. Turner's Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


Fund Ownership. The following table indicates for the Healthcare and Biotechnology, Mid Cap, and Small Cap Value Opportunities Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2007. The ownership information for Mr. Kroscheski, Mr. Brenia and Mr. Clark is as of June 30, 2008.

----------------------------------------------------------------------------------------------
PORTFOLIO MANAGER      FUND                                  DOLLAR RANGE OF FUND SHARES OWNED
----------------------------------------------------------------------------------------------
Thomas DiBella         Small Cap Value Opportunities Fund    None
                       Mid Cap Fund                          $100,001-$500,000
----------------------------------------------------------------------------------------------
Steven Gold            Mid Cap Fund                          $50,001-$100,000
                       Small Cap Value Opportunities Fund    None
----------------------------------------------------------------------------------------------
Frank Sustersic        Healthcare and Biotechnology Fund     $100,001-$500,000
----------------------------------------------------------------------------------------------
Heather McMeekin       Healthcare and Biotechnology Fund     $50,001-$100,000
----------------------------------------------------------------------------------------------
Vijay Shankaran        Healthcare and Biotechnology Fund     None
----------------------------------------------------------------------------------------------
Joseph Krocheski       Mid Cap Fund                          None
----------------------------------------------------------------------------------------------
David J. Brenia        Small Cap Value Opportunities Fund    None
----------------------------------------------------------------------------------------------
Robert S. Clark        Small Cap Value Opportunities Fund    None
----------------------------------------------------------------------------------------------


For its services, Turner is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the Mid Cap, Small Cap Value Opportunities and Healthcare and Biotechnology Funds, as set forth below.

--------------------------------------------------------------------------------
Fund                                                            Sub-Advisory Fee
--------------------------------------------------------------------------------
Mid Cap Fund                                                    0.50%
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                              0.55%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                               0.50%
--------------------------------------------------------------------------------

SANDS CAPITAL MANAGEMENT

Sands Capital Management, LLC ("Sands Capital Management"), located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as investment sub-advisor to the Sands Capital Select Growth Fund. As a sub-advisor, Sands Capital Management makes investment decisions for the Fund. As of December 31, 2007, Sands Capital Management had approximately $20.6 billion in assets under management.

Other Accounts. Sands Capital employs a single investment strategy - the Sands Capital Large Cap Growth Equity strategy - for its client portfolios, including funds as well as institutional and individual accounts.

The Sands Capital Select Growth Fund is managed by Frank M. Sands, Sr., CFA; Frank M. Sands, Jr., CFA; and David E. Levanson, CFA. Messrs. Sands, Sands and Levanson also manage other mutual funds as well as separate accounts. As of September 30, 2007, the investment team managed or sub-advised 6 registered mutual funds with approximately $3.0 billion in total assets, and 1,077 separate accounts totaling $17.5 billion in assets. This separate account number counts each separately managed account program (or "wrap" program) as one account. As of September 30, 2007, Sands Capital participated in 3 separately managed account programs in which there were approximately 3,121 underlying accounts. The investment team also managed 8 unregistered pooled vehicles with total assets of approximately $1.8 billion. With respect to such accounts, 8 accounts, with assets of approximately $1.8 billion, pays Sands Capital a fee based upon the performance of the account in addition to a base fee.

Conflicts. As an investment adviser to a variety of clients, Sands Capital recognizes there are actual or potential conflicts of interest inherent in our business. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital's policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation. All Sands Capital employees receive a base salary commensurate with their level of experience. Sands Capital's goal is to maintain competitive base salaries through an ongoing review of industry standards, market conditions, and salary surveys. Employees also receive a qualitative bonus based on an annual evaluation of the employee's individual performance, based on their job responsibilities. In addition, employees are eligible for equity ownership; equity owners share in the profits of Sands Capital's profits. Employees also may participate in a 401(k)/profit sharing plan. The 401(k)/profit sharing plan is a discretionary vehicle funded by both the individual and Sands Capital.

Investment professionals may also receive an investment results bonus. The investment results bonus is based upon one, three and five-year components, calculated by reference to the relative performance of Sands Capital's Tax Exempt Institutional Equity Composite and the Russell 1000 Growth index over rolling one, three and five year periods.

Fund Ownership. As of September 30, 2007 Frank Sands, Sr., Frank Sands, Jr. and David Levanson did not own any shares of the Sands Capital Select Growth Fund.

Set forth below is information about the sub-advisory fee arrangements of the Sands Capital Select Growth Fund. The "Highest/Lowest Possible Sub-Advisory Fee" column in the table that follows represents the maximum and minimum amount that Sands Capital may receive pursuant to the sub-advisory agreement. Sands Capital's performance adjustment with respect to the Sands Capital Select Growth Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Sands Capital's base fee.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                           HIGHEST/LOWEST
                                        REQUIRED EXCESS                                 ANNUAL             POSSIBLE
FUND                  BENCHMARK         PERFORMANCE         BASE SUB-ADVISORY FEE       ADJUSTMENT RATE    SUB-ADVISORY FEE
---------------------------------------------------------------------------------------------------------------------------
                                                            0.50% on the first $100
                                                            million of assets;
Sands Capital         Russell 1000                          0.45% on the value of
Select Growth Fund    Growth Index      +/- 2.50%           assets above that amount    +/- 0.15%          0.65% / 0.35%
---------------------------------------------------------------------------------------------------------------------------

MILLER/HOWARD INVESTMENTS

Miller/Howard Investments Inc. ("Miller/Howard"), an SEC-registered investment adviser located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. Miller/Howard was founded in 1984 and is owned by Lowell G. Miller, Helen Hamada, John E. Leslie III, Lee S. Chun & Bryan J. Spratt. As of December 31, 2007, Miller/Howard had approximately $1.1 billion in assets under management.

Lowell G. Miller, Bryan J. Spratt and John E. Leslie III are responsible for the daily management of the Premium Yield Equity Fund.

Other Accounts. As of April 30, 2008, the portfolio management team that manages the Premium Yield Equity Fund managed 1 registered investment company with approximately $27.5 million in total assets, 2 unregistered pooled vehicles (collective trusts) with total assets of approximately $64.5 million and 1,805 accounts with approximately $1.1 billion in total assets. None of the accounts listed have a performance based fee.

Conflicts. As an investment advisor to multiple types of clients, Miller/Howard recognizes that actual or potential conflicts of interest may arise. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading. Miller/Howard addresses potential conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner. Miller/Howard's policies and procedures cover such issues as execution of portfolio transactions, aggregation and allocation of trades, brokerage and soft dollars. Miller/Howard has adopted a Code of Ethics that addresses rules on personal trading and insider information which all employees are required to observe.

Compensation. Miller/Howard's investment professionals receive a base salary in line with industry and geographic standards, bonus based on performance, company contribution to a retirement plan, participation in the company health insurance plan and profit sharing based on ownership. Investment professionals are evaluated annually by the company's Board of Directors for their contribution to portfolio performance as well as participation in proprietary research projects that the firm conducts on an ongoing basis. All investment professionals are currently equity owners in the firm, and each receives an annual share of firm profits available after all expenses are paid. Each member of the Investment Team shares in the progress of the firm and shares responsibility for that progress through stock selection, monitoring, and the development of the firm's information and research expertise. The firm makes no real distinction between "portfolio manager" and "analyst," and each member of the Investment Team is evaluated based on his or her performance with regard to management, analysis, and basic research.

Fund Ownership. As of April 30, 2008, Mr. Miller, Mr. Spratt and Mr. Leslie did not own any shares of the Premium Yield Equity Fund.

For its services, Miller/Howard is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the Premium Yield Equity Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                              Sub-Advisory Fee
--------------------------------------------------------------------------------
Premium Yield Equity Fund         0.40% on the first $100 million of assets;
                                  0.35% on the value of assets above that amount
--------------------------------------------------------------------------------

NAVELLIER & ASSOCIATES

Navellier & Associates Inc. ("Navellier"), an SEC-registered investment adviser located at One East Liberty, Third Floor, Reno, NV 89501, serves as sub-advisor to the Touchstone International Growth Fund. Navellier was founded in 1987 and Louis G. Navellier is the primary and majority owner of Navellier. As of December 31, 2007, Navellier had approximately $4.7 billion in assets under management.

Louis G. Navellier, James O'Leary and Phillip Mitteldorf are responsible for the daily management of the International Growth Fund.

Other Accounts. As of August 31, 2008, the portfolio management team that manages the International Growth Fund managed __ registered investment company with approximately $_______ in total assets, __ unregistered pooled vehicles with total assets of approximately $____________ and __ accounts with approximately $___________ in total assets. _____ of the accounts listed have a performance based fee.

Compensation. Portfolio managers receive a fixed base salary and incentive compensation. Incentive compensation is based upon the asset growth of the portfolio(s) for which they are responsible. Incentive compensation is based upon reaching certain asset levels and is measured on a quarterly basis. Incentive compensation is paid as a percentage of the management fees received from those portfolios for which the portfolio manager is directly responsible. Each portfolio manager is eligible to participate in Navellier's options program. The number of options granted to a portfolio manager is dependent upon various measures such as asset growth and performance.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as a pooled investment vehicle or other account with a performance based fee. Navellier manages separate managed accounts that conform to the same investment model as the Fund; however a portfolio manager is not compensated differently on other account types. Additionally, the portfolio manager issues orders to buy and sell securities to Navellier's Trading Department and does not give specific instructions as to whether a particular account should receive priority in the trading process.

Fund Ownership. The following table indicates, for the predecessor Navellier International Portfolio, the dollar range of shares beneficially owned by the portfolio managers as of August 31, 2008. The International Growth Fund will keep the same portfolio manager structure as the predecessor Navellier International Portfolio once the acquisition is complete.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER                       DOLLAR RANGE OF FUND SHARES OWNED
--------------------------------------------------------------------------------
Louis G. Navellier
--------------------------------------------------------------------------------
Phillip Mitteldorf
--------------------------------------------------------------------------------
James O'Leary
--------------------------------------------------------------------------------

For its services, Navellier is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the International Growth Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                                    Sub-Advisory Fee
--------------------------------------------------------------------------------
International Growth Fund               0.40% on the first $1 billion of assets;
                                        0.35% on the value of assets above that
                                        amount
--------------------------------------------------------------------------------

FEES PAID TO THE SUB-ADVISORS

For the fiscal year ended September 30, 2007 and the fiscal period from March 1, 2006 through September 30, 2006, the Advisor paid to the Sub-Advisors the following amounts for each Fund during the periods indicated below:

-----------------------------------------------------------------------------------------
                                                                 SUB-ADVISORY FEES PAID
                                                                 ------------------------
FUND                                                             2006          2007
-----------------------------------------------------------------------------------------
Value Opportunities Fund - Clover Capital                        $212,724      $348,788
-----------------------------------------------------------------------------------------
Diversified Small Cap Value Fund - Clover Capital                $767,679      $1,020,271
-----------------------------------------------------------------------------------------
Clover Core Fixed Income Fund - Clover Capital                   $31,853       $45,590
-----------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund - Chartwell               $142,729      $194,947
-----------------------------------------------------------------------------------------
Short Duration Fixed Income Fund - Chartwell                     $61,276       $82,800
-----------------------------------------------------------------------------------------
Sands Capital Select Growth Fund - Sands Capital Management      $1,233,309    $2,844,805
-----------------------------------------------------------------------------------------
Mid Cap Fund - Turner                                            $37,935       $1,485,862
-----------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund - Turner                       $182,266      $249,106
-----------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund
-----------------------------------------------------------------------------------------
   Turner                                                        $376,068      $598,481
-----------------------------------------------------------------------------------------
   James Investment Research, Inc.*                              $0            $95,226
-----------------------------------------------------------------------------------------
   Diamond Hill Capital Management, Inc.*                        $320,951      $473,319
-----------------------------------------------------------------------------------------

The sub-advisory fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.

* As of June 16, 2008, James Investment Research, Inc. and Diamond Hill Capital Management, Inc. are no longer sub-advisors to the Small Cap Value Opportunities Fund.

Prior to March 1, 2006, CIMCO paid fees to the sub-advisors of the Funds for their services. The sub-advisory fees for the International Growth Fund for periods prior to September __, 2008 are not shown because the predecessor Navellier International Portfolio did not have a sub-advisor.

THE ADMINISTRATOR

The Trust and the Advisor have entered into an administration agreement (the "Administration Agreement") that appoints the Advisor as the administrator (the "Administrator") for the Trust. The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion. Aggregate net assets include the average daily net assets of all series of the Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Investment Trust, except the TINT Institutional Money Market Fund. However, the Trust and the Advisor have entered into an Administration Fee Waiver Agreement that provides that the Advisor will maintain an administration fee rate of 0.1460% for the Trust until March 1, 2008.

After the initial two-year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administrator has appointed JPMorgan Chase Bank, N.A. ("JPMorgan"), 303 Broadway, Cincinnati, Ohio 45202 as the Trust's sub-administrator. JPMorgan prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with the Administrator to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by the Administrator. JPMorgan also provides accounting and pricing services to the Funds. The sub-administration fees for JPMorgan are paid by the Administrator.

For the fiscal years ended September 30, 2005, 2006 and 2007, the Trust paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
                                          ADMINISTRATIVE FEES PAID
                                          --------------------------------------
FUND                                      2005           2006         2007
--------------------------------------------------------------------------------
Value Opportunities Fund                  $143,187       $163,704     $172,854
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund          $759,991       $481,047     $405,827
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund             $43,300        $36,534      $36,531
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund    $518,013       $329,279     $280,675
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund          $205,706       $134,834     $117,850
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund         $62,834        $92,454      $89,901
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund        $43,413        $267,141     $411,942
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund          $231,147       $632,145     $1,010,955
--------------------------------------------------------------------------------

The administration fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007. The administrative fees for the International Growth Fund for periods prior to September 27, 2008 are not shown because the predecessor Navellier International Portfolio had an agreement with Navellier to pay for certain administrative fees (the fees were not a fund expense).

For the fiscal year ended December 31, 2004, the fiscal periods from January 1, 2005 through September 30, 2005 and the fiscal years ended September 30, 2006 and 2007, the Mid Cap Fund paid the following administrative fees (net of waivers):

-------------------------------------------------------------------------------
                                          ADMINISTRATIVE FEES PAID
                                          -------------------------------------
FUND                                      2004           2005         2006
-------------------------------------------------------------------------------
Mid Cap Fund*                             N/A            $508         $12,812
-------------------------------------------------------------------------------
                                          2007
-------------------------------------------------------------------------------
Mid Cap Fund*                             $584,259
-------------------------------------------------------------------------------

      *The predecessor CIP Midcap Core Portfolio was not subject to separate administrative fees under the previous unified fee structure.

For the fiscal year ended September 30, 2007 and the fiscal period from March 1, 2006 through September 30, 2006, the Administrator paid the following sub-administrative fees:

--------------------------------------------------------------------------------
                                           SUB-ADMINISTRATIVE FEES PAID
                                           -------------------------------------
FUND                                       2006          2007
--------------------------------------------------------------------------------
Value Opportunities Fund                   $22,422       $75,889
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund           $66,532       $166,633
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund              $5,521        $13,728
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund     $44,531       $115,157
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund           $19,108       $48,838
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund          $14,217       $36,786
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund         $53,224       $168,808
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund           $114,253      $412,147
--------------------------------------------------------------------------------
Mid Cap Fund                               $3,288        $251,191
--------------------------------------------------------------------------------

The sub-administrative fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007. The sub-administrative fees for the International Growth Fund for periods prior to September 27, 2008 are not shown because the predecessor Navellier International Portfolio did not have a sub-administrator.

Effective November 20, 2006, JPMorgan began serving as the Trust's transfer agent (the "Transfer Agent"). JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out of-pocket expenses. The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Effective November 20, 2006, JPMorgan began providing compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement. For providing compliance services to the Trust, the Funds pay an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement.

For the fiscal period from November 20, 2006 through September 30, 2007, the Trust paid the following compliance fees:

--------------------------------------------------------------------------------
                                          COMPLIANCE FEES PAID
                                          --------------------------------------
FUND                                      2007
--------------------------------------------------------------------------------
Value Opportunities Fund                  $1,029
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund          $1,280
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund             $864
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund    $1,140
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund          $958
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund         $921
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund        $1,286
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund          $1,946
--------------------------------------------------------------------------------
Mid Cap Fund                              $1,554
--------------------------------------------------------------------------------

The compliance fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.

For the fiscal years ended December 31, 2005, 2006 and 2007, the International Growth Fund paid the following compliance fees:

--------------------------------------------------------------------------------
                                          COMPLIANCE FEES PAID
                                          --------------------------------------
FUND                                      2005           2006         2007
--------------------------------------------------------------------------------
International Growth Fund*                $3,750         $80          $120
--------------------------------------------------------------------------------

      *The predecessor Navellier International Portfolio paid compliance fess pursuant to a compliance services agreement.

DISTRIBUTION AND SHAREHOLDER SERVICES

Touchstone Securities, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 303 Broadway, Suite 1100, Cincinnati Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. As compensation for providing the services under the Distribution Agreement, the Distributor receives distribution and service fees, contingent deferred sales charges and front-end sales charges. The Distributor may re-allow any or all of the distribution or service fees, contingent deferred sales charges or front-end sales charges to such brokers, dealers and other financial institutions and intermediaries as the Distributor may from time to time determine. Prior to March 1, 2006, the distributor was Constellation Investment Distribution Company, Inc.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION AND SHAREHOLDER SERVICE ARRANGEMENTS.

Certain Funds have adopted a distribution and/or shareholder servicing plan for certain classes of Shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account. The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

CLASS A SHARES. Certain Funds have adopted a plan of distribution and shareholder service (the "Class A Plan") under which the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%. Class A Shares of the following Funds are subject to the Class A Plan: Diversified Small Cap Value Fund, Healthcare and Biotechnology Fund, Mid Cap Fund, Value Opportunities Fund, Premium Yield Equity Fund and International Growth Fund.

CLASS C SHARES. Certain Funds have adopted a plan of distribution and shareholder service (the "Class C Plan") under which the Distributor is paid up to, but not exceeding one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments. Class C Shares of the following Funds are subject to the Class C Plan: Diversified Small Cap Value Fund, Healthcare and Biotechnology Fund, Mid Cap Fund, Value Opportunities Fund, Premium Yield Equity Fund and International Growth Fund.

CLASS Z SHARES. Certain Funds have adopted a shareholder service plan (the "Class Z Plan") under which the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for shareholder service fees. Class Z Shares of the following Funds are subject to the Class Z Plan: Diversified Small Cap Value Fund, Mid Cap Fund, Sands Capital Select Growth Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, Ultra Short Duration Fixed Income Fund and Value Opportunities Fund.

GENERAL INFORMATION. In connection with the distribution of Shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating shareholders that invest in Shares;
(ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding inquires from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

For the fiscal years ended September 30, 2006 and 2007, the Funds paid the following in Distribution and Shareholder Servicing fees:

-------------------------------------------------------------------------------------------------------------------
                                               2006                                2007
-------------------------------------------------------------------------------------------------------------------
FUND                                           DISTRIBUTION      SHAREHOLDER       DISTRIBUTION      SHAREHOLDER
                                               FEES PAID         SERVICING FEES    FEES PAID         SERVICING FEES
                                                                 PAID                                PAID
-------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                       $0                $0                $1,666            $55,721
-------------------------------------------------------------------------------------------------------------------
Diversified  Small Cap Value Fund              $0                $0                $551              $350,941
-------------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund                  $0                $0                $0                $0
-------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund         $0                $0                $0                $249,308
-------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund               $0                $0                $0                $105,077
-------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund               $0                $695,414          $0                $934,767
-------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                   $0                $75               $63               $15,149
-------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund              $0                $158,379          $107,001          $17,803
-------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund             $0                $457,896          $78               $572,540
-------------------------------------------------------------------------------------------------------------------

The distribution and shareholder servicing fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.

For the fiscal years ended December 31, 2005, 2006 and 2007, the International Growth Fund paid the following distribution fees:

--------------------------------------------------------------------------------
                                          DISTRIBUTION FEES PAID
                                          --------------------------------------
FUND                                      2005           2006         2007
--------------------------------------------------------------------------------
International Growth Fund*                $2,334         $3,389       $5,772
--------------------------------------------------------------------------------

      *The predecessor Navellier International Portfolio paid distribution fees pursuant to a distribution agreement.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and principal officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Tax-Free Trust and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios). The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

---------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES(1):
---------------------------------------------------------------------------------------------------------------------
         NAME           POSITION    TERM OF      PRINCIPAL OCCUPATION(S) DURING PAST    NUMBER           OTHER
       ADDRESS          HELD        OFFICE                    5 YEARS                   OF FUNDS     DIRECTORSHIPS
    YEAR OF BIRTH       WITH          AND                                               OVERSEEN         HELD(4)
                        TRUST      LENGTH OF                                            IN THE
                                     TIME                                               TOUCHSTONE
                                   SERVED(2)                                            FUND
                                                                                        COMPLEX(3)
---------------------------------------------------------------------------------------------------------------------
Jill T. McGruder        Trustee    Until         Senior Vice President of The Western        42      Director of
Touchstone              and        retirement    and Southern Life Insurance                         LaRosa's (a
Advisors, Inc           President  at age 75     Company.  President, CEO and a                      restaurant
303 Broadway                       or until      director of IFS Financial Services,                 chain).
Cincinnati, OH                     she resigns   Inc. (a holding company).  She is a
Year of Birth: 1955                or is         director of Capital Analysts
                                   removed       Incorporated (an investment advisor
                                                 and broker-dealer), IFS Fund
                                   Trustee       Distributors, Inc. (a
                                   since 2006    broker-dealer), Touchstone Advisors,
                                                 Inc. (the Trust's investment advisor
                                                 and administrator), W&S Financial
                                                 Group Distributors, Inc. (an annuity
                                                 distributor) and Touchstone
                                                 Securities, Inc. (the Trust's
                                                 distributor).  She is also President
                                                 and a director of IFS Systems, Inc.
                                                 She is Senior Vice President and a
                                                 director of W&S Brokerage Services,
                                                 Inc. (a broker-dealer). She is
                                                 President and Chief Executive
                                                 Officer of Integrity Life Insurance
                                                 Company and National Integrity Life
                                                 Insurance Company.  She is President
                                                 of Touchstone Tax-Free Trust,
                                                 Touchstone Investment Trust,
                                                 Touchstone Variable Series Trust,
                                                 Touchstone Strategic Trust,
                                                 Touchstone Funds Group Trust and
                                                 Touchstone Institutional Funds
                                                 Trust.  She was President of
                                                 Touchstone Advisors, Inc., and
                                                 Touchstone Securities, Inc. until
                                                 2004.
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
---------------------------------------------------------------------------------------------------------------------
         NAME           POSITION    TERM OF      PRINCIPAL OCCUPATION(S) DURING PAST    NUMBER           OTHER
       ADDRESS          HELD        OFFICE                    5 YEARS                   OF FUNDS     DIRECTORSHIPS
    YEAR OF BIRTH       WITH          AND                                               OVERSEEN         HELD(4)
                        TRUST      LENGTH OF                                            IN THE
                                     TIME                                               TOUCHSTONE
                                   SERVED(2)                                            FUND
                                                                                        COMPLEX(3)
---------------------------------------------------------------------------------------------------------------------
Phillip R. Cox          Trustee    Until         President and Chief Executive               42      Director of
105 East Fourth                    retirement    Officer of Cox Financial Corp. (a                   Duke Energy (a
Street                             at age 75     financial services company).                        utility
Cincinnati, OH                     or until he                                                       company).
Year of Birth: 1947                resigns or
                                   is removed

                                   Trustee
                                   since 2006
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner        Trustee    Until         Principal of HJL Enterprises (a             42      None
c/o Touchstone                     retirement    privately held investment company).
Advisors, Inc.                     at age 75
303 Broadway                       or until he
Cincinnati, OH                     resigns or
Year of Birth: 1938                is removed

                                   Trustee
                                   since 2007
---------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann      Trustee    Until         Executive for Duro Bag Manufacturing        42      None
c/o Touchstone                     retirement    Co. (a bag manufacturer); President
Advisors, Inc.                     at age 75     of Shor Foundation for Epilepsy
303 Broadway                       or until he   Research (a charitable foundation);
Cincinnati, OH                     resigns or    Trustee of Riverfront Funds (mutual
Year of Birth: 1938                is removed    funds) from 1999 - 2004.

                                   Trustee
                                   since 2006
---------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg     Trustee    Until         Retired Partner of KPMG LLP (a              42      Trustee of
c/o Touchstone                     retirement    certified public accounting firm).                  Tri-Health
Advisors, Inc.                     at age 75     He is Vice President of St. Xavier                  Physician
303 Broadway                       or until he   High School.                                        Enterprise
Cincinnati, OH                     resigns or                                                        Corporation.
Year of Birth: 1934                is removed

                                   Trustee
                                   since 2006
---------------------------------------------------------------------------------------------------------------------
John P. Zanotti         Trustee    Until         CEO, Chairman and Director of               42      Director of QMed
c/o Touchstone                     retirement    Avaton, Inc. (a wireless                            (a health care
Advisors, Inc.                     at age 75     entertainment company) until 2006.                  management
303 Broadway                       or until he   President of Cincinnati Biomedical                  company).
Cincinnati, OH                     resigns or    (a life science and economic
Year of Birth: 1948                is removed    development company).

                                   Trustee
                                   since 2007
---------------------------------------------------------------------------------------------------------------------

1 Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2 Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

3 The Touchstone Fund Complex consists of 11 series of the Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust and 4 series of Touchstone Institutional Funds Trust.

4 Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone Institutional Funds Trust.

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
--------------------------------------------------------------------------------------------------------------------
             NAME                    POSITION           TERM OF OFFICE AND          PRINCIPAL OCCUPATION(S) DURING
           ADDRESS              HELD WITH TRUST(1)    LENGTH OF TIME SERVED                  PAST 5 YEARS
        YEAR OF BIRTH
--------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                President  and      Until resignation,       See biography above.
Touchstone                      Trustee             removal or
Advisors, Inc.                                      disqualification
303 Broadway
Cincinnati, OH                                      President since
Year of Birth: 1955                                 2004; President from
                                                    2000-2002
--------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch                 Vice President and  Until resignation,       Senior Vice President-Compliance of IFS
Touchstone                      Chief Compliance    removal or               Financial Services, Inc., Director of
Advisors, Inc.                  Officer             disqualification         Compliance of W&S Brokerage Services,
303 Broadway                                                                 Inc.
Cincinnati, OH                                      Vice President since
Year of Birth: 1956                                 2003
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
William A. Dent                 Vice President      Until resignation,       Senior Vice President of Touchstone
Touchstone                                          removal or               Advisors, Inc.; Marketing Director of
Advisors, Inc.                                      disqualification         Promontory Interfinancial Network from
303 Broadway                                                                 2002-2003.
Cincinnati, OH                                      Vice President since
Year of Birth: 1963                                 2004
--------------------------------------------------------------------------------------------------------------------
Gregory A. Harris               Vice President      Until resignation,       Vice President-Fund Administration of
Touchstone                                          removal or               Touchstone Investments; Managing
Advisors, Inc.                                      disqualification         Director, Fund Project Services, Inc.
303 Broadway                                                                 1998 - 2007.
Cincinnati, OH                                      Vice President since
Year of Birth: 1968                                 2007
--------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft            Controller          Until resignation,       Senior Vice President, Chief Financial
Touchstone                      and Treasurer       removal or               Officer and Treasurer of IFS Fund
Advisors, Inc.                                      disqualification         Distributors, Inc.; Senior Vice
303 Broadway                                                                 President and Chief Financial Officer
Cincinnati, OH                                      Controller since 2000    of W & S Brokerage Services, Inc.;
Year of Birth: 1962                                                          Chief Financial Officer of IFS
                                                    Treasurer since 2003     Financial Services, Inc., Touchstone
                                                                             Advisors, Inc. and Touchstone
                                                                             Securities, Inc.; Senior Vice President
                                                                             and Chief Financial Officer of Fort
                                                                             Washington Investment Advisors, Inc.
                                                                             Vice-President and Treasurer of IIS
                                                                             Broadway Corp. She served as Senior
                                                                             Vice President, Chief Financial Officer
                                                                             and Treasurer of Integrated Investment
                                                                             Services, Inc. up to April 2007.
--------------------------------------------------------------------------------------------------------------------
Jay S. Fitton                   Secretary           Until resignation,       Assistant Vice President and Senior
JPMorgan                                            removal or               Counsel at JPMorgan Chase Bank, N.A
303 Broadway                                        disqualification
Cincinnati, OH
Year of Birth: 1970                                 Secretary since 2006.
                                                    Assistant Secretary
                                                    from 2002 - 2006
--------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Touchstone Institutional Funds Trust.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2007. The Trustees began serving on the Board on March 1, 2006, with the exception of Messrs. Lerner and Zanotti who began serving on the Board February 5, 2007.

-----------------------------------------------------------------------------------------------------------
                           AGGREGATE COMPENSATION FROM THE        TOTAL COMPENSATION FROM THE TOUCHSTONE
                           TRUST FOR THE FISCAL YEAR ENDED        FUND COMPLEX(2) FOR THE FISCAL YEAR ENDED
NAME                       SEPTEMBER 30, 2007(1)                  SEPTEMBER 30, 2007
-----------------------------------------------------------------------------------------------------------
Jill T. McGruder           $0                                     $0
-----------------------------------------------------------------------------------------------------------
Phillip R. Cox             $13,166                                $79,000
-----------------------------------------------------------------------------------------------------------
Donald Siekmann            $12,625                                $75,750
-----------------------------------------------------------------------------------------------------------
Robert E. Stautberg        $13,166                                $79,000
-----------------------------------------------------------------------------------------------------------
H. Jerome Lerner           $13,530                                $81,180
-----------------------------------------------------------------------------------------------------------
John P. Zanotti            $9,676                                 $58,060
-----------------------------------------------------------------------------------------------------------

(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2007 is as follows: Robert E. Stautberg - $20,000.

(2) The Touchstone Fund Complex consists of 11 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 7 series of Touchstone Strategic Trust, 11 variable annuity series of Touchstone Variable Series Trust and 4 series of Touchstone Institutional Funds Trust.

Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Trusts comprising the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Siekmann and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended September 30, 2007, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox, Zanotti and Lerner are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee was formed in February 2007 and held three meetings during the fiscal year ended September 30, 2007.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUND COMPLEX

The following table reflects the Trustees' beneficial ownership in the Trust and the Touchstone Fund Complex as of December 31, 2007.

--------------------------------------------------------------------------------
                                     Dollar Range    Aggregate Dollar Range of
                                     of Securities  Securities in the Touchstone
                                     in the Trust         Fund Complex(1)
--------------------------------------------------------------------------------
Jill T. McGruder                     None           Over $100,000
Phillip R. Cox                       None           $10,001 - $50,000
H. Jerome Lerner                     None           Over $100,000
Donald C. Siekmann                   None           Over $100,000
Robert E. Stautberg                  None           Over $100,000
John P. Zanotti                      None           $50,001 - $100,000
--------------------------------------------------------------------------------

(1) The Touchstone Fund Complex consists of 11 series of the Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust and 4 series of Touchstone Institutional Funds Trust.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through JPMorgan P.O. Box 5354 Cincinnati, OH 45201-5354, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would have to pay brokerage costs to sell the securities distributed to you.

Each Fund's net asset value ("NAV") per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Advisor, Turner, Clover Capital, Chartwell, Sands Capital Management, Miller/Howard, Navellier, the Administrator, the Transfer Agent and/or the Fund's custodian are not open for business.

The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

CLASS A SHARES. Class A shares are sold at NAV plus an initial sales charge as shown in the table below. In some cases the initial sales charge for purchases of Class A shares may be waived or reduced.

SALES CHARGE FOR EQUITY AND BALANCED FUNDS:

-------------------------------------------------------------------------------------------------
Amount of Investment                 Percentage of        Which Equals this        Dealer
                                     Offering Price       Percentage of Your Net   Reallowance as
                                     Deducted for Sales   Investment               Percentage of
                                     Charge                                        Offering Price
-------------------------------------------------------------------------------------------------
Less than $50,000                    5.75%                6.10%                    5.00%
-------------------------------------------------------------------------------------------------
$50,000 but less than $100,000       4.50%                4.71%                    3.75%
-------------------------------------------------------------------------------------------------
$100,000 but less than $250,000      3.50%                3.63%                    2.75%
-------------------------------------------------------------------------------------------------
$250,000 but less than $500,000      2.95%                3.04%                    2.25%
-------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000    2.25%                2.30%                    1.75%
-------------------------------------------------------------------------------------------------
$1,000,000 or more                   None                 None                     None
-------------------------------------------------------------------------------------------------

SALES CHARGE FOR BOND FUNDS

-------------------------------------------------------------------------------------------------
Amount of Investment                 Percentage of        Which Equals this        Dealer
                                     Offering Price       Percentage of Your Net   Reallowance as
                                     Deducted for Sales   Investment               Percentage of
                                     Charge                                        Offering Price
-------------------------------------------------------------------------------------------------
Less than $50,000                    4.75%                4.99%                    4.00%
-------------------------------------------------------------------------------------------------
$50,000 but less than $100,000       4.50%                4.71%                    3.75%
-------------------------------------------------------------------------------------------------
$100,000 but less than $250,000      3.50%                3.63%                    2.75%
-------------------------------------------------------------------------------------------------
$250,000 but less than $500,000      2.95%                3.04%                    2.25%
-------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000    2.25%                2.30%                    1.75%
-------------------------------------------------------------------------------------------------
$1,000,000 or more                   None                 None                     None
-------------------------------------------------------------------------------------------------

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                                     Dealer Fee
--------------------                                     ----------
$1 million but less than $3 million                        1.00%
$3 million but less than $5 million                        0.75%
$5 million but less than $25 million                       0.50%
$25 million or more                                        0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge ("CDSC") of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Class Y shares may also be purchased directly through the Distributor.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

PURCHASE AND REDEMPTION INFORMATION

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Class Y shares of the Funds.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the Prospectus/Proxy Statement from whom the sales charge on purchases of Class A shares of the International Growth Fund may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.) who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

WAIVER OF CLASS A SALES CHARGE FOR FORMER NAVELLIER SHAREHOLDERS. Shareholders who owned shares of the Navellier International Growth Portfolio as of September 26, 2008 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goals and is otherwise acceptable to the Advisor.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety-day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.

UNCASHED DISTRIBUTION CHECKS. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate net asset value. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Prospectus/Proxy Statement is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Prospectus. The discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Internal Revenue Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Internal Revenue Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts) and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers, or securities of one or more publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that all such tax will be eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund's income, less expenses incurred in the operation of such Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in debt securities and instruments, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund designates its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporation incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. The maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

For corporate investors in some of the Funds, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other Zero Coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the investment adviser would not have chosen to sell securities and which may result in taxable gain or loss.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Internal Revenue Code and applicable tax regulations. At September 30, 2007, the following Funds had capital loss carryforwards available to offset future realized capital gains as shown in the table below:

--------------------------------------------------------------------------------
Fund                                        Amount of Capital Loss Carryforwards
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund               $292,352
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund      $7,241,873
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund            $3,970,327
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund            $42,616,146
--------------------------------------------------------------------------------

STATE TAXES

No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes to their own individual circumstances.

FOREIGN TAXES

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possession's income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxed to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PORTFOLIO TRANSACTIONS

The Advisor and each Sub-Advisor are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisor and each Sub-Advisor generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Advisor and each Sub-Advisor seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Advisor and each Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Advisor and the Sub-Advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisor and each Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor and the Sub-Advisor under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Advisor and each Sub-Advisor, a Fund or other accounts managed by the Advisor and the Sub-Advisor will be benefited by supplemental research services, the Advisor and the Sub-Advisor are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisor and each Sub-Advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or the Sub-Advisor will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through brokers that may be deemed "affiliates" under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Advisor or a Sub-Advisor directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Advisor nor any Sub-Advisor may consider the sale of Fund shares in selecting among executing broker-dealers.

For the fiscal years ended September 30, 2006 and 2007 the Trust's portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                         PORTFOLIO TURNOVER RATE
                                         ---------------------------------------
FUND                                     2006              2007
--------------------------------------------------------------------------------
Value Opportunities Fund                 80%               62%
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund         98%               79%
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund            62%               71%
--------------------------------------------------------------------------------
Ultra Short Duration Fund                38%               26%
--------------------------------------------------------------------------------
Short Duration Fund                      10%               21%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund        158%              156%
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund       99%               127%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund         24%               24%
--------------------------------------------------------------------------------
Mid Cap Fund                             323%              193%
--------------------------------------------------------------------------------

The portfolio turnover rate for the Premium Yield Equity Fund is not included because the Fund had not commenced operations prior to September 30, 2007.

For the fiscal years ended December 31, 2006 and 2007 the International Growth Fund's portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                               PORTFOLIO TURNOVER RATE
                                               ---------------------------------
FUND                                           2006          2007
--------------------------------------------------------------------------------
International Growth Fund                      67%           91%
--------------------------------------------------------------------------------

The brokerage commissions paid by the Trust for the fiscal years ended September 30, 2005, 2006 and 2007 were as follows:

-----------------------------------------------------------------------------------------
                                        TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                        -------------------------------------------------
FUND                                    2005           2006           2007
-----------------------------------------------------------------------------------------
Value Opportunities Fund                $295,116       $272,121       $157,930
-----------------------------------------------------------------------------------------
Diversified Small Cap Value Fund        $2,219,631     $1,486,259     $811,199
-----------------------------------------------------------------------------------------
Clover Core Fixed Income Fund           N/A            N/A            N/A
-----------------------------------------------------------------------------------------
Ultra Short Duration Fund               $1,386         N/A            N/A
-----------------------------------------------------------------------------------------
Short Duration Fund                     $11,096        N/A            N/A
-----------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund      $228,760       $551,410       $806,018
-----------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund       $163,087       $154,645       $122,502
-----------------------------------------------------------------------------------------
Sands Capital Select Growth Fund        $94,977        $243,644       $187,632
-----------------------------------------------------------------------------------------

The brokerage commissions for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.

For the fiscal year ended December 31, 2004, and the fiscal periods ended September 30, 2005, 2006 and 2007, the Mid Cap Fund paid the following brokerage commissions:

--------------------------------------------------------------------------------
                              TOTAL AMOUNT OF BROKERAGE
                              COMMISSIONS PAID
                              --------------------------------------------------
FUND                          2004                2005                   2006
--------------------------------------------------------------------------------
Mid Cap Fund                  $2,164              $1,389                 $85,385
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              2007
------------------------------------------------------------------------ -------
Mid Cap Fund                  $1,151,097
------------------------------------------------------------------------ -------

For the fiscal years ended December 31, 2005, 2006 and 2007, the International Growth Fund paid the following brokerage commissions:

--------------------------------------------------------------------------------
                              TOTAL AMOUNT OF BROKERAGE
                              COMMISSIONS PAID
                              --------------------------------------------------
FUND                          2005                2006                   2007
--------------------------------------------------------------------------------
International Growth Fund     $14,605             $22,137                $2,174
--------------------------------------------------------------------------------

The brokerage commissions paid by the Trust to the Distributor for the fiscal years ended September 30, 2005, 2006 and 2007, and the commissions paid by each other Fund for the fiscal years ended September 30, 2005, 2006 and 2007, were as follows:

--------------------------------------------------------------------------------
                                            TOTAL DOLLAR AMOUNT OF BROKERAGE
                                            COMMISSIONS PAID TO THE DISTRIBUTOR
                                            ------------------------------------
FUND                                        2005        2006        2007
--------------------------------------------------------------------------------
Value Opportunities Fund                    N/A         N/A         $12,446
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund            N/A         N/A         $3,964
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund               N/A         N/A         N/A
--------------------------------------------------------------------------------
Ultra Short Duration Fund                   N/A         N/A         N/A
--------------------------------------------------------------------------------
Short Duration Fund                         N/A         N/A         N/A
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund            N/A         N/A         N/A
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund          N/A         N/A         N/A
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund           N/A         N/A         $7,553
--------------------------------------------------------------------------------

The brokerage commissions paid to the Distributor by the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.

For the fiscal years ended December 31, 2004, and the fiscal periods ended September 30, 2005, 2006 and 2007, the Mid Cap Fund paid the following brokerage commissions to the Distributor:

--------------------------------------------------------------------------------
                              TOTAL DOLLAR AMOUNT OF BROKERAGE
                              COMMISSIONS PAID TO THE DISTRIBUTOR
                              --------------------------------------------------
FUND                          2004                2005                   2006
--------------------------------------------------------------------------------
Mid Cap Fund                  $386                N/A                    N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              2007
--------------------------------------------------------------------------------
Mid Cap Fund                  $1,521
--------------------------------------------------------------------------------

For the fiscal years ended December 31, 2005, 2006 and 2007, the International Growth Fund paid the following brokerage commissions to the Distributor:

--------------------------------------------------------------------------------
                              TOTAL DOLLAR AMOUNT OF BROKERAGE
                              COMMISSIONS PAID TO THE DISTRIBUTOR
                              --------------------------------------------------
FUND                          2005                2006                   2007
--------------------------------------------------------------------------------
International Growth Fund     $0                  $0                     $0
--------------------------------------------------------------------------------

The total amount of securities of regular Broker/Dealers held by each Fund for the fiscal year ended September 30, 2007 were as follows:

----------------------------------------------------------------------------------------------------------
                                                                     TOTAL AMOUNT OF
                                                                     SECURITIES HELD BY
FUND                               NAME OF BROKER/DEALER             FUND                 TYPE OF SECURITY
----------------------------------------------------------------------------------------------------------
Value Opportunities Fund           Bank of New York                  $1,595,617           Equity
----------------------------------------------------------------------------------------------------------
                                   Citigroup Global Markets, Inc.    $3,375,407           Equity
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities      Investment Technology Group,
Fund                               Inc.                              $768,912             Equity
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund   Countrywide Financial Corp.       $990,058             Debt
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund      Morgan Stanley                    $495,000             Debt
----------------------------------------------------------------------------------------------------------
                                   Merrill Lynch                     $530,694             Debt
----------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year-end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds (except the Sands Capital Select Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month-end.

      o The Funds (except the Sands Capital Select Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter-end.

      o The Sands Capital Select Growth Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least sixty days after month-end.

      o The Sands Capital Select Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter-end.

      o The Sands Capital Select Growth Fund provides its full holdings to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter-end.

You may access the public website at www.touchstoneinvestments.com.

Employees of Touchstone Investments and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class A, Class C and Class Z Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor and its Sub-Advisor(s). Generally, Sub-Advisors will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. If a Fund does not have a Sub-Advisor, the Advisor will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees may periodically review each Fund's proxy voting record. Form N-PX for each Fund (its voting record) will be available upon request by calling 1-800-543-0407 or by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of September 3, 2008, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

-----------------------------------------------------------------------------------------------------------------
                                                    NAME AND ADDRESS                                PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                             FUND'S SHARES
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund Class Z            Charles Schwab & Co. Inc.
                                                    4500 Cherry Creek Dr.
                                                    Denver, CO 80209
-----------------------------------------------------------------------------------------------------------------
                                                    UMB Bank NA
                                                    Cadence Design Systems Inc.
                                                    P.O. Box 419784 Attn: 5500 Team
                                                    Kansas City, MO 64141-6784
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund Class A            NFS LLC FEBO
                                                    Joseph Abbatie
                                                    284 Beechwood Ave.
                                                    Oradell, NJ 07649
-----------------------------------------------------------------------------------------------------------------
                                                    Stifel Nicolaus Co. Inc.
                                                    501 North Broadway
                                                    St. Louis, MO 63102
-----------------------------------------------------------------------------------------------------------------
                                                    Donald F. Klein
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund Class C            MLPF & S
                                                    For the Sole Benefit of its Customers
                                                    4800 Deer Lake Dr. East-2nd Floor
                                                    Jacksonville, FL  32246
-----------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                            Fifth Third Bank Trustee
Class A                                             Western & Southern 401k Savings
                                                    8515 East Orchard 2T2
                                                    Centennial, CO 80111
-----------------------------------------------------------------------------------------------------------------
                                                    Western & Southern Deferred Account
                                                    400 Broadway
                                                    Cincinnati, OH 45202
-----------------------------------------------------------------------------------------------------------------
                                                    Western & Southern Deferred Account
                                                    400 Broadway
                                                    Cincinnati, OH 45202
-----------------------------------------------------------------------------------------------------------------
                                                    LPL Financial Services
                                                    9785 Towne Center
                                                    San Diego, CA 92121
-----------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                            Raymond James
Class C                                             FBO Phyllis C
                                                    796 Laurel Hill Road
                                                    Lexington, KY 40504
-----------------------------------------------------------------------------------------------------------------
                                                    MLPF & S
                                                    For the Sole Benefit of its Customers
                                                    4800 Deer Lake Dr. East-2nd Floor
                                                    Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------------------
                                                    Stifel Nicolaus Co., Inc.
                                                    501 North Broadway
                                                    St. Louis, MO 63102
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                    NAME AND ADDRESS                                PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                             FUND'S SHARES
-----------------------------------------------------------------------------------------------------------------
                                                    Raymond James
                                                    FBO Wagner IR
                                                    880 Carillon Pkwy
                                                    St. Petersburg, FL 33
-----------------------------------------------------------------------------------------------------------------
                                                    JJB Hilliard W L Lyons Inc.
                                                    500 West Jefferson
                                                    Louisville, KY 40202
-----------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                            Bill and Melinda Gates Foundation
Class Z                                             William H. Gates III TR
-----------------------------------------------------------------------------------------------------------------
                                                    Charles Schwab & Co. Inc.
                                                    4500 Cherry Creek
                                                    Denver, CO 80209
-----------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund Class I               Charles Schwab & Co. Inc.
                                                    Attn Mutual Funds / Team S
                                                    4500 Cherry Creek Dr. S. Fl. 3
                                                    Denver, CO 80209
-----------------------------------------------------------------------------------------------------------------
                                                    SEI Private Trust Co
                                                    C/O HSBC
                                                    Attn: Mutual Fund Administrator
                                                    One Freedom Valley Drive
                                                    Oaks, PA  19456
-----------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund              Charles Schwab & Co.
Class Z                                             101 Montgomery St
                                                    San Francisco, CA 94104
-----------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Z            Charles Schwab & Co.
                                                    101 Montgomery St
                                                    San Francisco, CA 94101-4151
-----------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Z            Charles Schwab & Co. Inc.
                                                    For the Benefit of its Customers
                                                    101 Montgomery St.
                                                    San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------------
                                                    Citigroup Global Markets Inc.
                                                    333 West 34th Street, 3rd Floor
                                                    New York, NY  10001
-----------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Y            Charles Schwab & Co. Inc.
                                                    4500 Cherry Creek Dr. S. Fl. 3
                                                    Denver, CO 80209
-----------------------------------------------------------------------------------------------------------------
                                                    The Vanguard Fiduciary Trust Co.
                                                    PO Box 2600 VM 613
                                                    Valley Forge, PA  19482
-----------------------------------------------------------------------------------------------------------------
                                                    Pitcairn Trust Company
                                                    Cash/Cash Capital gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd
                                                    Jenkintown, PA 19046-3543
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                    NAME AND ADDRESS                                PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                             FUND'S SHARES
-----------------------------------------------------------------------------------------------------------------
                                                    Saxon and Co
                                                    FBO 40-40-090-9999464
                                                    PO Box 7780-1888
                                                    Philadelphia, PA  19182
-----------------------------------------------------------------------------------------------------------------
                                                    National Financial Services Corp
                                                    For the Exclusive Benefit of Our Customers
                                                    100 Magellan Way
                                                    Covington, KY 41015-1987
-----------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Y                                Patterson & Co Omnibus Cash/Cash
                                                    1525 West WT Harris Blvd
                                                    Charlotte, NC 28288-0001
-----------------------------------------------------------------------------------------------------------------
                                                    Patterson & Co Omnibus Rein/Rein
                                                    1525 West WT Harris Blvd
                                                    Charlotte, NC 28288-0001
-----------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Z                                Charles Schwab & Co. Inc.
                                                    4500 Cherry Creek Dr. S. Fl. 3
                                                    Denver, CO 80209
-----------------------------------------------------------------------------------------------------------------
                                                    Strafe Co FAO
                                                    PO Box 160
                                                    Westerville, OH 43086
-----------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class A                                Jennifer Lukes
-----------------------------------------------------------------------------------------------------------------
                                                    Morgan Stanley DW Inc.
-----------------------------------------------------------------------------------------------------------------
                                                    Morgan Stanley DW Inc.
-----------------------------------------------------------------------------------------------------------------
                                                    Raymond James & Associates Inc.
                                                    FBO Osmond IR
                                                    880 Carillon Pkwy
                                                    St. Petersburg, FL 33716
-----------------------------------------------------------------------------------------------------------------
                                                    Raymond James & Associates Inc.
                                                    FBO Coate IRA
                                                    880 Carillon Pkwy
                                                    St. Petersburg, FL 33716
-----------------------------------------------------------------------------------------------------------------
                                                    Diana Robinson
-----------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class C                                Raymond James & Associates Inc.
                                                    FBO Broschart B
                                                    880 Carillon Pkwy
                                                    St. Petersburg, FL 33716
-----------------------------------------------------------------------------------------------------------------
                                                    Raymond James & Associates Inc.
                                                    FBO Broschart C
                                                    880 Carillon Pkwy
                                                    St. Petersburg, FL 33716
-----------------------------------------------------------------------------------------------------------------
                                                    Raymond James & Associates Inc.
                                                    FBO Hosken Re
                                                    880 Carillon Pkwy
                                                    St. Petersburg, FL 33716
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                    NAME AND ADDRESS                                PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                             FUND'S SHARES
-----------------------------------------------------------------------------------------------------------------
                                                    Raymond James & Associates Inc.
                                                    FBO Orenics IR
                                                    880 Carillon Pkwy
                                                    St. Petersburg, FL 33716
-----------------------------------------------------------------------------------------------------------------
                                                    Raymond James & Associates Inc.
                                                    FBO Denovo Ira
                                                    880 Carillon Pkwy
                                                    St. Petersburg, FL 33716
-----------------------------------------------------------------------------------------------------------------
                                                    Larry G Keeton and Debra K Keeton
-----------------------------------------------------------------------------------------------------------------
                                                    Morgan Stanley DW Inc.
-----------------------------------------------------------------------------------------------------------------
                                                    Morgan Stanley DW Inc.
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund Class Z          Charles Schwab & Co. Inc.
                                                    Attn Mutual Funds / Team S
                                                    4500 Cherry Creek Dr. S. Fl. 3
                                                    Denver, CO 80209
-----------------------------------------------------------------------------------------------------------------
                                                    National Financial Services Corp
                                                    For the Exclusive Benefit of Our Customers
                                                    100 Magellan Way
                                                    Covington, KY 41015-1987
-----------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A           Charles Schwab & Co. Inc.
                                                    Attn Mutual Funds / Team S
                                                    4500 Cherry Creek Dr. S. Fl. 3
                                                    Denver, CO 80209
-----------------------------------------------------------------------------------------------------------------
                                                    National Financial Services Corp
                                                    For the Exclusive Benefit of Our Customers
                                                    100 Magellan Way
                                                    Covington, KY 41015-1987
-----------------------------------------------------------------------------------------------------------------
                                                    MLPF & S
                                                    For the Sole Benefit of its Customers
                                                    4800 Deer Lade Dr. East-2nd Floor
                                                    Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C           MLPF & S
                                                    For the Sole Benefit of its Customers
                                                    4800 Deer Lade Dr. East-2nd Floor
                                                    Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------------------
                                                    Raymond James Associate Inc.
                                                    FBO Louis D Gol
                                                    6324 NW 23rd Ct.
                                                    Boca Raton, FL 33496
-----------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund Class A                   Western & Southern Life Insurance
                                                    400 Broadway
                                                    Cincinnati, OH 45202
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                    NAME AND ADDRESS                                PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                             FUND'S SHARES
-----------------------------------------------------------------------------------------------------------------
                                                    Western & Southern Financial Group
                                                    400 Broadway
                                                    Cincinnati, OH 45202
-----------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund Class C                   Western & Southern Life Insurance
                                                    400 Broadway
                                                    Cincinnati, OH 45202
-----------------------------------------------------------------------------------------------------------------

As of September 3, 2008, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, is the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust's independent registered public accounting firm, Ernst & Young LLP, audits the Trust's annual financial statements. Ernst & Young LLP is located at 312 Walnut Street Cincinnati, OH 45202.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Financial Statements for the International Growth Fund for the fiscal year ended December 31, 2007, including the Report of Tait, Weller & Baker LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders of the predecessor Fund and are incorporated into this SAI by reference.

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade
----------------

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade
-----------------

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rate `B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The `B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC The rating `CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied `CCC' rating.

C The rating `C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated `CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated `D' when the issue is in payment default, or the obligor has filed for bankruptcy. The `D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond
---------------------

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond
----------------------

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C     Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D:

      Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

APPENDIX B - PROXY VOTING POLICIES

TURNER INVESTMENT PARTNERS, INC.

PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc. as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

            Andrew Mark, Director of Operations
            and Technology Administration
            c/o Turner Investment Partners, Inc.
            1205 Westlakes Drive, Suite 100
            Berwyn, PA 19312

Recordkeeping:

      Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

CHARTWELL INVESTMENT PARTNERS
PROXY VOTING POLICIES AND PROCEDURES
ADOPTED APRIL 11, 1997
AS AMENDED FEBRUARY 1, 2007

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell. Chartwell maintains a copy of the AFL-CIO Key Votes Survey which is a list of proposals and meetings based on the AFL-CIO Proxy Voting Guidelines. This list includes the company, item number, proposal, recommendation and date of the meeting. Chartwell votes in accordance with these recommendations. In situations where ISS does not vote a proxy (as on behalf of LP's or LLC's), Chartwell generally votes with company management.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue. In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

CLOVER CAPITAL MANAGEMENT, INC.

1. PROXY VOTING POLICIES

      Clover Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

      Clover Capital Management, Inc. ("Clover Capital") votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise.

      Clover Capital shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Clover Capital shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Clover Capital subscribes to an outside proxy consultant, Institutional Shareholder Services "ISS", and utilizes its data and analysis to augment the work done by Clover Capital's relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Clover Capital's clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

      BACKGROUND
      ----------

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

      RESPONSIBILITY
      --------------

      Tracy Kern has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

      PROCEDURE
      ---------

      Clover Capital Management, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

      VOTING PROCEDURES

      Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), Clover Capital, through its relevant analysts, will be responsible for voting the proxies related to that account.

      All proxies and ballots will be logged in upon receipt and the materials, which include ISS's proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Clover Capital's analysts' proxy voting decisions.

      Clover Capital has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

      Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

      Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

      Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

      On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients' accounts and where appropriate will communicate with the management of such issuers.

      Periodically, or at least annually, the Clover Compliance Department will:

      Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

      When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

      Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

      When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

      Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

      DISCLOSURE

      Clover Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Clover Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

      Clover Capital Management, Inc. has also sent a Proxy Voting Policy summary to all existing clients who have previously received Clover Capital Management, Inc.'s Disclosure Document; or Clover Capital Management, Inc. may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

      CLIENT REQUESTS FOR INFORMATION

      All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance Manager.

      In response to any request Clover Capital will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Clover Capital Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

      VOTING GUIDELINES

      In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Clover Capital's clients. Clover Capital does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

      Clover Capital will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding unreasonably dilute existing shares. While Clover Capital recognizes the incentive benefits that options can provide, Clover Capital believes that an excessively dilutive effort offsets the benefits.

      Clover Capital will favor the annual election of directors.

      Clover Capital will oppose the re-incorporation of domestic companies into other nations.

      Clover Capital will oppose shareholder resolutions that are motivated by the social beliefs of the resolution's sponsor rather than designed to maximize shareholder value or improve a company's governance practices.

      Clover Capital will vote to retain a company's current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

      Clover Capital will vote against the creation of so-called "poison pills" and for shareholder resolutions calling for their removal.

      Clover Capital will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

      Clover Capital will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

      Clover Capital will vote in favor of shareholder proposals calling for the replacement of "super majority" vote thresholds with simple majority vote requirements.

      CONFLICTS OF INTEREST

      Clover Capital stock is not publicly traded, and Clover Capital is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Clover Capital affiliate currently provides brokerage, underwriting , insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

      Where a client of Clover Capital is a publicly traded company in its own right, Clover Capital may be restricted from acquiring that company's securities for the client's benefit. Further, while Clover Capital believes that any particular proxy issues involving companies that engage Clover Capital, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm's employees or otherwise, whether Clover Capital, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Clover Capital will ensure that any such conflict of interest does not influence Clover Capital's vote by adhering to all recommendations made by the outside proxy consultant that Clover Capital utilizes. Clover Capital will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

      RECORDKEEPING

      The proxy coordinator(s) shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      These policies and procedures and any amendments;

      Each proxy statement that Clover Capital Management, Inc. receives;

      A record of each vote that Clover Capital Management, Inc. casts;

      Any document Clover Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

      A copy of each written request from a client for information on how Clover
            Capital Management, Inc. voted such client's proxies, and a copy of any written response.

SANDS CAPITAL MANAGEMENT LLC

Proxy Voting Policy and Procedures
Implementation Date: November 2006
--------------------------------------------------------------------------------

ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

POLICY

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

PROCEDURES FOR SCM'S RECEIPT OF CLASS ACTIONS

The following procedures outline SCM's receipt of "Class Action" documents from clients and custodians. It is SCM's position not to file these "Class Action" documents, but if received will follow these guidelines:

      If "Class Action" documents are received by SCM from the CLIENT, SCM will gather, at the client's request, any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

PROXY COMMITTEE

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

      1. SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

            As part of the account opening procedure, The Director of Client Services will note whether or not SCM is responsible for voting client proxies for the new client.

      2. In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

      3. The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

      4. Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

      5. SCM Staff Members will reasonably try to assess any material conflicts between SCM's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

      6. So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

      7. Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

      8. SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM's fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when an adviser's analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

      9. The Director of Client Services and the Research Analyst will report any attempts by SCM's personnel to influence the voting of client proxies in a manner that is inconsistent with SCM's Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM's CCO, or if the CCO is the person attempting to influence the voting, then to SCM's CEO.

      10. All proxy votes will be recorded and the following information will be maintained:

                  o     The name of the issuer of the portfolio security;

                  o     The exchange ticker symbol of the portfolio security;

                  o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

                  o     The shareholder meeting date;

                  o     The number of shares SCM is voting on firm-wide;

                  o     A brief identification of the matter voted on;

                  o Whether the matter was proposed by the issuer or by a security holder;

                  o     Whether or not SCM cast its vote on the matter;

                  o How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

                  o     Whether SCM cast its vote with or against management;
                        and

                  o Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

CONFLICTS OF INTEREST

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

      o CONFLICT: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM's client portfolios.

      o CONFLICT: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      o CONFLICT: SCM's Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM's client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

      o CONFLICT: SCM or a Staff Member(s) personally owns a significant number of an issuer's securities that are also held in SCM's client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

RESOLUTION:
-----------

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM's ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

RECORDKEEPING

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:
-------------------------------------

      o Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

      o The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

      o Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy statements received regarding client securities:
------------------------------------------------------

      o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

            NOTE: SCM is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:
---------------------

      o Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

      o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

      o SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

PROXY SOLICITATION

As a matter of practice, it is SCM's policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

RESPONSIBILITY

The Director of Client Services is responsible for overseeing and implementing this policy.

                                  ATTACHMENT C

                             PROXY VOTING GUIDELINES
                             -----------------------

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

      o     Long-term corporate performance record relative to a market index;

      o     Composition of board and key board committees;

      o     Corporate governance provisions and takeover activity;

      o     Board decisions regarding executive pay;

      o     Director compensation;

B. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C. VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

      o long-term financial performance of the target company relative to its industry;

      o     management's track record;

      o     background to the proxy contest;

      o     qualifications of director nominees (both slates);

      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o     stock ownership positions.

      Size of the Board

Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. PROXY CONTEST DEFENSES

Cumulative Voting

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

POISON PILLS

The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

1) FAIR PRICE PROVISIONS

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

2) GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

3) SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of "superstock".

E. SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

      A. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      b. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
      BYLAWS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. BOARD CLASSIFICATION

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and elect all directors annually.

                     IV. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B. DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                           VII. STATE OF INCORPORATION

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                    VII. MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D. Changing Corporate Name

We generally vote FOR changing the corporate name.

                       IX. SOCIAL AND ENVIRONMENTAL ISSUES

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      o Ecological issues, including toxic hazards and pollution of the air and water;

      o Employment practices, such as the hiring of women and minority groups;

      o     Product quality and safety;

      o     Advertising practices;

      o Animal rights, including testing, experimentation and factory farming;

      o     Military and nuclear issues; and

      o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

MILLER/HOWARD INVESTMENTS PROXY VOTING POLICY

The Firm recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management's policies. Miller/Howard Investments supports voting proxies consistent with our financial, social, and environmental objectives. For more information regarding these objectives, please refer to our SRI (Socially Responsible Investing) policy.

Each proxy season, in addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, the production of weapons, land mine clean up, genetically modified foods, labor standards, and management transparency. We actively support resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources. The primary goal of the shareholder resolution process is to engage management in a dialogue. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard Investments enlisted the help of Broadridge Investor Communication Solutions, Inc. to administer electronic proxy voting. Using the services Broadridge provides, Miller/Howard Investments is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting SRI recommendations as provided by Glass Lewis.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard Investments has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard Investments maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

The Firm will generally vote on all proxies it receives. However, Miller/Howard Investments may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

Miller/Howard Investments will vote differently from Glass Lewis recommendations if we believe such action is in the best interest of our clients and/or our unique objectives.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard Investments will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE:

Miller/Howard Investments discloses a summary of our proxy voting policy in our Form ADV Part II.

NAVELLIER & ASSOCIATES PROXY VOTING POLICY

Navellier's proxy voting policies and procedures are designed to ensure that proxies are voted in an appropriate manner. In the absence of specific voting guidelines from the Fund, Navellier will vote proxies in a manner that is in the best interests of the Fund, which may result in different voting results for proxies for the same issuer. Navellier shall consider only those factors that relate to the Fund's investment or dictated by the Fund's written instructions, including how its vote will economically impact and affect the value of the Fund's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the Fund). Navellier has adopted specific voting policies for voting proxies with respect to routine issues, such as board of directors, reclassification of common stock and independent auditors. Navellier has adopted specific voting policies for voting non-routine issues, such as mergers and anti-greenmail provisions. The following are examples of Navellier's policies on specific matters involving routine and non-routine issues:

      o Navellier will generally vote for the election of directors (where no corporate governance issues are implicated).

      o Navellier will generally vote for proposals that maintain or increase the rights of shareholders.

      o Navellier will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

If the proxy includes a routine item that implicates corporate governance changes, a non-routine item where no specific policy applies or a conflict of interest where no specific policy applies, Navellier may engage ISS to determine how the proxies should be voted. If an actual or potential conflict is found to exist, written notification of the conflict will be given to the Fund describing Navellier's vote recommendation or requesting the Fund to vote the proxy directly. If the Fund has not responded before the response deadline, Navellier may engage a non-interested party to independently review Navellier's vote recommendation if the vote is in favor of Navellier's interest, cast its vote as recommended if the vote is against Navellier's interest or abstain from voting if Navellier determines this to be in the best interest of the Fund.

PART C. OTHER INFORMATION

ITEM 15. IDEMNIFICATION

Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS:

(1)   CHARTER OF THE REGISTRANT

(a) Registrant's Agreement and Declaration of Trust dated October 25, 1993 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the Securities and Exchange Commission ("SEC") on November 24, 1998.

(b) Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on November 24, 1998.

(c) Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994 is herein incorporated by reference to Exhibit (a)(3) of Post- Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on November 24, 1998.

(d) Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997 is herein incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on December 17, 1997.

(e) Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on November 24, 1998.

(f) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated December 10, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 003- 70958), filed with the SEC on January 27, 1999.

(g) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated March 24, 2004 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on May 3, 2004.

(h) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 17, 2006 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2007.

(2)   BYLAWS OF THE REGISTRANT

      Amended and Restated By-Laws of the Trust as revised November 18, 2004 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on April 14, 2005.

(3)   VOTING TRUST AGREEMENT

      Not Applicable

(4)   AGREEMENT AND PLAN OF REORGANIZATION

      The Agreement and Plan of Reorganization is herein incorporated by reference to Exhibit (4) of the Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on July 2, 2008..

(5)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

      Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 19, 2007.

(6)   INVESTMENT ADVISORY CONTRACTS

(a) Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (6)(a) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on August 4, 2008.

(b) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(2) of Post- Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(c) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated April 1, 2007 is herein incorporated by reference to Exhibit (d)(2)(ii) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008..

(d) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated July 20, 2007 is herein incorporated by reference to Exhibit (d)(2)(iii) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008..

(e) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Clover Capital Management, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(3) of Post- Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(f) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Chartwell Investment Partners dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(4) of Post- Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(g) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(h) Sub-Advisory Agreement between Touchstone Advisors, Inc. and AXA Rosenberg Investment Management dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(i) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Diamond Hill Capital Management Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(j) Sub-Advisory Agreement between Touchstone Advisors, Inc. and James Investment Research, Inc. dated May 31, 2007 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(k) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Chartwell Investment Partners is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811- 08104), filed with the SEC on December 3, 2007.

(l) Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Navellier & Associates, Inc. is herein incorporated by reference to Exhibit (6)(l) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on August 4, 2008..

(7)   UNDERWRITING AND DISTRIBUTION CONTRACTS

(a) Distribution Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(b) Form of Underwriter's Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(8)   BONUS OR PROFIT SHARING PLAN

      Form of Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.

(9)   CUSTODIAN AGREEMENTS

      Amended and Restated Custodian Services Agreement between the Registrant and PFPC Trust Company as of July 22, 2004 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on January 30, 2006.

(10)  RULE 12B-1 PLAN AND RULE 18F-3 PLAN

(a) Distribution and Shareholder Services Plan for Class A Shares is herein incorporated by reference to Exhibit (10)(a) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on August 4, 2008..

(b) Distribution and Shareholder Services Plan for Class C Shares is herein incorporated by reference to Exhibit (10)(b) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on August 4, 2008..

(c) Shareholder Services Plan for Class Z Shares is herein incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N- 1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(d) Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(11) AN OPINION AND CONSENT OF COUNSEL (AS TO LEGALITY OF SECURITIES BEING REGISTERED)

      Opinion and Consent of Morgan, Lewis & Bockius, as to legality of securities being registered, is herein incorporated by reference to Exhibit (11) of the Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on July 2, 2008..

(12)  AN OPINION AND CONSENT OF COUNSEL (AS TO CERTAIN TAX CONSEQUENCES)

      Form of Tax Opinion is herein incorporated by reference to Exhibit (12) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on August 4, 2008..

(13)  OTHER MATERIAL CONTRACTS OF THE REGISTRANT

(a) Form of Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit
      (h)(1) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(b) Form of Sub-Administration Agreement between Touchstone Advisors, Inc. and Integrated Investment Services, Inc. is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(c) Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit
      (h)(3) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008..

(d) Addendum to Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008..

(e) Form of Transfer Agency Agreement between the Registrant and Integrated Investment Services, Inc. is herein incorporated by reference to Exhibit
      (h)(3) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(f) Addendum to Transfer Agency Agreement between the Registrant and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008..

(g) Compliance Services Agreement among the Registrant, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Integrated Investment Services, Inc. is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.

(h) Amended Compliance Services Agreement among the Registrant, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit
      (h)(8) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008.

(i) Fidelity Bond Allocation Agreement dated April 1, 2007 is herein incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(j) Form of Administration Fee Waiver Agreement is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.

(k) Fee Waiver Agreement is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on December 3, 2007..

(l) Amendment 1 to the Fee Waiver Agreement dated November 20, 2006 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(m) Amendment 2 to the Fee Waiver Agreement dated February 1, 2007 is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(n) Amendment 3 to the Fee Waiver Agreement dated May 11, 2007 is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(o) Amendment 4 to the Fee Waiver Agreement dated July 20, 2007 is herein incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(p) Amendment 5 to the Fee Waiver Agreement dated December 3, 2007 is herein incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on December 3, 2007.

(q) Form of Amendment 6 to the Fee Waiver Agreement dated February 1, 2008 is herein incorporated by reference to Exhibit (h)(17) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2008.

(r) Expense Limitation Agreement is herein incorporated by reference to Exhibit (13)(r) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on August 4, 2008.

(s)   Form of Amendment to Expense Limitation Agreement is filed herewith.

(14)  CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(a) Consent of Tait, Weller and Baker LLP is herein incorporated by reference to Exhibit (14)(a) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on August 4, 2008.

(15)  OMITTED FINANCIAL STATEMENT

      Not Applicable.

(16)  POWERS OF ATTORNEY

      Powers of Attorney for Jill T. McGruder, Phillip R. Cox, H. Jerome Lerner, Donald C. Siekmann, Robert E. Stautber and John P. Zannotti are herein incorporated by reference to Exhibit (16) of the Registrant's Registration Statement on Form N-14 (File Nos. 333-152093 and 811-08104), filed with the SEC on July 2, 2008.

(17)  ADDITIONAL EXHIBITS

      Not Applicable.

ITEM 17.  UNDERTAKINGS:

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file the final tax opinion and final consent of counsel by post effective amendment to the N14.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Cincinnati and State of Ohio, on the 8th day of August, 2008.

                                   TOUCHSTONE FUNDS GROUP TRUST

                                   By: /S/ JILL T. MCGRUDER
                                   ------------------------
                                   Jill T. McGruder
                                   President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         *                                 Trustee                August 8, 2008
----------------------------
Phillip R. Cox

         *                                 Trustee                August 8, 2008
----------------------------
Robert E. Stautberg

         *                                 Trustee                August 8, 2008
----------------------------
Donald C. Siekmann

         *                                 Trustee                August 8, 2008
----------------------------
H. Jerome Lerner

         *                                 Trustee                August 8, 2008
----------------------------
John P. Zanotti

/S/ JILL T. MCGRUDER                       Trustee and            August 8, 2008
----------------------------               President
Jill T. McGruder

/S/ TERRIE A. WIEDENHEFT                   Controller,            August 8, 2008
----------------------------               Treasurer and
Terrie A. Wiedenheft                       Principal Financial
                                           Officer

* By: /S/ JAY S. FITTON
      ---------------------
      Jay S. Fitton
      (Attorney-in-Fact Pursuant to Power of Attorney)

                                  EXHIBIT INDEX

EXHIBIT NUMBER         DESCRIPTION
--------------         -----------

13(s) Form of Amendment to Expense Limitation Agreement is filed herewith.